Constellation Funds
            Group


                                                                      PROSPECTUS
                                                                January 31, 2005

Constellation Clover Core Value Fund
Constellation Clover Small Cap Value Fund
Constellation Clover Large Cap Value Fund
Constellation Clover Core Fixed Income Fund
Constellation Clover Income Plus Fund
Constellation Chartwell Ultra Short Duration Fixed Income Fund
Constellation Chartwell Short Duration Fixed Income Fund
Constellation Chartwell High Yield Fund
Constellation HLAM Large Cap Quality Growth Fund
Constellation HLAM Large Cap Value Fund
Constellation Pitcairn Diversified Value Fund
Constellation Pitcairn Select Value Fund
Constellation Pitcairn Diversified Growth Fund
Constellation Pitcairn Small Cap Fund
Constellation Pitcairn Family Heritage(R) Fund
Constellation Pitcairn Taxable Bond Fund
Constellation Pitcairn Tax-Exempt Bond Fund
Constellation Sands Capital Select Growth Fund
Constellation TIP Small Cap Value Opportunities Fund
Constellation TIP Financial Services Fund
Constellation TIP Healthcare & Biotechnology Fund
Constellation International Equity Fund
Constellation Strategic Value and High Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

About This Prospectus

Constellation Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment objectives and strategies. This prospectus gives you important information about the Shares of the Constellation Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the share classes offered and risk and return that is common to each Fund. For more detailed information about the Funds, please see:

  3     Constellation Clover Core Value Fund

  6     Constellation Clover Small Cap Value Fund

  9     Constellation Clover Large Cap Value Fund

 12     Constellation Clover Core Fixed Income Fund

 16     Constellation Clover Income Plus Fund

 19     Constellation Chartwell Ultra Short Duration Fixed Income Fund

 22     Constellation Chartwell Short Duration Fixed Income Fund

 26     Constellation Chartwell High Yield Fund

 29     Constellation HLAM Large Cap Quality Growth Fund

 32     Constellation HLAM Large Cap Value Fund

 34     Constellation Pitcairn Diversified Value Fund

 37     Constellation Pitcairn Select Value Fund

 40     Constellation Pitcairn Diversified Growth Fund

 43     Constellation Pitcairn Small Cap Fund

 46     Constellation Pitcairn Family Heritage(R) Fund

 49     Constellation Pitcairn Taxable Bond Fund

 53     Constellation Pitcairn Tax-Exempt Bond Fund

 56     Constellation Sands Capital Select Growth Fund

 59     Constellation TIP Small Cap Value Opportunities Fund

 62     Constellation TIP Financial Services Fund

 66     Constellation TIP Healthcare & Biotechnology Fund

 70     Constellation International Equity Fund

 74     Constellation Strategic Value and High Income Fund

 79     Investments and Portfolio Management

 98     Purchasing, Selling and Exchanging Constellation Funds

106     Dividends, Distributions and Taxes

108     Financial Highlights

        To obtain more information about Constellation Funds, please refer to the back cover of the Prospectus.





                                                                Prospectus    1

--------------------------------------------------------------------------------
   INTRODUCTION
--------------------------------------------------------------------------------

Each Fund is a mutual fund. Generally, a mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Each Fund has its own investment objective and strategies for reaching that objective. The investment adviser (the "Adviser") and each sub-adviser (a "sub-adviser") invest each Fund's assets in a way that they believe will help the Fund achieve its objective.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's and sub-adviser's judgment about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or a sub-adviser does, you could lose money on your investment in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. Some Funds are more exposed to a single segment or sector of the economy than others and the amount of exposure that a given Fund has to a specific segment or sector may have a large impact on its performance. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings across issuers, industries or sectors.

CHOOSING CLASS I OR CLASS II SHARES

The Constellation Funds offer Class I and Class II Shares. Below is a summary of some of the characteristics of each Class:

o Class I and Class II Shares have different expenses and other characteristics. Class I Shares have lower annual expenses while Class II Shares have higher annual expenses. The performance of Class I and Class II Shares will differ due to differences in expenses.

o Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' accounts.

o Class II Shares are for investments made through financial institutions or intermediaries.

o The following Funds currently offer Class II Shares: Constellation HLAM Large Cap Quality Growth Fund, Constellation HLAM Large Cap Value Fund, Constellation Pitcairn Diversified Value Fund, Constellation Pitcairn Select Value Fund, Constellation Pitcairn Diversified Growth Fund, Constellation Pitcairn Small Cap Fund, Constellation Pitcairn Family Heritage(R) Fund, Constellation Pitcairn Taxable Bond Fund, Constellation Pitcairn
   Tax-Exempt Bond Fund, Constellation Sands Capital Select Growth Fund, Constellation TIP Small Cap Value Opportunities Fund, Constellation TIP Healthcare & Biotechnology Fund, Constellation International Equity Fund and Constellation Strategic Value and High Income Fund.








2    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CLOVER CORE VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE .........................   Long-term total return

INVESTMENT FOCUS .............................   Common stocks of U.S. companies
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Clover Core Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. The Fund may invest in companies of any size in order to achieve its goal. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the market capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of equity investing.


                                                                Prospectus    3

--------------------------------------------------------------------------------
CONSTELLATION CLOVER CORE VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year for the past ten years.(1)

21.40%     22.87%     17.54%     (1.47)%     4.27%     10.70%     13.00%     (12.04)%     32.65%     17.77%
-----------------------------------------------------------------------------------------------------------
 1995       1996       1997       1998       1999       2000       2001        2002        2003       2004

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Midcap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Midcap Value Fund voted to approve TIP as the Fund's investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004 the Fund operated as the Turner Core Value Fund. On May 7, 2004, 2003, the Turner Core Value Fund was reorganized into the Constellation Clover Core Value Fund.

  BEST QUARTER           WORST QUARTER
     19.28%                 (16.03)%
   (6/30/03)               (9/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to those of the Russell 3000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                              SINCE INCEPTION
                                                            1 YEAR          5 YEARS        10 YEARS                 (12/6/91)
-----------------------------------------------------------------------------------------------------------------------------
 Constellation Clover Core Value Fund -
   Class I Shares
   Before taxes on distributions                            17.77%           11.44%          11.97%                    12.39%
   After taxes on distributions                             16.38%           10.13%           9.73%                    10.32%
   After taxes on distributions
    and sale of shares                                      13.41%            9.48%           9.43%                     9.97%
 Russell 3000 Value Index(1)                                16.94%            6.10%          13.84%                    12.98%(2)

(1) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
(2)  The calculation date for the index is December 31, 1991.


4    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CLOVER CORE VALUE FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                           CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)             None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                      CLASS I SHARES
Investment Advisory Fees                                 0.74%(2)
Distribution (12b-1) Fees                                  None
Other Expenses                                           0.34%(3)
                                                      --------------
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.08%


(1)  A $10 fee is imposed for wire transfers of redemption proceeds.
(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 3000 Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3) CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep "Other Expenses" for the Class I Shares from exceeding 0.50% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CLOVER CORE VALUE FUND -
  CLASS I SHARES                                                      $110              $343             $595            $1,317


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


                                                                Prospectus    5

--------------------------------------------------------------------------------
CONSTELLATION CLOVER SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...    Long-term total return

INVESTMENT FOCUS .......    Common stocks of U.S. small capitalization companies
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Clover Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with small market capitalizations that the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, small cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. As of December 31, 2004, the Russell 2000 Value Index included companies with capitalizations between $80 million and $3.0 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of small cap equity investing.

6    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CLOVER SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

15.47%      2.01%     29.57%     10.59%     27.42%    (20.75)%    45.52%      20.14%
------------------------------------------------------------------------------------
 1997       1998       1999       2000       2001       2002       2003        2004


(1) The performance information shown above is based on a calendar year. From the Fund's inception on February 28, 1996 until May 1, 2001, the Fund operated as the Clover Small Cap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Small Cap Value Fund voted to approve TIP as the Fund's investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004, the Fund operated as the Turner Small Cap Value Fund. On May 7, 2004, the Turner Small Cap Value Fund was reorganized into the Constellation Cover Small Cap Value Fund.

     BEST QUARTER                             WORST QUARTER
        26.61%                                   (22.37)%
      (6/30/99)                                 (9/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                      SINCE
                                                                                  INCEPTION
                                                1 YEAR           5 YEARS          (2/28/96)
-------------------------------------------------------------------------------------------
 Constellation Clover Small Cap
   Value Fund -
   Class I Shares
   Before taxes on distributions                20.14%            14.32%             15.80%
   After taxes on distributions                 20.14%            13.85%             14.80%
   After taxes on distributions
    and sale of shares                          13.09%            12.32%             13.58%
 Russell 2000 Value Index(1)                    22.25%            17.23%             14.04%(2)


(1) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
(2)  The calculation date for the index is February 29, 1996.



                                                                Prospectus    7

--------------------------------------------------------------------------------
CONSTELLATION CLOVER SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                         CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)           None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                     CLASS I SHARES
Investment Advisory Fees                 0.85%(2)
Distribution (12b-1) Fees                 None
Other Expenses                           0.37%(3)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
  EXPENSES                               1.22%


(1)  A $10 fee is imposed for wire transfers of redemption proceeds.
(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 2000 Value Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3) CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep "Other Expenses" for the Class I Shares from exceeding 0.50% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
CONSTELLATION CLOVER SMALL CAP VALUE
  FUND - CLASS I SHARES                   $124       $387      $670      $1,477


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


8    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CLOVER LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE............................      Long-term total return

INVESTMENT FOCUS ...............................      Common stocks of U.S. large capitalization companies

----------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Clover Large Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with large market capitalizations that the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, large cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 1000 Value Index. As of December 31, 2004, the Russell 1000 Value Index included companies with capitalizations between $500 million and $385 billion. The size of the companies included in the Russell 1000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Under certain market conditions, the Fund may be invested in medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is subject to the risk that large capitalization value stocks may underperform other segments of the equity market, or the equity markets as a whole. Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the volatility of equity investing.


                                                                Prospectus    9

--------------------------------------------------------------------------------
CONSTELLATION CLOVER LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

13.68%     13.75%     12.09%    (15.00)%   (17.78)%    29.72%      8.92%
------------------------------------------------------------------------
 1998       1999       2000       2001       2002       2003       2004


(1) The performance information shown above is based on a calendar year. From the Fund's inception on October 31, 1997 until May 1, 2001, the Fund operated as the Clover Max Cap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Max Cap Value Fund voted to approve TIP as the Fund's investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004 the Fund operated as the Turner Large Cap Value Fund. On May 7, 2004, the Turner Large Cap Value Fund was reorganized into the Constellation Clover Large Cap Value Fund.

                BEST QUARTER                 WORST QUARTER
                   23.03%                       (18.94)%
                 (12/31/98)                     (9/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to those of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                          SINCE INCEPTION
                                                                         1 YEAR         5 YEARS                 (10/31/97)
--------------------------------------------------------------------------------------------------------------------------
 Constellation Clover Large Cap Value Fund -
   Class I Shares
   Before taxes on distributions                                          8.92%           2.05%                     5.30%
   After taxes on distributions                                           8.75%           1.56%                     4.28%
   After taxes on distributions and sale of shares                        6.01%           1.54%                     4.00%
 Russell 1000 Value Index(1)                                             16.49%           5.27%                     7.90%(2)


(1) The Russell 1000 Value Index measures the performance of companies within the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
(2)  The calculation date for the index is October 31, 1997.



10    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CLOVER LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                             CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)              None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                          CLASS I SHARES
Investment Advisory Fees                      0.74%(2)
Distribution (12b-1) Fees                      None
Other Expenses                                0.78%(3)
                                          ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES          1.52%


(1) A $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Value Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep "Other Expenses" from exceeding 0.50% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CLOVER LARGE CAP VALUE FUND -
  CLASS I SHARES                                                      $155             $480             $829            $1,813


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


                                                               Prospectus    11

--------------------------------------------------------------------------------
CONSTELLATION CLOVER CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE .............................    Seeks high current income consistent with reasonable risk to capital

INVESTMENT FOCUS ................................     Fixed income obligations of U.S. issuers

-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Clover Core Fixed Income Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities consisting of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities issued by agencies such as the Federal National Mortgage Agency (FNMA) or Government National Mortgage Agency (GNMA). Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Investment grade fixed income securities included securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-adviser, Clover Capital, to be of comparable quality. Corporate debt obligations include corporate bonds, debentures, and notes.

In selecting investments for the Fund, the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), chooses fixed income securities of issuers that it believes will offer attractive income potential with a reasonable level of risk. Clover Capital invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative market values of the sectors in which the Fund invests. In assessing the relative market values of these sectors, Clover Capital generally considers whether the securities included within a sector are selling at a discount to their perceived market value.

Clover Capital does not attempt to forecast interest rate changes, and the securities in which the Fund invests may pay interest that at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. The Fund's average duration will typically be between four and six years. Clover Capital generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative market values of the sectors in which the Fund invests or market as a whole make investments in other securities appear more attractive.

PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated (e.g., rated BB or lower by S&P, or Ba or lower by Moody's) securities is even greater than that of higher-rated (e.g., rated BBB or higher by S&P, or Baa or higher by Moody's) securities. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments.

Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as FNMA and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will

12    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CLOVER CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.

This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year for the past ten years.(1)

17.96%     4.40%     9.57%     7.88%    (1.94)%   12.31%     7.34%    10.27%     1.70%     3.77%
-------------------------------------------------------------------------------------------------
 1995      1996      1997      1998      1999      2000      2001      2002      2003      2004

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Fixed Income Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Fixed Income Fund voted to approve TIP as the Fund's investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004 the Fund operated as the Turner Core Fixed Income Fund. On May 7, 2004, the Turner Core Fixed Income Fund was reorganized into the Constellation Clover Core Fixed Income Fund.

        BEST QUARTER                             WORST QUARTER
           5.85%                                    (2.53)%
         (6/30/95)                                 (6/30/04)


                                                               Prospectus    13

--------------------------------------------------------------------------------
CONSTELLATION CLOVER CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                              SINCE INCEPTION
                                                                                 1 YEAR   5 YEARS    10 YEARS       (12/6/91)
-----------------------------------------------------------------------------------------------------------------------------
 Constellation Clover Core Fixed Income
   Fund - Class I Shares
   Before taxes on distributions                                                  3.77%     7.01%       7.19%           6.86%
   After taxes on distributions                                                   2.06%     4.99%       4.87%           4.34%
   After taxes on distributions and sale of shares                                2.72%     4.80%       4.75%           4.33%
 Lehman Brothers Aggregate Bond Index(1)                                          4.34%     7.71%       7.72%           6.99%(2)

(1) The Lehman Brothers Aggregate Bond Index is a widely-recognized market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year.

(2) The calculation date for the index is December 31, 1991.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                            CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)              None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                              CLASS I SHARES
Investment Advisory Fees                         0.45%(2)
Distribution (12b-1) Fees                         None
Other Expenses                                   0.40%(3)
                                              --------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.85%

(1) A $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman Brothers Aggregate Bond Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep "Other Expenses" for the Class I Shares from exceeding 0.35% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.


14    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CLOVER CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CLOVER CORE FIXED INCOME FUND -
  CLASS I SHARES                                                      $87              $271             $471            $1,049

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.




                                                               Prospectus    15

--------------------------------------------------------------------------------
CONSTELLATION CLOVER INCOME PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...........................      Maximum income from dividends and interest, with a secondary emphasis on capital appreciation

INVESTMENT FOCUS ...............................      Equity and fixed income securities

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Clover Income Plus Fund invests in common stock, preferred stock, trust certificates, master limited partnership interests and fixed income securities of U.S. issuers. The sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), seeks to generate income and, to a lesser extent, capital appreciation, by allocating Fund assets to income and non-income producing equity securities, including common stocks, real estate investment trusts, preferred stocks and convertible securities. To generate income and enhance exposure to the equity markets, the Fund will purchase investment grade and high yield fixed income securities or unrated securities of equivalent quality along with options on securities indices. High yield fixed income securities are commonly referred to as "junk" bonds. The Fund does not invest in bonds rated below B by Standard & Poor's Corporation and/or Moody's Investor Services, Inc., or bonds that are in default. The Fund may invest in companies of any size, and fixed income securities of any maturity, in order to achieve its investment objective.

To protect against principal loss and to hedge against adverse changes in the market value of its securities, the Fund invests in options, futures and options on futures, and may sell securities short.

In selecting securities, Clover Capital considers factors such as dividend yield, potential appreciation and valuation, and, for fixed income securities, credit quality. Clover Capital also may consider other factors, such as competitive position, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

Securities that can convert into common stock, such as convertible preferred stocks, convertible debentures or warrants, are often riskier investments than the stock into which they convert. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer. In addition, while these securities may pay a fixed rate of interest or a dividend prior to conversion, the rate of interest or dividend yield is generally lower than the interest or dividends available from securities of comparable quality that do not offer a conversion feature.

Because preferred securities generally come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price.

16    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CLOVER INCOME PLUS FUND
--------------------------------------------------------------------------------

Real estate investment trusts are companies that hold real estate or mortgage investments. Usually, real estate investment trusts are not diversified, and, therefore, are subject to the risks of a single project or a small number of projects. They also may be heavily dependent on cash flows from the property they own, may bear the risk of defaults on mortgages, and may be affected by changes in the value of the underlying property. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each real estate investment trust in which it invests.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds are speculative securities and involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could cause the market price of the security to decrease substantially.

The Portfolio may sell securities short and may invest in options, futures and options on futures for hedging purposes. These transactions present special risks. In a short sale, if the underlying security goes up in price between the time the Portfolio sells the security and buys it bac, the Portfolio will realize a loss on the transaction (or, in the case of a short sale "against the box," will not profit from the increase in price on the security it owns). The risks related to the use of options, futures and options on futures include: (i) the correlation between movements in the market price of the Portfolio's investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. The risk of loss in trading futures contracts can be substantial. In addition to these specific risks, the Portfolio will still be exposed to equity market volatility since hedging strategies do not eliminate market exposure.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce desired results, causing the Fund to underperform funds that also seek income and capital appreciation but use different approaches to selection securities.

This Fund should only be purchased by investors seeking maximum income from dividends and interest, with a secondary emphasis on capital appreciation, who can withstand share price volatility.

PERFORMANCE INFORMATION

As a new fund, the Fund has no performance record. The fund intends to compare its performance record to the S&P 500 Index and the Lehman Aggregate Bond Index. The S&P 500 Index is a widely-recognized, market value-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. companies chosen for market size, liquidity and industry group representation. The Lehman Brothers Aggregate Bond Index is a widely-recognized market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year.

                                                               Prospectus    17

--------------------------------------------------------------------------------
CONSTELLATION CLOVER INCOME PLUS FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                             CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                        CLASS II SHARES
Investment Advisory Fees                    0.80%(2)
Distribution (12b-1) Fees                    None
Other Expenses                              0.50%(3)
                                        ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES        1.30%

(1) A $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning January 31, 2006, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the S&P 500 Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) Other fees are estimated for the current year, and include a shareholder servicing fee of 0.25%. See "Distribution of Fund Shares" for additional information. " CIMCO has contractually committed to waive fees and to reimburse expenses in order to keep "Other Expenses" from exceeding 0.50% through October 1, 2005.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                         1 YEAR          3 YEARS
CONSTELLATION CLOVER INCOME PLUS FUND -
  CLASS II SHARES                                         $132             $412


18    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...........................      Maximum total return consistent with the preservation of capital

INVESTMENT FOCUS ...............................      Fixed income securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Chartwell Ultra Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.

In selecting investments for the Fund, the sub-adviser, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that are attractively priced relative to the market or to similar instruments. In addition, Chartwell considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Chartwell manages interest risk rate by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills.

PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as FNMA and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

                                                               Prospectus    19

--------------------------------------------------------------------------------
CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

 7.61%    6.41%     6.30%     5.84%     5.41%     6.99%     5.81%     2.67%     1.35%     1.74%
-----------------------------------------------------------------------------------------------
 1995     1996      1997      1998      1999      2000      2001      2002      2003      2004

(1) The performance information shown above is based on a calendar year. From the commencement of operations of the Fund on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds
    - One Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund. On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund.

        BEST QUARTER           WORST QUARTER
           2.04%                  (0.23)%
         (12/31/95)               (6/30/03)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to those of the Merrill Lynch Three-Month U.S. Treasury Bill Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                              SINCE INCEPTION
                                                            1 YEAR          5 YEARS        10 YEARS                  (3/01/94)
------------------------------------------------------------------------------------------------------------------------------
 Constellation Chartwell Ultra Short Duration
   Fixed Income Fund - Class I Shares
   Before taxes on distributions                             1.74%            3.69%           4.99%                     4.95%
   After taxes on distributions                              0.96%            2.32%           3.07%                     3.02%
   After taxes on distributions and sale of
     shares                                                  1.13%            2.30%           3.05%                     3.01%
 Merrill Lynch Three-Month
   U.S. Treasury Bill Index(1)                               1.33%            2.95%           4.14%                     4.17%(2)

(1) The Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income.

(2) The calculation date for the index is March 31, 1994.

20    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES*
(fees paid directly from your investment)

                                                                               CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                 None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                          CLASS I SHARES
Investment Advisory Fees                     0.25%(2)
Distribution (12b-1) Fees                     None
Other Expenses                               0.33%(3)
                                          --------------
TOTAL ANNUAL FUND OPERATING EXPENSES         0.58%

*Expenses in the fee table have been restated to reflect the consolidation of Class II shares into Class I shares as well as a change in the contractual fee waiver for the Class I shares, each effective as of January 31, 2005.

(1) A $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Merrill Lynch Three-Month U.S. Treasury Bill Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.43% through January 31, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                     1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED
  INCOME FUND - CLASS I SHARES(1)                                     $59              $186             $324              $726

(1) The Example numbers have been restated to reflect the consolidation of Class II shares into Class I shares as well as a change in the contractual fee waiver for the Class I shares, each effective as of January 31, 2005.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

                                                               Prospectus    21

--------------------------------------------------------------------------------
CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ............................     Maximum total return consistent with the preservation of capital

INVESTMENT FOCUS ...............................      Fixed income securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Chartwell Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.

In selecting investments for the Fund, the sub-adviser, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that are attractively priced relative to the market or to similar instruments. Chartwell considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Chartwell manages interest risk rate by maintaining an effective duration that is comparable to or less than that of three-year U.S. Treasury bills.

PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition securities issued by agencies such as FNMA and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

22    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

11.18%     5.26%     6.92%     6.93%     2.75%     8.25%     6.74%     5.18%     1.69%     2.13%
------------------------------------------------------------------------------------------------
 1995      1996      1997      1998      1999      2000      2001      2002      2003      2004

(1) The performance information shown above is based on a calendar year. From the commencement of operations of the Fund on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds
    - Three Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - Three Year Portfolio, and later the Turner Short Duration Fixed Income Fund. On May 7, 2004, the Turner Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Short Duration Fixed Income Fund.

      BEST QUARTER         WORST QUARTER
         3.24%                (0.75%)
       (3/31/95)             (6/30/04)

                                                               Prospectus    23

--------------------------------------------------------------------------------
CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                                  SINCE INCEPTION
                                                            1 YEAR              5 YEARS           10 YEARS             (03/01/94)
---------------------------------------------------------------------------------------------------------------------------------
 Constellation Chartwell Short Duration
   Fixed Income Fund - Class I Shares
   Before taxes on distributions                             2.13%                4.77%              5.67%                 5.35%
   After taxes on distributions                              1.06%                3.14%              3.59%                 3.25%
   After taxes on distributions and sale of shares
                                                             1.38%                3.07%              3.55%                 3.25%
 Lehman Brothers 1-3 Year
   U.S. Government Bond Index(1)                             1.06%                5.11%              5.79%                 5.47%(2)


(1) The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely-recognized index of U.S. government obligations with maturities of at least one year.

(2) The calculation date for the index is March 31, 1994.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES*
(fees paid directly from your investment)

                                                                             CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)              None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                              CLASS I SHARES
Investment Advisory Fees                                          0.25%(2)
Distribution (12b-1) Fees                                          None
Other Expenses                                                    0.35%
                                                              --------------
TOTAL ANNUAL FUND OPERATING EXPENSES                              0.60%(3)

*Expenses in the fee table have been restated to reflect the consolidation of Class II shares into Class I shares as well as a change in the contractual fee waiver for the Class I shares, each effective as of January 31, 2005.

(1) A $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.43% through January 31, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

24    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CHARTWELL SHORT DURATION FIXED
 INCOME FUND - CLASS I SHARES(1)                                      $61              $192             $335              $750


(1) The Example numbers have been restated to reflect the consolidation of Class II shares into Class I shares as well as a change in the contractual fee waiver for the Class I shares, each effective as of January 31, 2005.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

                                                               Prospectus    25

--------------------------------------------------------------------------------
CONSTELLATION CHARTWELL HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...........................      High current income and capital appreciation

INVESTMENT FOCUS ...............................      Fixed income securities rated below investment grade

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Chartwell High Yield Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities rated below investment grade, (often referred to as "junk bonds"). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

In selecting investments for the Fund, the sub-adviser, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that offer high current yields as well as capital appreciation potential, including zero coupon bonds and payment-in-kind securities. The Fund's average weighted maturity may vary, and will generally be ten years or less. The Fund typically invests in securities rated B or BB by S&P or Ba or B by Moody's or, if unrated by S&P or Moody's, determined by the sub-adviser, Chartwell, to be of comparable quality. Chartwell does not intend to invest more than 20% of the Fund's assets in bonds that are unrated, rated CCC or lower, or in default. This strategy may cause the Fund to earn less income, but should result in the Fund owning fewer defaulted bonds (i.e., those paying no income).

Chartwell intends to invest no more than 5% of the Fund's assets in any single issuer. The Fund will limit its investment in any one industry to the lesser of 10% of the Fund's assets or two times that industry's weighting in the Merrill Lynch High Yield Index. Chartwell continuously reviews the credit quality of the bonds in the Fund's portfolio, and generally will sell a bond when the issuer is downgraded, the industry sector in which the bond belongs is downgraded as a whole, or when the bond's price declines more than 15% as compared to its industry sector.

PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. Specifically, duration is quantified as the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market price of the security. Bonds that are unrated and rated CCC or lower are considered particularly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund may own zero coupon bonds or payment-in-kind securities, which are fixed income securities that do not make regular cash interest payments. The prices of these securities are generally more sensitive to changes in market interest rates than are conventional bonds. Additionally, interest on zero coupon bonds and payment-in-kind securities must be reported as taxable income to the Fund even though it receives no cash interest until the maturity of such securities.

The Fund is subject to the risk that its particular market segment (high yield, high risk fixed income securities) may underperform compared to other market segments or to the fixed income markets as a whole.

This Fund should only be purchased by investors seeking high current income and capital appreciation who can withstand the share price volatility and risks of high yield bond investing.

26    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION CHARTWELL HIGH YIELD FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares year to year since the Fund's inception.(1)

14.55%    (17.60)%    (13.33)%    (2.46)%   19.75%     8.61%
------------------------------------------------------------
 1999      2000        2001        2002      2003      2004

(1) The performance information shown above is based on a calendar year. The Fund commenced operations on February 27, 1998 as the Penn Capital Strategic High Yield Bond Fund and was advised by Penn Capital Management Company. On April 30, 2002, the Board of Trustees voted to approve Turner Investment Partners as interim investment adviser to the Fund; subsequently, on July 31, 2002, shareholders of the Fund voted to approve TIP as the investment adviser to the Fund and the Fund converted to the Turner High Yield Fund. On May 7, 2004, the Turner High Yield Fund was reorganized into the Constellation Chartwell High Yield Fund.

       BEST QUARTER               WORST QUARTER
          7.21%                      (12.18)%
        (6/30/03)                   (12/31/00)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                          SINCE INCEPTION
                                                                         1 YEAR         5 YEARS                 (2/27/98)
-------------------------------------------------------------------------------------------------------------------------
 Constellation Chartwell High Yield Fund -
   Class I Shares
   Before taxes on distributions                                          8.61%         (1.95)%                   (0.31)%
   After taxes on distributions                                           6.02%         (5.42)%                   (3.76)%
   After taxes on distributions and sale of shares                        5.51%         (3.76)%                   (2.35)%
 Merrill Lynch High Yield, Cash Pay Index(1)                             10.76%           7.32%                    5.87%(2)

(1) The Merrill Lynch High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index has several modules representing different sectors of the high yield market including a cash paying module, a zero coupon module, a pay in-kind module, and a defaulted bond module. The index is a fully invested index, which includes reinvestment of income.

(2) The calculation date for the index is February 28, 1998.

                                                               Prospectus    27

--------------------------------------------------------------------------------
CONSTELLATION CHARTWELL HIGH YIELD FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES*
(fees paid directly from your investment)

                                                                                CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                 2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                             CLASS I SHARES
Investment Advisory Fees                                         0.55%(2)
Distribution (12b-1) Fees                                         None
Other Expenses                                                   0.59%
                                                             --------------
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.14%
Less Fee Waivers and Expense Reimbursements                    (0.54)%(3)
                                                             --------------
NET TOTAL OPERATING EXPENSES                                     0.60%

*Expenses in the fee table have been restated to reflect a change in the contractual fee waiver, effective January 31, 2005.

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Merrill Lynch High Yield, Cash Pay Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep "Other Expenses" for the Class I Shares from exceeding 0.05% through January 31, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CHARTWELL HIGH YIELD FUND -
  CLASS I SHARES(1)                                                   $61              $309             $575            $1,338

(1)The Example numbers have been restated to reflect a change in the contractual fee waiver, effective January 31, 2005.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

28    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION HLAM LARGE CAP QUALITY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...........................      Long-term capital appreciation

INVESTMENT FOCUS ...............................      Common stocks of large capitalization companies

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation HLAM Large Cap Quality Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies having a large market capitalization that the sub-adviser, Hilliard Lyons Asset Management ("HLAM"), believes to have long-term capital appreciation possibilities. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For the purposes of this Fund, large cap companies are defined as companies with minimum market capitalizations at the time of purchase of $5 billion. The Fund will typically own between 25 and 30 stocks, which is a smaller number of stocks than diversified funds own.

HLAM invests in common stocks of "quality" companies - companies which it believes have attractive growth prospects looking forward. It focuses on companies it believes to have long term competitive advantages over their competition and identifiable growth drivers for the future. Financial strength is also a focus for HLAM; HLAM invests only in companies which it considers to have strong balance sheets, significant free cash flow, and historically high returns on invested capital. Typically HLAM selects stocks of companies it considers to be industry leaders commanding a significant and expanding market share in their respective businesses. HLAM also focuses on the valuations of their universe of common stocks and only invests in what it believes to be companies whose valuations are justifiable by the companies' quality and perceived future growth rate.

HLAM generally considers selling a security when it reaches a target price, when it fails to perform as expected, when its growth rate slows, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalization in excess of $5 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

Under certain market conditions, the Fund may be invested in medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.

                                                               Prospectus    29

--------------------------------------------------------------------------------
CONSTELLATION HLAM LARGE CAP QUALITY GROWTH FUND
--------------------------------------------------------------------------------

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year since the Fund's inception(1)

31.12%    20.02%    40.41%    13.58%     3.23%     0.53%    (8.85)%  (22.24)%   19.49%     4.91%
------------------------------------------------------------------------------------------------
 1995      1996      1997      1998      1999      2000      2001      2002      2003      2004

(1) The performance information shown is based on a calendar year. From the Fund's inception on September 5, 1991 until November 5, 2004, the Fund operated as Hilliard Lyons Growth Fund, Inc. and was advised by Hilliard Lyons Asset Management. On November 5, 2004, Hilliard Lyons Growth Fund, Inc. was reorganized with and into the Constellation HLAM Large Cap Quality Growth Fund.

       BEST QUARTER              WORST QUARTER
          19.29%                    (14.10)%
        (12/31/98)                  (6/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                               1 YEAR(1)        5 YEARS(1)        10 YEARS(1)
---------------------------------------------------------------------------------------------
 Constellation HLAM Large Cap Quality
   Growth Fund - Class II Shares
   Before taxes on distributions                 4.91%           (2.23)%              8.75%
   After taxes on distributions                  2.11%           (3.18)%              7.67%
   After taxes on distributions and
    sale of shares                               6.57%           (1.94)%              7.47%
 Russell 1000 Growth Index(2)                    6.30%           (9.29)%              9.59%(3)

(1) Returns include performance of Hilliard Lyons Growth Fund, Inc.'s Class A Shares, which are not offered by the Constellation HLAM Large Cap Quality Growth Fund.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) The calculation date for the index is September 30, 1991.

30    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION HLAM LARGE CAP QUALITY GROWTH FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(fees paid directly from your investment)

                                     CLASS II SHARES
Redemption Fee (as a
  percentage of amount
  redeemed, if applicable)                2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                     CLASS II SHARES
Investment Advisory Fees                 0.75%(2)
Distribution (12b-1) Fees                 None
Other Expenses                           2.04%(3)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
  EXPENSES                               2.79%
Less Fee Waivers and Expense
  Reimbursements                        (1.54)%(4)
                                  ---------------------
NET TOTAL OPERATING EXPENSES             1.25%


(1) Applies only to redemptions within 90 days of purchases. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning December 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information. "Other Expenses" are based upon the predecessor Fund's expenses incurred during its fiscal year ended December 31, 2003.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses, in order to keep the Fund's "Other Expenses" from exceeding 0.50% through October 1, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                       1 YEAR           3 YEARS
CONSTELLATION HLAM LARGE CAP QUALITY GROWTH FUND -
  CLASS II SHARES                                       $127              $452


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



                                                               Prospectus    31

--------------------------------------------------------------------------------
CONSTELLATION HLAM LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ..........................       Long-term total return

INVESTMENT FOCUS ..............................       Common stocks of U.S. large capitalization companies

----------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation HLAM Large Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with large market capitalizations that the sub-adviser, Hilliard Lyons Asset Management ("HLAM"), believes to be high quality companies selling at compelling valuations. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, large cap companies are defined as companies with minimum market capitalizations at the time of purchase of $5 billion.

The Fund invests in securities of companies operating in a broad range of industries based primarily on characteristics such as apparent sustainable business advantages, strong management themes, and potential valuation catalysts. In selecting specific securities for the Fund, HLAM typically screens the universe of stocks contained in the Russell 1000 Value Index, seeking to identify companies whose current stock price is compelling. HLAM generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole. In addition, the undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

Under certain market conditions, the Fund may be invested in medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of equity investing.

PERFORMANCE INFORMATION

The Fund commenced operations on April 30, 2004. Since the Fund does not have a full calendar year of performance history, no performance results have been provided. The Fund intends to compare its performance to the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of companies within the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.


32    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION HLAM LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     CLASS II SHARES
Redemption Fee (as a
  percentage of amount
  redeemed, if applicable)               2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund
  assets)
                                     CLASS II SHARES
Investment Advisory Fees                 0.70%(2)
Distribution (12b-1) Fees                 None
Other Expenses                           3.21%(3)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
  EXPENSES                               3.91%
Less Fee Waivers and Expense
  Reimbursements                        (2.71)%(4)
                                  ---------------------
NET TOTAL OPERATING EXPENSES             1.20%


(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Value Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) "Other Expenses" include a shareholder servicing fee of 0.25%. See "Distribution of Fund Shares" for additional information.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep "Other Expenses" for the Class II Shares from exceeding 0.50% through January 31, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                          1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION HLAM LARGE CAP VALUE FUND -
  CLASS II SHARES                                          $122              $943           $1,781            $3,959


                                                               Prospectus    33

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...........................      Long-term capital appreciation

INVESTMENT FOCUS ...............................      Common stocks of U.S. companies

-------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Diversified Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes to be priced below their true worth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have a stock market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective.

Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called value stocks are typically below their true worth, in Pitcairn's judgment, compared to other stocks as measured by criteria such as earnings, book value and dividend paying ability. The Fund does not consider earning dividend income part of its investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of a company's securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, stocks of companies that have market capitalizations in excess of $1.5 billion, may underperform other equity market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is subject to the risk that its primary market segment, investments in stocks issued by companies that have market capitalization in excess of $1.5 billion, may underperform other market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


34    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

This bar chart shows changes in the performance (before taxes) of the Fund from year to year since the Fund's inception.(1)


(4.91)%   (13.28)%    29.04%     14.13%
---------------------------------------
 2001       2002       2003       2004


(1) The performance information shown is based on a calendar year. From the Fund's inception on August 4, 2000 until August 1, 2004, the Fund operated as the Pitcairn Diversified Value Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Diversified Value Fund was reorganized into the Constellation Pitcairn Diversified Value Fund.

             BEST QUARTER                WORST QUARTER
                17.45%                      (17.57)%
              (6/30/03)                    (9/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                    SINCE INCEPTION
                                                                      1 YEAR               (8/4/00)
---------------------------------------------------------------------------------------------------
Constellation Pitcairn Diversified Value Fund - Class II Shares
   Before taxes on distributions                                       14.13%                 5.78%
   After taxes on distributions                                        13.94%                 5.46%
   After taxes on distributions and sale of shares                      9.42%                 4.80%
 Russell 1000 Value Index(1)                                           16.49%                 5.54%(2)

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The calculation date for the index is August 31, 2000.



                                                               Prospectus    35

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                              CLASS II SHARES
Redemption Fee (as a percentage
  of amount redeemed,
  if applicable)                                                   2.00%(1)
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
                                                              CLASS II SHARES
Investment Advisory Fees                                           0.70%(2)
Distribution (12b-1) Fees                                          None
Other Expenses                                                     0.44%(3)
                                                           ---------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.14%
  Less Fee Waivers and Expense Reimbursements                     (0.04)%(4)
                                                           ---------------------
NET TOTAL OPERATING EXPENSES                                       1.10%

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2) Beginning August 1 ,2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Value Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3) A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4) CIMCO has contractually agreed to waive fees and to reimburse expenses, in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND -
 CLASS II SHARES                                                      $112              $352             $618            $1,377


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


36    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN SELECT VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE ...........................      Long-term capital appreciation

INVESTMENT FOCUS................................      Common stocks of U.S. companies

-------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Select Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes to be priced below their true worth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in companies that have a stock market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective. The Fund will typically own between 25 and 40 stocks, which is a smaller number of stocks than diversified funds own.

Pitcairn focuses on specific security selection within a disciplined risk managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called value stocks are typically below their true worth, in Pitcairn's judgment, compared to other stocks as measured by criteria such as earnings, book value and dividend paying ability. The Fund does not consider dividend income part of its investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of a company's securities issued by such companies may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in stocks of companies that have market capitalizations in excess of $1.5 billion, may underperform other equity market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.

The Fund is non-diversified, which means it may invest a greater percentage of its assets in the securities of a limited number of issuers, than other diversified funds. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

                                                               Prospectus    37

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN SELECT VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year since the Fund's inception.(1)

(2.19)%   (22.18)%    30.23%     11.95%
----------------------------------------
 2001       2002       2003       2004


(1) The performance information shown is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Value Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Select Value Fund was reorganized into the Constellation Pitcairn Select Value Fund.

          BEST QUARTER                      WORST QUARTER
             17.46%                            (21.21)%
           (6/30/03)                          (9/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                      SINCE INCEPTION
                                                                                      1 YEAR                (8/11/00)
---------------------------------------------------------------------------------------------------------------------
 Constellation Pitcairn Select Value Fund - Class II Shares
   Before taxes on distributions                                                      11.95%                    4.95%
   After taxes on distributions                                                       11.36%                    4.59%
   After taxes on distributions and sale of shares                                     8.50%                    4.10%
 Russell 1000 Value Index(1)                                                          16.49%                    5.54%(2)


(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The calculation date for the index is August 31, 2000.


38    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN SELECT VALUE FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     CLASS II SHARES
Redemption Fee (as a
  percentage of amount
  redeemed, if applicable)                2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                     CLASS II SHARES
Investment Advisory Fees                  0.70%(2)
Distribution (12b-1) Fees                  None
Other Expenses                            0.49%(3)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
  EXPENSES                                1.19%
  Less Fee Waivers and Expense
    Reimbursements                       (0.04)%(4)
                                  ---------------------
NET TOTAL OPERATING EXPENSES              1.15%


(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Value Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.45% through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN SELECT VALUE FUND -
  CLASS II SHARES                                                     $117              $368             $644            $1,435


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



                                                               Prospectus    39

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE............................      Long-term capital appreciation

INVESTMENT FOCUS................................      Common stocks

 -----------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Diversified Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks issued by companies that the sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes have above average earnings or revenue growth potential. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have a stock market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective.

Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called growth stocks, in Pitcairn's judgment, should increase over time if earnings and/or revenue growth targets are met or exceeded. Pitcairn generally considers selling a security when it reaches a target price, when earnings or revenue growth targets are not met, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

The Fund is subject to the risk that its primary market segment, investments in stocks of growth companies that have market capitalization in excess of $1.5 billion, may underperform other equity market segments or the equity markets as a whole. A further risk of growth stock investing is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.



40    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year since the Fund's inception.(1)

(17.70)%   (31.30)%      26.93%      8.22%
------------------------------------------
  2001       2002         2003       2004

(1) The performance information shown is based on a calendar year. From the Fund's inception on August 4, 2000 until August 1, 2004, the Fund operated as the Pitcairn Diversified Growth Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Diversified Growth Fund was reorganized with and into the Constellation Pitcairn Diversified Growth Fund.

         BEST QUARTER                   WORST QUARTER
            15.58%                         (19.30)%
          (12/31/01)                       (6/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                     SINCE
                                                                                 INCEPTION
                                                                   1 YEAR         (8/4/00)
-----------------------------------------------------------------------------------------------
 Constellation Pitcairn Diversified Growth Fund - Class II Shares
   Before taxes on distributions                                    8.22%         (11.36)%
   After taxes on distributions                                     8.15%         (11.37)%
   After taxes on distributions and sale of shares                  5.44%          (9.32)%
 Russell 1000 Growth Index(1)                                       6.30%         (12.39)%(2)

(1) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2) The calculation date for the index is August 31, 2000.


                                                               Prospectus    41

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                        CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)          2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                  CLASS II SHARES
Investment Advisory Fees                              0.70%(2)
Distribution (12b-1) Fees                              None
Other Expenses                                        0.45%(3)
                                                  ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                  1.15%
Less Fee Waivers and Expense Reimbursements         (0.05)%(4)
                                                  ---------------
NET TOTAL OPERATING EXPENSES                          1.10%

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND -
  CLASS II SHARES                                                    $112              $353             $621            $1,387


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

42    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN SMALL CAP FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...........................      Long-term capital appreciation

INVESTMENT FOCUS ...............................      Common stocks of U.S. small capitalization companies

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Small Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. small capitalization companies. For purposes of the Fund, small capitalization companies are those that have market capitalizations between $100 million and $1.5 billion. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and typically owns both "growth" and "value" stocks.

The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), adheres to an investment philosophy which focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. Pitcairn seeks growth stocks with above average potential for growth in revenue and earnings. Pitcairn seeks value stocks with attractive valuations within their industries and market sectors, as measured by such traditional investment criteria as earnings, book value and dividend paying ability. Dividend income, if any, is a consideration incidental to the Fund's investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. There is a higher risk that the Fund will lose money because it invests primarily in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small capitalization stocks tend to be more volatile than those of other stocks.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of small cap equity investing.

                                                               Prospectus    43

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN SMALL CAP FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year since the Fund's inception.(1)

7.62%    (17.48)%  49.85%   15.21%
----------------------------------
2001      2002      2003     2004

(1) The performance information shown is based on a calendar year. From the Fund's inception on August 25, 2000 until August 1, 2004, the Fund operated as the Pitcairn Small Cap Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Small Cap Fund was reorganized into the Constellation Pitcairn Small Cap Fund.

       BEST QUARTER               WORST QUARTER
          21.79%                     (17.06)%
        (6/30/03)                   (9/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell 2000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                    SINCE INCEPTION
                                                         1 YEAR           (8/25/00)
-----------------------------------------------------------------------------------
Constellation Pitcairn Small Cap Fund -
   Class II Shares
   Before taxes on distributions                          15.21%             13.27%
   After taxes on distributions                           15.08%             13.07%
   After taxes on distributions and sale of shares        10.05%             11.47%
 Russell 2000 Index(1)                                    18.33%              5.92%(2)

(1) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(2) The calculation date for the index is August 31, 2000.

44    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN SMALL CAP FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                           CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)            2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                            CLASS II SHARES
Investment Advisory Fees                                         0.70%(2)
Distribution (12b-1) Fees                                        None
Other Expenses                                                   0.45%(3)
                                                            ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.15%
Less Fee Waivers and Expense Reimbursements                     (0.05)%(4)
                                                            ---------------
NET TOTAL OPERATING EXPENSES                                     1.10%

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 2000 Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007. This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See "Other Information - Contractual Fee Waiver Agreement" for additional information. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                            1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION SMALL CAP FUND -
  CLASS II SHARES                            $112              $353             $621            $1,387

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

                                                               Prospectus    45

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...........................     Long-term capital appreciation

INVESTMENT FOCUS ..............................      Common stocks of U.S. companies

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Family Heritage(R) Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies where at least 10% of the outstanding shares are owned or held by a founding family or foundation. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund may invest in companies of any size in order to achieve its investment objective. The Fund will typically own between 50-65 stocks, which is a smaller number of stocks than diversified funds own.

The sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes that family-controlled companies tend to seek high after-tax returns on investment and manage their businesses with a view toward long-term planning. Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies. The Fund produces less current income than the U.S. market as a whole, in part because its portfolio companies tend to reinvest earnings in the business. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, when it no longer meets Pitcairn's family ownership criteria, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that family-controlled equity securities may underperform other equity market segments or the equity markets as a whole.

Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.

46    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year for the past ten years.(1)

14.83%        19.78%        38.25%       23.67%        32.34%        (9.04)%      (10.32)%     (17.25)%      28.44%      11.38%
--------------------------------------------------------------------------------------------------------------------------------
 1995          1996          1997         1998          1999          2000          2001         2002         2003        2004

(1) The performance information shown is based on a calendar year. From the Fund's inception on October 31, 1989 until August 4, 2000, the Fund operated as a common trust fund by Pitcairn Trust Company. Performance prior to August 4, 2000 includes performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Family Heritage(R) Fund, which was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Family Heritage(R) Fund was reorganized with and into the Constellation Pitcairn Family Heritage(R) Fund.

        BEST QUARTER                  WORST QUARTER
           26.95%                        (15.25)%
         (12/31/99)                     (9/30/01)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Wilshire 5000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                           1 YEAR         5 YEARS(1)      10 YEARS(1)
-----------------------------------------------------------------------------------------------------
 Constellation Pitcairn Family
   Heritage(R) Fund - Class II Shares
   Before taxes on distributions                           11.38%          (0.70)%            11.63%
   After taxes on distributions                            11.30%              N/A               N/A
   After taxes on distributions and sale of shares          7.51%              N/A               N/A
 Wilshire 5000 Index(2)                                    12.62%          (1.42)%            11.92%

(1) Five- and Ten-Year returns before taxes include performance of the Pitcairn Family Heritage(R) Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.

(2) The Wilshire 5000 Index is a widely-recognized unmanaged index of large, mid and small capitalization stocks. It represents the broadest index for the U.S. equity market, measuring the performance of all U.S. headquartered equity securities with readily available price data.

                                                               Prospectus    47

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                       CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)        2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                             CLASS II SHARES
Investment Advisory Fees                                         0.90%(2)
Distribution (12b-1) Fees                                         None
Other Expenses                                                   0.47%(3)
                                                             ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.37%
Less Fee Waivers and Expense Reimbursements                    (0.07)%(4)
                                                             ---------------
NET TOTAL OPERATING EXPENSES                                     1.30%

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Wilshire 5000 Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                    1 YEAR          3 YEARS           5 YEARS         10 YEARS
CONSTELLATION FAMILY HERITAGE(R) FUND -
  CLASS II SHARES                                    $132             $416              $733           $1,632

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

48    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN TAXABLE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...........................      Income and capital appreciation consistent with prudent investment risk and liquidity

INVESTMENT FOCUS ...............................      Fixed income securities

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Taxable Bond Fund invests in investment grade fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), and U.S. and foreign corporations. Under normal market conditions, the Fund invests at least 80% of the value of its assets in fixed income securities of all types. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders.

The Fund maintains an average maturity that is generally similar to that of the broad-based securities index selected as the Fund's benchmark; however, there is no limit on the maximum maturity for a particular investment. Pitcairn also considers the "effective duration" of the Fund's entire portfolio when selecting securities. The Fund will typically invests its assets in the securities of a smaller number of issuers than other, more diversified funds.

The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), selects securities for the Fund in order to provide relatively stable current income, a competitive current yield and reasonable principal volatility. The fixed income securities the Fund owns may also have the potential for moderate price appreciation. U.S. Government Securities in which the Fund may invest include U.S. Treasury bills, notes and bonds, and mortgage-backed securities issued by agencies such as the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA). Investment grade fixed income securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or which Pitcairn determines to be of equivalent quality. The Fund will not invest more than 20% of its assets in fixed income securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security.

PRINCIPAL RISKS

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. The U.S. Treasury guarantees securities issued by some U.S. government agencies, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as FNMA and GNMA are supported only by the credit of the agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase, and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

                                                               Prospectus    49

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN TAXABLE BOND FUND
--------------------------------------------------------------------------------

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The Fund may invest in foreign securities, which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio.

This Fund should only be purchased by investors seeking income and capital appreciation consistent with prudent investment risk and liquidity who can withstand share price volatility.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year for the past ten years.(1)

19.04%        2.06%        9.49%        8.90%       (2.98)%        12.53%       8.02%        7.51%        5.45%        3.56%
----------------------------------------------------------------------------------------------------------------------------
 1995         1996         1997         1998         1999           2000        2001         2002         2003         2004

(1) The performance information shown is based on a calendar year. From the Fund's inception on December 31, 1988 until August 4, 2000, the Fund operated as a collective trust fund by Pitcairn Trust Company. Performance returns prior to August 4, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Taxable Bond Fund, advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Taxable Bond Fund was reorganized into the Constellation Pitcairn Taxable Bond Fund.

         BEST QUARTER                WORST QUARTER
            6.12%                       (3.04)%
          (6/30/95)                    (6/30/04)

50    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN TAXABLE BOND FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Lehman U.S. Government Credit Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                      1 YEAR(1)       5 YEARS(1)     10 YEARS(1)
--------------------------------------------------------------------------------------------------------------------------------
 Constellation Pitcarin Taxable Bond Fund -
   Class II Shares
   Before taxes on distributions                                                       3.56%            7.37%           7.21%
   After taxes on distributions                                                        2.03%              N/A             N/A
   After taxes on distributions and sale of shares                                     2.29%              N/A             N/A
 Lehman U.S. Government Credit Index(2)                                                4.21%            8.00%           7.80%

(1) Five- and Ten-Year returns before taxes include performance of the Taxable Bond Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.

(2) The Lehman U.S. Government Credit Index is a widely-recognized unmanaged index of government and corporate fixed income securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                      CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)        2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                                      CLASS II SHARES
Investment Advisory Fees                                                  0.40%(2)
Distribution (12b-1) Fees                                                  None
Other Expenses                                                            0.54%(3)
                                                                      ---------------
TOTAL ANNUAL FUND OPERATING
  EXPENSES                                                                0.94%
Less Fee Waivers and Expense
Reimbursements                                                           (0.04)%(4)
                                                                      ---------------
NET TOTAL OPERATING EXPENSES                                              0.90%


(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman U.S. Government Credit Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


                                                               Prospectus    51

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN TAXABLE BOND FUND
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN TAXABLE BOND FUND -
  CLASS II SHARES                                                      $92              $289             $510            $1,146


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








52    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE............................      Current income exempt from federal income taxes and capital appreciation, consistent with prudent investment risk and liquidity

INVESTMENT FOCUS................................      Securities issued by states and municipalities

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Tax-Exempt Bond Fund invests in municipal securities issued by states, territories, and possessions of the United States and their political subdivisions, the interest from which is exempt from federal income taxes. Normally, the Fund will invest its assets so at least 80% of the income it distributes will be exempt from federal income tax. This is a fundamental investment policy that can only be changed with the approval of shareholders. The Fund will not invest more than 20% of its total assets in securities that pay interest subject to the alternative minimum tax. There is no restriction on the Fund's average weighted maturity or on the maturity of any single security held by the Fund.

The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), selects securities for the Fund in order to obtain as high a level of income as is consistent with moderate share price volatility, and to anticipate changing credit conditions. The Fund invests only in municipal securities that are investment grade. Investment grade municipal securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or that Pitcairn determines to be of equivalent quality. The Fund will not invest more than 20% of its total assets in municipal securities rated in the lowest category of investment grade ratings, measured at the time of initial investment by the Fund in that security, and will not invest more than 25% of its total assets in securities of issuers located in any single state, territory or possession.

PRINCIPAL RISKS

The Fund is designed for long-term taxable investors and is expected to provide current tax-exempt income. The Fund is not expected to perform as well as a taxable bond portfolio, but return to shareholders may be as good or better on an after-tax basis.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of particular issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and increase in value as interest rates decline. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money. There may be economic or political changes that impact the ability of tax-exempt issuers to make principal interest payments on their securities. Changes in the financial condition or credit rating of tax-exempt issuers also may adversely affect the value of the Fund's securities. The Fund is subject to the risk that its emphasis on current income and moderate price volatility may cause it to underperform other fixed income funds that pursue other objectives or the fixed income markets as a whole.

While the Fund invests its assets so at least 80% of the income it distributes will be exempt from federal income tax, the Fund may distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

This Fund should only be purchased by investors seeking current income from federal income taxes and capital appreciation, consistent with prudent investment risk and liquidity, who can withstand share price volatility.


                                                               Prospectus    53

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year for the past ten years.(1)


10.98%      4.40%      8.20%      5.69%     (2.68)%    10.88%      4.34%      9.29%       5.26%      3.31%
-----------------------------------------------------------------------------------------------------------
 1995       1996       1997       1998       1999       2000       2001        2002        2003       2004

(1) The performance information shown is based on a calendar year. From the Fund's inception on August 31, 1988 until August 11, 2000, the Fund operated as a common trust fund by Pitcairn Trust Company. Performance returns prior to August 11, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Tax-Exempt Bond Fund, which was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Tax-Exempt Bond Fund was reorganized into the Constellation Pitcairn Tax-Exempt Bond Fund.

                BEST QUARTER                WORST QUARTER
                   4.86%                       (2.34)%
                 (9/30/02)                    (6/30/04)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Lehman Municipal Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                           1 YEAR              5 YEARS(1)           10 YEARS(1)
-----------------------------------------------------------------------------------------------------------------------------
 Constellation Pitcairn Tax-Exempt Bond Fund -
   Class II Shares
   Before taxes on distributions                                            3.31%                 6.58%                 5.89%
   After taxes on distributions                                             3.20%                   N/A                   N/A
   After taxes on distributions and sale of shares                          3.66%                   N/A                   N/A
 Lehman Municipal Bond Index(2)                                             4.47%                 7.21%                 7.06%


(1) Five- and Ten-Year returns before taxes include performance of the Tax-Exempt Bond Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the preceding fund had been registered under the Investment Company Act, its performance might have been adversely affected.

(2) The Lehman Municipal Bond Index is a widely recognized, unmanaged index of municipal bonds with maturities of at least one year.


54    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                                CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                  2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                                CLASS II SHARES
Investment Advisory Fees                                                            0.30%(2)
Distribution (12b-1) Fees                                                            None
Other Expenses                                                                      0.45%(3)
                                                                             ---------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                0.75%
 Less Fee Waivers and Expense Reimbursements                                       (0.05)%(4)
                                                                             ---------------------
NET TOTAL OPERATING EXPENSES                                                        0.70%

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman Municipal Bond Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND -
  CLASS II SHARES                                                      $72              $227             $405              $919


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


                                                               Prospectus    55

--------------------------------------------------------------------------------
   CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE............................      Long-term capital appreciation

INVESTMENT FOCUS................................      Common stocks of U.S. companies

-------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Sands Capital Management, Inc. ("Sands Capital"), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $50 billion, and the Fund does not invest in companies that have a market capitalization of less than $4 billion. The Fund will typically own between 25 and 30 stocks, which is a smaller number of stocks than diversified funds own.

Sands Capital generally seeks stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

PRINCIPAL RISKS

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalization in excess of $1 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

Under certain market conditions, the Fund may be invested in small and medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing.



56    Prospectus

--------------------------------------------------------------------------------
   CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Class II Shares of the Fund from year to year since the Fund's inception(1)


(15.20)%   (28.13)%    36.99%     19.00%
----------------------------------------
  2001       2002       2003       2004


(1) The performance information shown is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund.

                  BEST QUARTER             WORST QUARTER
                     28.63%                   (23.67)%
                   (12/31/01)                (9/30/01)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class II Shares only and will vary for Class I Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                         1 YEAR        SINCE INCEPTION
------------------------------------------------------------------------------------------------------
Constellation Sands Capital Select Growth Fund -
  Class II Shares
  Before taxes on distributions                                          19.00%             (6.11)%(2)
  After taxes on distributions                                           19.00%             (6.11)%(2)
  After taxes on distributions and sale of shares                        12.35%             (5.11)%(2)
Constellation Sands Capital Select Growth Fund -
  Class I Shares                                                         19.15%             (6.08)%(3)
Russell 1000 Growth Index(1)                                              6.30%            (12.39)%(4)


(1) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2) The inception date for Class II Shares is August 11, 2000.

(3) The inception date for Class I Shares is August 27, 2004. Periods prior to August 27, 2004 represent the performance of Class II Shares which were not adjusted for differences in fees between the classes.

(4) The calculation date for the index is August 31, 2000.


                                                               Prospectus    57

--------------------------------------------------------------------------------
   CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)
                                                                                CLASS I SHARES           CLASS II SHARES
Redemption Fee (as ac percentage of amount redeemed, if applicable)                 2.00%(1)                 2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                                                CLASS I SHARES           CLASS II SHARES
Investment Advisory Fees                                                            0.85%(2)                 0.85%(2)
Distribution (12b-1) Fees                                                            None                     None
Other Expenses                                                                      0.25%(3)                 0.50%(3)
                                                                                --------------           ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                1.10%(4)                 1.35%(3)

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I and Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part "Other Expenses." See "Distribution of Fund Shares" for additional information.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" for the Class I and Class II Shares from exceeding 0.25% and 0.50%, respectively, through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND -
 CLASS I SHARES                                                       $112              $350             $606            $1,340
 CLASS II SHARES                                                      $137              $428             $739            $1,624


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








58    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE............................      Long-term capital growth

INVESTMENT FOCUS................................      Common stocks of small capitalization companies

-----------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation TIP Small Cap Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalization that the sub-adviser, Turner Investment Partners, Inc. ("TIP"), believes have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index. As of December 31, 2004, the Russell 2000 Value Index included companies with capitalizations between $80 million and $3 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas. The sub-Adviser selects securities based primarily on its fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP also employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

PRINCIPAL RISKS

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing.



                                                               Prospectus    59

--------------------------------------------------------------------------------
CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance (before taxes) of the Fund's Class II shares since the Fund's inception.(1)


54.13%        23.73%
--------------------
 2003          2004


(1) The performance shown above is based on a calendar year. From its inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC,, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund.

               BEST QUARTER               WORST QUARTER
                  18.97%                     (4.60)%
                (6/30/03)                   (3/31/03)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004 to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                    SINCE INCEPTION
                                                                                   1 YEAR                  (3/4/02)
-------------------------------------------------------------------------------------------------------------------
 Constellation TIP Small Cap Value Opportunities Fund - Class II Shares
   Before taxes on distributions                                                   23.73%                    24.73%
   After taxes on distributions                                                    20.35%                    23.29%
   After taxes on distributions and sale of shares                                 15.91%                    20.79%
 Russell 2000 Value Index(1)                                                       22.25%                    14.26%(2)


(1) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

(2) The calculation date for the index is March 31, 2002.


60    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(fees paid directly from your investment)

                                                                          CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)           2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                           CLASS II SHARES
Investment Advisory Fees                                       0.95%(2)
Distribution (12b-1) Fees                                       None
Other Expenses                                                 0.87%(3)
                                                           ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.82%
Less Fee Waivers and Expense Reimbursements                  (0.37)%(4)
                                                           ---------------
NET TOTAL OPERATING EXPENSES                                   1.45%

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 2000 Value Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part "Other Expenses" for the Class II Shares. See "Distribution of Fund Shares" for additional information.

(4) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through January 31, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND -
  CLASS II SHARES                                                    $148              $537             $951            $2,107

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

                                                               Prospectus    61

--------------------------------------------------------------------------------
CONSTELLATION TIP FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...........................      Long-term capital appreciation

INVESTMENT FOCUS ...............................     Common stocks of U.S. financial services companies

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation TIP Financial Services Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that the sub-adviser, Turner Investment Partners, Inc. ("TIP"), believes have above average growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. TIP invests in some technology oriented companies because they supply technology to the financial services sector. To determine whether a potential investment is doing business in the financial services sector, TIP generally considers whether (i) the company earns at least 50% of its gross income from the financial services sector; (ii) at least 50% of its assets are devoted to producing revenues from the financial services sector; or (iii) the company is listed within the Financial Services Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of large to medium capitalization companies, it may invest in companies of any size in order to achieve its goal. These securities may be traded over the counter or listed on an exchange.

TIP pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. It is not expected that the Fund will own a substantial amount of securities that pay dividends. TIP generally considers selling a security when it detects a deterioration on the company's earnings potential, or when other opportunities appear more attractive.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Since the Fund's investments are concentrated in the financial services sector, they are subject to the risk that the financial services sector will underperform the broader market, as well as the risk that issuers in that sector will be impacted by market conditions, legislative or regulatory changes, or competition. The Fund may be more susceptible to changes in interest rates and other market and economic factors that affect financial services firms, including the effect of interest rate changes on the share prices of those financial services firms. For example, the profitability of many financial service companies is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. In addition, if TIP incorrectly predicts that a company will be involved in a merger or other transaction, the Fund may lose any premium it paid for these stocks, and ultimately may realize a lower return if the company is not involved in a merger or acquisition transaction.

The medium and smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap stocks may be more volatile than those of larger companies.

62    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION TIP FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

The stocks of technology oriented companies, both current and emerging, may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause companies to become increasingly sensitive to short product cycles and aggressive pricing.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

In addition, the Fund invests in companies that TIP believes have strong earnings growth potential. TIP's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of focused equity investing.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

55.55%     (9.12)%   18.40%       31.28%      (15.80)%      (16.90)%      44.90%      14.20%
--------------------------------------------------------------------------------------------
 1997       1998      1999         2000         2001         2002         2003         2004

(1) The performance information above is based on a calendar year. The Fund commenced operations on May 22, 1996. The performance shown for periods prior to November 9, 2001 reflects the performance of the Titan Financial Services Fund, which TIP managed from June 17, 2001 until November 9, 2001, when it merged with the Turner Future Financial Services Fund. On May 7, 2004, the Turner Financial Services Fund was reorganized into the Constellation TIP Financial Services Fund.

        BEST QUARTER                             WORST QUARTER
           24.99%                                   (26.02)%
         (9/30/00)                                 (9/30/98)

                                                               Prospectus    63

--------------------------------------------------------------------------------
CONSTELLATION TIP FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004 to those of the S&P 500 Financials Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                   SINCE INCEPTION
                                                                1 YEAR   5 YEAR          (5/22/96)
--------------------------------------------------------------------------------------------------
 Constellation TIP Financial Services Fund -
   Class I Shares
   Before taxes on distributions                                14.20%    8.74%             13.75%
   After taxes on distributions                                 12.27%    6.07%             11.62%
   After taxes on distributions and sale of shares               9.92%    6.26%             11.15%
 S&P 500 Financials Index(1)                                    10.88%    7.25%             13.78%(2)

(1) The S&P 500 Financials Index is a capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index designed to measure the performance of the financial sector of the S&P 500 Index.

(2) The calculation date for the index is May 31, 1996.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                         CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)          2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                    CLASS I SHARES
Investment Advisory Fees                                1.11%(2)
Distribution (12b-1) Fees                               None
Other Expenses                                          0.41%(3)
                                                    --------------
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.52%

(1) Applies to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the S&P 500 Financials Index (the "Benchmark Index"), and this fee may range from 0.75% to 1.25% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3) CIMCO has voluntarily committed to waive fees and reimburse expenses to keep the Fund's "Other Expenses" from exceeding 0.40% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

64    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION TIP FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION TIP FINANCIAL SERVICES FUND -
  CLASS I SHARES                                                      $155             $480             $829            $1,813

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

                                                               Prospectus    65

--------------------------------------------------------------------------------
CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...........................      Long-term capital appreciation

INVESTMENT FOCUS ...............................      Common stocks of companies that are involved in the healthcare and biotechnology industries

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation TIP Healthcare & Biotechnology Fund invests, under normal market conditions, at least 80% of its assets in common stocks of healthcare and biotechnology companies that are traded in the U.S. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and the companies that support the production, manufacturing, sale and/or distribution of medicines, medical supplies, medical services and other health care-related products and services. Biotechnology companies are those that engage in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. To determine whether a potential investment is doing business in the healthcare or biotechnology sectors, the sub-adviser, Turner Investment Partners, Inc. ("TIP"), generally considers whether (i) the company earns at least 50% of its gross income from the healthcare or biotechnology sectors; (ii) at least 50% of its assets are devoted to producing revenues from the healthcare or biotechnology sectors; or (iii) the company is listed within the Healthcare Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of medium to large capitalization companies, it may invest in companies of any size in order to achieve its goal. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

TIP pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. TIP generally considers selling a security when it detects a deterioration on the company's earnings potential or when other opportunities appear more attractive.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund will concentrate in the healthcare sector. Because its investments are concentrated in issuers conducting business in the same industry, the Fund's performance may be impacted by legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by sector. In addition, the Fund is subject to the risk that healthcare and biotechnology stocks may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause healthcare and biotechnology companies to become increasingly sensitive to short product cycles and aggressive pricing.

66    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

Furthermore, the types of products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a company's market value and/or share price.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Many biotechnology companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a simple product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Furthermore, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

The Fund invests in companies that TIP believes have strong earnings growth potential. TIP's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of focused equity investing.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

(19.98)%   38.09%     12.52%
-------------------------------
 2002      2003        2004

(1) The performance shown above is based on a calendar year. From its inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Healthcare & Biotechnology Fund, a portfolio of the Turner Funds and was advised by TIP. On May 7, 2004, the Turner Healthcare & Biotechnology Fund was reorganized into the Constellation TIP Healthcare & Biotechnology Fund.

         BEST QUARTER                  WORST QUARTER
            12.52%                        (14.08)%
          (6/30/03)                      (6/30/02)

                                                               Prospectus    67

--------------------------------------------------------------------------------
CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004 to those of the S&P 500 Healthcare Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                          SINCE INCEPTION
                                                                                1 YEAR          (2/28/01)
---------------------------------------------------------------------------------------------------------
 Constellation TIP Healthcare & Biotechnology Fund - Class II Shares
   Before taxes on distributions                                                 12.52%           11.32%
   After taxes on distributions                                                  11.90%           11.14%
   After taxes on distributions and sale of shares                                8.87%            9.80%
 S&P 500  Healthcare Index(1)                                                     1.68%          (2.48)%(2)

(1) The S&P 500 Healthcare Index is a widely-recognized, equally-weighted performance index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare, biotechnology and medical industries.

(2) The calculation date for the index is February 28, 2001.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                          CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)            2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                      CLASS II SHARES
Investment Advisory Fees                                   1.07%(2)
Distribution (12b-1) Fees                                   None
Other Expenses                                             0.77%(3)
                                                      ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                       1.84%(4)

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it has decided to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the S&P 500 Healthcare Index (the "Benchmark Index"), and this fee may range from 0.75% to 1.25% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part of the Fund's "Other Expenses." See "Distribution of Fund Shares" for additional information.

(4) CIMCO has voluntarily committed to waive fees and reimburse expenses to keep the Fund's "Other Expenses" from exceeding 0.75% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

68    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND -
  CLASS II SHARES                                                    $187              $579             $995            $2,159

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

                                                               Prospectus    69

--------------------------------------------------------------------------------
CONSTELLATION INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...........................      Long-term capital appreciation

INVESTMENT FOCUS ...............................      Equity securities of non-U.S. issuers

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation International Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities, such as common stocks and American Depositary Receipts and Global Depositary Receipts, of issuers located in a broad array of foreign countries. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Fund may invest in companies of any size in order to achieve its investment objective.

The Fund uses a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage the Fund's assets under the general supervision of the Adviser. The Adviser may reserve a portion of the Fund's assets (generally not to exceed 5%) and will manage that portion for liquidity needs of the Fund. The Adviser decides how to allocate the balance of the Fund's assets among the sub-advisers. The sub-advisers' investment philosophies are as follows:

Oechsle International Advisors, LLC ("Oechsle") focuses on individual stocks and fundamental characteristics of companies that have an above average potential for growth in revenue and earnings. Oechsle's goal is to find companies with top management, quality products and sound financial positions that are attractively priced. Due to this investment strategy, the portion of the Fund that Oechsle manages may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Boston Company Asset Management, LLC ("TBCAM") employs a value-oriented, bottom-up investment style that is research based, focusing first on stock selection and then enhanced by its country allocation guidelines. TBCAM evaluates traditional measures of value such as a low price-to-earnings ratio, low price-to-book value ratio, and low price-to-cash flow ratio. In addition, TBCAM reviews company fundamentals, including operating return characteristics, overall financial health, and positive changes in business momentum. This approach seeks to preserve capital in declining markets while adding value in rising markets.

Brandywine Asset Management, LLC ("Brandywine") adheres to a strictly bottom-up stock selection process. Brandywine uses quantitative screens to identify a universe of securities that meet Brandywine's definition of value, and then uses in-depth fundamental analysis is used to narrow that universe to those stocks with the characteristics Brandywine considers necessary to return to normal valuation.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign equity securities, may underperform other equity market segments or the equity markets as a whole. In addition, equity securities represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country.

70    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of international equity investing.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund from year to year for the past ten years.(1)

2.70%     9.83%    (3.74)%   12.73%    36.14%    (18.73)%  (26.66)%   (20.43)%    37.19%     17.53%
---------------------------------------------------------------------------------------------------
1995      1996      1997      1998      1999      2000       2001       2002       2003       2004

(1) The performance information shown is based on a calendar year. From the Fund's inception on May 31, 1993 until August 4, 2000, the Fund operated as a common trust fund and was advised by Pitcairn Trust Company. Performance returns prior to August 4, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn International Equity Fund. On August 1, 2004, the Pitcairn International Equity Fund was reorganized into the Constellation International Equity Fund.

           BEST QUARTER                  WORST QUARTER
              23.27%                        (21.21)%
            (12/31/99)                     (9/30/02)

                                                               Prospectus    71

--------------------------------------------------------------------------------
CONSTELLATION INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the MSCI All Country World ex-U.S. Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                      1 YEAR          5 YEARS(1)     10 YEARS(1)
----------------------------------------------------------------------------------------------------------------
 Constellation International Equity Fund -
   Class II Shares
   Before taxes on distributions                                      17.53%          (5.22)%           2.45%
   After taxes on distributions                                       17.62%              N/A             N/A
   After taxes on distributions and sale of shares                    11.89%              N/A             N/A
 MSCI All Country World ex-U.S. Index(2)                              21.36%            0.02%           6.02%

(1) Five- and Ten-Year returns before taxes include performance of the International Equity Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.

(2) The MSCI All Country World ex-U.S. Index is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. Investments cannot be made directly in an index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                       CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)        2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                           CLASS II SHARES
Investment Advisory Fees                                        0.95%(2)
Distribution (12b-1) Fees                                        None
Other Expenses                                                  0.65%(3)
                                                           ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.60%
Less Fee Waivers and Expense Reimbursements                   (0.15)%(4)
                                                           ---------------
NET TOTAL OPERATING EXPENSES                                    1.45%

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the MSCI All Country World Free ex-U.S. Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.

(4) NCIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through July 31, 2007. This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See "Other Information - Contractual Fee Waiver Agreement" for additional information. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

72    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                        1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION INTERNATIONAL EQUITY FUND -
  CLASS II SHARES                                        $148              $467             $835            $1,871

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

                                                               Prospectus    73

--------------------------------------------------------------------------------
CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE ...................      Total return through a combination of long-term capital growth and high current income

INVESTMENT FOCUS .......................      Common stocks of undervalued small capitalization companies and fixed income securities rated below investment grade

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Strategic Value and High Income Fund is a "fund of funds," which means that it invests substantially all of its assets in shares of other mutual funds (referred to as the "underlying funds"), rather than in individual securities. As a fund of funds, the Fund pursues its objective by investing substantially all of its assets in shares of two other Constellation Funds - the Constellation Small Cap Value Opportunities Fund (the "Small Cap Value Opportunities Fund") and the Constellation High Yield Fund (the "High Yield Fund"). In addition, the Fund may invest in other underlying funds sponsored and offered by the Constellation Funds family. As a result, the investment performance of the Fund is directly related to the performance of the underlying funds.

Generally, the Fund will invest at least 40% of its assets, and may invest up to 60% of its assets, in the Small Cap Value Opportunities Fund, on the one hand, and in the High Yield Fund, on the other. The Fund will periodically adjust its asset allocation among these funds in response to changing economic and market conditions, the performance of the underlying funds, or for other reasons. For example, when the high yield market generally is outperforming the small capitalization equity market, the Fund generally will invest more of its assets in the High Yield Fund. The Fund will allocate more of its assets to the Small Cap Value Opportunities Fund when equity market's return potential appears to outweigh that of the high yield market.

The Fund may invest some or all of the assets otherwise allocated to the Small Cap Value Opportunities Fund in shares of the Constellation Clover Core Value Fund and/or the Constellation HLAM Large Cap Value Fund if the Adviser believes that the small capitalization segment of the equity markets appears to be overvalued, or if it otherwise wishes to limit the Fund's exposure to small cap issuers. The Adviser also may allocate assets to the Constellation Chartwell Ultra Short Duration Fund (the "Ultra Short Duration Fund") in order to reduce the Fund's exposure to the high yield sector of the fixed income markets. For temporary defensive purposes, or in response to adverse market conditions, the Fund may invest all or a substantial portion of its total assets in the Ultra Short Duration Fund.

The Fund will normally sell a proportionate amount of the shares it owns in each underlying fund to meet redemption requests.

PRINCIPAL STRATEGY OF THE SMALL CAP VALUE OPPORTUNITIES FUND

The Small Cap Value Opportunities Fund invests primarily (at least 80% of its total assets) in common stocks of small capitalization companies that its sub-adviser, Turner Investment Partners, Inc. ("TIP"), believes have the potential for growth and that appear to be trading below their perceived value. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Small Cap Value Opportunities Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. For purposes of the Small Cap Value Opportunities Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index. As of December 31, 2004, the Russell 2000 Value Index included companies with capitalizations between $80 million and $3 billion.

The Small Cap Value Opportunities Fund will invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

74    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY OF THE HIGH YIELD FUND

The High Yield Fund invests primarily (at least 80% of its total assets) in fixed income securities rated below investment grade ("high yield" securities, often referred to as "junk bonds"). In selecting investments for the High Yield Fund, the sub-adviser, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that offer high current yields as well as capital appreciation potential, including zero coupon bonds and payment-in-kind securities. The High Yield Fund's average weighted maturity may vary, and will generally be ten years or less. The High Yield Fund will typically invest in securities rated B or BB by S&P or Ba or B by Moody's. Chartwell does not intend to invest more than 20% of the High Yield Fund's assets in bonds that are unrated, rated CCC or lower, or in default. This strategy may cause the High Yield Fund to earn less income, but should result in the High Yield Fund owning fewer bonds in default (i.e., paying no income).

Chartwell intends to invest no more than 5% of the High Yield Fund's assets in any single issuer. The High Yield Fund will limit its investment in any one industry to the lesser of 10% of the High Yield Fund's assets or two times that industry's weighting in the Merrill Lynch High Yield Index. Chartwell will continuously review the credit quality of the bonds in the High Yield Fund's portfolio, and will sell a bond when the issuer is downgraded, the industry sector in which the bond belongs is downgraded as a whole, or when the bond's price declines more than 15% as compared to its industry sector.

PRINCIPAL RISKS

The risks of investing in the Fund are directly related to the risks associated with investing in the underlying funds. Each underlying fund has its own investment objective and strategies for reaching that objective. The value of the underlying funds' shares is based on the market prices of the securities they hold, and these prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the underlying funds own and the markets in which they trade.

While the Fund's investment strategy is based upon the principle that small cap value equity stocks and high yield, high risk fixed income securities will react differently to economic and market conditions, the Fund is subject to the risk that both the high yield and small cap equity sectors of the market may underperform other sectors of the market as a whole. In addition, even if the high yield or small cap equity sector outperforms other sectors of the market over certain periods, it is possible that the Fund's assets will not have been allocated towards this outperforming sector during this time.

PRINCIPAL RISKS OF THE SMALL CAP VALUE OPPORTUNITIES FUND

Since it purchases common stocks, the Small Cap Value Opportunities Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

Investing in issuers in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments.

                                                               Prospectus    75

--------------------------------------------------------------------------------
CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL RISKS OF THE HIGH YIELD FUND

The prices of the High Yield Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. Specifically, duration is quantified as the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. High yield bonds generally are less sensitive to interest rate changes.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market price of the security. Bonds that are unrated and rated CCC or lower are considered particularly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund may own zero coupon bonds or payment-in-kind securities, which are fixed income securities that do not make regular cash interest payments. The prices of these securities are generally more sensitive to changes in market interest rates than are conventional bonds. Additionally, interest on zero coupon bonds and payment-in-kind securities must be reported as taxable income to the Fund even though it receives no cash interest until the maturity of such securities.

The Fund is subject to the risk that its particular market segment (high yield, high risk securities) may underperform compared to other market segments or to the fixed income markets as a whole.

This Fund should only be purchased by investors seeking total return through a combination of long-term capital growth and high current income who can withstand the share price volatility of small cap equity investing and the risks of high yield bond investing.

76    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance (before taxes) of the Fund's Class I Shares since the Fund's inception.(1)

37.36%   13.06%
----------------
 2003     2004

(1) The performance shown above is based on a calendar year. From its inception on October 31, 2002 until May 7, 2004, the Fund operated as the Turner Strategic Value and High Income Fund, a portfolio of the Turner Funds and advised by TIP. On May 7, 2004, the Turner Strategic Value and High Income Fund was reorganized with and into the Constellation Strategic Value and High Income Fund.

         BEST QUARTER              WORST QUARTER
            13.32%                    (1.92)%
          (6/30/03)                  (6/30/04)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004 to those of the S&P 500 Index and to the blended return of the Russell 2000 Value and Merrill Lynch High Yield, Cash Pay Indices. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                      SINCE INCEPTION
                                                                                      1 YEAR               (10/31/02)
---------------------------------------------------------------------------------------------------------------------
 Constellation Strategic Value and High Income Fund - Class I Shares
   Before taxes on distributions                                                      13.06%                   24.86%
   After taxes on distributions                                                        7.95%                   21.59%
   After taxes on distributions and sale of shares                                     8.46%                   19.54%
 S&P 500 Index(1)                                                                     10.88%                   17.65%(3)
 50/50 Blend of Russell 2000 Value / Merrill Lynch High Yield,
   Cash Pay Indices(2)                                                                16.58%                   27.11%(3)

(1) The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Merrill Lynch High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index is a fully invested index, which includes reinvestment of income.

(3) The calculation date for the indices is October 31, 2002

                                                               Prospectus    77

--------------------------------------------------------------------------------
CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                                       CLASS I SHARES           CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                         2.00%(1)                 2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                                       CLASS I SHARES           CLASS II SHARES
Investment Advisory Fees                                                                   0.10%(2)                  0.10%(2)
Distribution (12b-1) Fees                                                                   None                     None
Other Expenses                                                                             1.26%                     1.51%(3)
                                                                                       --------------           --------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.36%                     1.61%
Underlying Fund Expenses                                                                   1.28%(4)                  1.28%(4)
                                                                                       --------------           --------------
TOTAL ANNUAL FUND OPERATING AND INDIRECT EXPENSES                                          2.64%                     2.89%
 Less Fee Waivers and Expense Reimbursements                                             (2.39)%(5)                (2.39)%(5)
                                                                                       --------------           --------------
NET TOTAL OPERATING EXPENSES                                                               0.25%                     0.50%

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares and Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders before it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of a 50%/50% blend of the Russell 2000 Value Index and the Merrill Lynch High Yield, Cash Pay Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part of the "Other Expenses" for the Class II Shares. See "Distribution of Fund Shares" for additional information.

(4) Because the Fund invests in other mutual funds, your investment in the Fund is also indirectly subject to the operating expenses of the underlying funds. Underlying Fund Expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver arrangements, if any) as well as actual allocation of the Fund's assets, and may be higher or lower than those shown above.

(5) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the combined total of "Other Expenses" and "Underlying Fund Expenses" for the Class I Shares and Class II Shares from exceeding 0.15% and 0.40%, respectively, through January 31, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                               1 YEAR          3 YEARS           5 YEARS         10 YEARS
CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND -
  CLASS I  SHARES                                                $26             $592            $1,185           $2,795
CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND -
  CLASS II SHARES                                                $51             $668            $1,311           $3,041

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

78    Prospectus
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INVESTMENTS AND PORTFOLIO MANAGEMENT
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MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information (SAI).

Each Funds' investment objective is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e. fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser or the Fund's sub-adviser believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.

TAX MANAGEMENT (NON-PRINCIPAL INVESTMENT STRATEGY) - DIVERSIFIED VALUE, DIVERSIFIED GROWTH, SMALL CAP AND FAMILY HERITAGE(R) FUNDS
Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which a sub-adviser may seek to achieve the Fund's objective. Pitcairn, as a sub-adviser may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment objective) when selling portfolio securities: (a) selecting the highest cost tax lots or those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains; and (b) selling securities to realize capital losses that can be offset against realized capital gains. While a Fund may attempt tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, each Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

PORTFOLIO COMPOSITION
Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies the term "assets" means net assets plus the amount of borrowings for investment purposes. A fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

MORE INFORMATION ABOUT RISK

The following is Funds are subject to a number of risks that pertain to non-principal investment strategies, which may affect the value of their shares.

PRINCIPAL RISKS

EQUITY RISK - THE EQUITY FUNDS
Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK - THE FIXED INCOME FUNDS
The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

                                                               Prospectus    79
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INVESTMENTS AND PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

        CALL RISK During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

        CREDIT RISK An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

        EVENT RISK Securities may decline in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because the Funds hold of bonds of multiple issuers.

TAX-EXEMPT RISK - THE TAX-EXEMPT BOND FUND
There may be economic or political changes that affect the ability of tax-exempt issuers to repay principal and to make interest payments on tax-exempt securities. Changes to the financial condition or credit rating of tax-exempt issuers may also adversely affect the value of the Fund's tax-exempt securities. Constitutional or legislative limits on borrowing by tax-exempt issuers may result in reduced supplies of tax-exempt securities. In addition, concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state.

MORTGAGE-BACKED SECURITIES - THE FIXED INCOME FUNDS
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. GOVERNMENT SECURITIES RISK - THE FIXED INCOME FUNDS
Although the Funds' U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corp., Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

MANAGER OF MANAGERS RISK - ALL FUNDS
The Adviser engages one or more sub-advisers to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar investments.

FOREIGN INVESTING RISK - INTERNATIONAL EQUITY FUND
A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or

80    Prospectus

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INVESTMENTS AND PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a focused geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

CURRENCY RISK - INTERNATIONAL EQUITY FUND
A Fund that invest directly in foreign currencies or in securities that trade and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. (In the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.) Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

CHANGE IN MARKET CAPITALIZATION - CLOVER LARGE CAP VALUE, CLOVER SMALL CAP VALUE, HLAM LARGE CAP VALUE, PITCAIRN SMALL CAP, AND TIP SMALL CAP VALUE OPPORTUNITIES FUNDS
A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-adviser's judgment, the security remains otherwise consistent with the Fund's investment objective and strategies. However, this change could affect the Fund's flexibility in making new investments (see "Portfolio Composition Policies" below).

PORTFOLIO TURNOVER

Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser and/or sub-adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser's or sub-adviser's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

Although turnover rates may vary substantially from year to year, the following Funds had annual rates of turnover exceeding 100% as of September 30, 2004:

        Constellation Chartwell High Yield Fund                    199%
        Constellation Pitcairn Select Value Fund                   111%
        Constellation TIP Small Cap Value Opportunities Fund       272%
        Constellation TIP Financial Services Fund                  103%
        Constellation TIP Healthcare & Biotechnology Fund          163%
        Constellation Strategic Value and High Income Fund         411%

NON-PRINCIPAL RISKS

DEFENSIVE INVESTING AND USE OF DERIVATIVE CONTRACTS - ALL FUNDS (PRINCIPAL RISK FOR THE CLOVER INCOME PLUS FUND)
In addition to the investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this Prospectus, are described in detail in the SAI. Of course, there can be no guarantee that any Fund will achieve its investment objective.

The investments and strategies described in this Prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes due to adverse economic or political conditions, or for liquidity purposes, each Fund may invest up to 100% of its total assets in fixed income securities, money market

                                                               Prospectus    81

--------------------------------------------------------------------------------
INVESTMENTS AND PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

instruments and other securities that would not ordinarily be consistent with the Fund's objectives. This defensive investing may increase a Fund's taxable income.

Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

o  As a substitute for purchasing or selling securities;

o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

o  To enhance a Fund's potential gain in non-hedging situations; or

o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

LENDING OF PORTFOLIO SECURITIES - ALL FUNDS

The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Adviser to the Fund under the Adviser's voluntary expense limitation arrangement (see "Contractual Fee Waiver Agreement" below).

INVESTMENT ADVISERS

Constellation Investment Management Company, LP (CIMCO), a registered investment adviser, located at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312, serves as the Adviser to all Funds. CIMCO is a professional investment management firm founded on May 19, 2000, and is the successor to Concentrated Capital Management, LP, the adviser to the Alpha Select Funds, the former name of the Trust. As of December 31, 2004, CIMCO had approximately $2.3 billion in assets under management. As the Funds' Adviser, CIMCO continuously reviews, supervises and administers the Funds' investment programs. CIMCO also ensures compliance with the Funds' investment policies and guidelines.

The Trust has obtained an exemption from the Securities and Exchange Commission that permits CIMCO to use a "manager of managers" approach in providing investment advisory services to the Funds. Pursuant to the terms of the order, CIMCO, subject to the supervision and approval of the Board of Trustees of the Trust, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, CIMCO would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub-adviser. The order also permits CIMCO and the Funds to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser. It is expected that the "manager of managers" approach will (i) reduce Fund expenses to the extent that a manager of managers Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and CIMCO; and (iii) relieve shareholders of the very responsibility that they are paying CIMCO to assume, that is, the selection, termination and replacement of sub-advisers.








82    Prospectus

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INVESTMENTS AND PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

As investment adviser to the Funds, CIMCO has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of the Funds. For its services, CIMCO is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, that may be adjusted upwards or downwards if the Fund outperforms or under-performs its stated benchmark, as set forth below. CIMCO pays sub-advisory fees to each Sub-Adviser from its advisory fee, if any.

- The Constellation Clover Core Value Fund's base advisory fee is 0.74%, and this fee may range from 0.59% to 0.89% depending on the Fund's performance relative to the Russell 3000 Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;

- The Constellation Clover Small Cap Value Fund's base advisory fee is 0.85%, and this fee may range from 0.725% to 0.975% depending on the Fund's performance relative to the Russell 2000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;

- The Constellation Clover Large Cap Value Fund's base advisory fee is 0.74%, and this fee may range from 0.64% to 0.84% depending on the Fund's performance relative to the Russell 1000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;

- The Constellation Clover Core Fixed Income Fund's base advisory fee is 0.45%, and this fee may range from 0.37% to 0.53% depending on the Fund's performance relative to the Lehman Brothers Aggregate Bond Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;

- The Constellation Clover Income Plus Fund's base advisory fee is 0.80%, and this fee may range from 0.725% to 0.875% depending on the Fund's performance relative to the S&P 500 Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;

- The Constellation Chartwell Ultra Short Duration Fixed Income Fund's base advisory fee is 0.25%, and this fee may range from 0.19% to 0.31% depending on the Fund's performance relative to the Merrill Lynch Three-Month U.S. Treasury Bill Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 0.76% or more;

- The Constellation Chartwell Short Duration Fixed Income Fund's base advisory fee is 0.25%, and this fee may range from 0.19% to 0.31% depending on the Fund's performance relative to the Lehman Brothers 1-3 Year U.S. Government Bond Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 0.76% or more;

- The Constellation Chartwell High Yield Fund's base advisory fee is 0.55%, and this fee may range from 0.45% to 0.65% depending on the Fund's performance relative to the Merrill Lynch High Yield, Cash Pay Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;

- The Constellation HLAM Large Cap Quality Growth Fund's base advisory fee is 0.75%, and this fee may range from 0.65% to 0.85% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;

- The Constellation HLAM Large Cap Value Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 1000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;

- The Constellation Pitcairn Diversified Value Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 1000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.00% or more;








                                                               Prospectus    83

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INVESTMENTS AND PORTFOLIO MANAGEMENT
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- The Constellation Pitcairn Select Value Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 1000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.00% or more;

- The Constellation Pitcairn Diversified Growth Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.00% or more;

- The Constellation Pitcairn Small Cap Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 2000 Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.00% or more;

- The Constellation Pitcairn Family Heritage(R) Fund's base advisory fee is 0.90%, and this fee may range from 0.80% to 1.00% depending on the Fund's performance relative to the Wilshire 5000 Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.50% or more;

- The Constellation Pitcairn Taxable Bond Fund's base advisory fee is 0.40%, and this fee may range from 0.32% to 0.48% depending on the Fund's performance relative to the Lehman U.S. Government Credit Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 1.00% or more;

- The Constellation Pitcairn Tax-Exempt Bond Fund's base advisory fee is 0.30%, and this fee may range from 0.24% to 0.36% depending on the Fund's performance relative to the Lehman Municipal Bond Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 1.00% or more;

- The Constellation Sands Capital Select Growth Fund's base advisory fee is 0.85%, and this fee may range from 0.70% to 1.00% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.50% or more;

- The Constellation TIP Small Cap Value Opportunities Fund's base advisory fee is 0.95%, and this fee may range from 0.80% to 1.10% depending on the Fund's performance relative to the Russell 2000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;

- The Constellation TIP Financial Services Fund's base advisory fee is 1.00%, and this fee may range from 0.75% to 1.25% depending on the Fund's performance relative to the S&P 500 Financials Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;

- The Constellation TIP Healthcare & Biotechnology Fund's base advisory fee is 1.00%, and this fee may range from 0.75% to 1.25% depending on the Fund's performance relative to the S&P 500 Healthcare Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;

- The Constellation International Equity Fund's base advisory fee is 0.95%, and this fee may range from 0.85% to 1.05% depending on the Fund's performance relative to the MSCI All Country World ex-U.S. Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.00% or more; and

- The Constellation Strategic Value and High Income Fund's base advisory fee is 0.10%, and this fee may range from 0.05% to 0.15% depending on the Fund's performance relative to a 50%/50% blend of the Russell 2000 Value Index and the Merrill Lynch High Yield, Cash Pay Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more.

Each Fund's performance-based adjustment will take effect after the Fund has been in operation within the Constellation Trust for more than one year. Because the Constellation TIP Financial Services Fund's predecessor Fund, the Turner Financial Services Fund, and the Constellation TIP Healthcare & Biotechnology Fund's predecessor Fund, the Turner Healthcare & Biotechnology Fund, were operating subject to a performance-based fee prior to their reorganization into the Constellation Trust on May 7, 2004, the performance-based adjustment for these Funds is already being implemented.


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CIMCO and each Sub-Adviser will receive performance fees (as described above)
if the relevant benchmark index is surpassed, including negative performance. The performance comparison is made for a rolling 12-month period, consisting of the current month plus the preceding 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to a Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective Benchmark Index, a performance adjustment will be made not when the Fund's performance is up or down, but when it is up or down more or less than the performance of its Benchmark Index. For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period;
(ii) the value of the Fund's cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a Benchmark Index is expressed as a percentage of the starting level of that Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

The Funds' SAI contains additional information about performance-based adjustments to CIMCO's fees, including information concerning the range of performance-based adjustments that may apply with respect to the Constellation Clover Large Cap Value, Constellation Clover Core Value, Constellation Clover Core Fixed Income, Constellation Clover Income Plus, or Constellation Clover HLAM Large Cap Value Funds.

In connection with its commitment to voluntarily limit expenses (as described for certain Funds) CIMCO has represented to the Board that if it decides to discontinue this arrangement, CIMCO will do so only after notifying the Board of its decision and updating the prospectus at least 90 days before implementing any new expense structure.

INVESTMENT SUB-ADVISERS

Clover Capital Management, Inc., ("Clover Capital") an SEC-registered adviser located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, serves as the Sub-Adviser to the Constellation Clover Small Cap Value, Constellation Clover Core Value, Constellation Clover Large Cap Value, Constellation Clover Income Plus Fund and Constellation Clover Core Fixed Income Funds (the "Constellation Clover Funds"). From May 1, 2001 to May 7, 2004, Clover Capital served as the sub-adviser to the Turner Small Cap Value, Core Value, Large Cap Value and Core Fixed Income Funds. Prior to May 1, 2001, Clover Capital served as these Funds' investment adviser. As Sub-Adviser, Clover Capital makes investment decisions for the Constellation Clover Funds and also ensures compliance with the Constellation Clover Funds' investment policies and guidelines. As of December 31, 2004, Clover Capital had approximately $2.5 billion in assets under management. CIMCO has entered into a separate agreement with Clover Capital whereby CIMCO will not propose that the Fund's Board of Trustees terminate Clover Capital as sub-adviser to the current Clover Capital sub-advised Funds prior to May 1, 2006, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating Clover Capital in circumstances in which CIMCO would otherwise terminate Clover Capital absent the agreement. CIMCO will, however, terminate Clover Capital as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.





                                                               Prospectus    85

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For its services as investment Sub-Adviser to the Constellation Clover Funds,
Clover Capital is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:

Constellation Clover Core Value Fund                                      0.395%
Constellation Clover Small Cap Value Fund                                 0.500%
Constellation Clover Large Cap Value Fund                                 0.370%
Constellation Clover Core Fixed Income Fund                               0.225%
Constellation Clover Income Plus Fund                                     0.600%

Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Clover Capital can increase or decrease depending on a Constellation Clover Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

Chartwell Investment Partners ("Chartwell"), an SEC-registered adviser located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as Sub-Adviser to the Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income and Constellation Chartwell High Yield Funds (the "Constellation Chartwell Funds"). As Sub-Adviser, Chartwell makes investment decisions for the Constellation Chartwell Funds and also ensures compliance with the Constellation Chartwell Funds' investment policies and guidelines. As of December 31, 2004, Chartwell had approximately $6.4 billion in assets under management. CIMCO has entered into a separate agreement with Chartwell whereby CIMCO will not propose that the Fund's Board of Trustees terminate Chartwell as sub-adviser to the current Chartwell sub-advised Funds prior to May 1, 2007, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating Chartwell in circumstances in which CIMCO would otherwise terminate Chartwell absent the agreement. CIMCO will, however, terminate Chartwell as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment Sub-Adviser to the Constellation Chartwell Funds, Chartwell is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:

Constellation Chartwell Ultra Short Duration Fixed Income Fund            0.125%
Constellation Chartwell Short Duration Fixed Income Fund                  0.125%
Constellation Chartwell High Yield Fund                                   0.275%

Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Chartwell can increase or decrease depending on a Constellation Chartwell Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

Pitcairn Investment Management ("Pitcairn"), a separately identifiable division of Pitcairn Trust Company ("PTC"), with offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046, is a registered investment adviser and serves as the sub-adviser to the Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage,1 Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds (the "Constellation Pitcairn Funds"). As a sub-adviser, Pitcairn makes investment decisions for its Funds and also ensures compliance with the Funds' investment policies and guidelines. As of December 31, 2004, Pitcairn had approximately $1.3 billion in assets under management. CIMCO has entered into a separate agreement with Pitcairn whereby CIMCO will not propose that the Fund's Board of Trustees terminate Pitcairn as sub-adviser to the current Pitcairn sub-advised Funds for a period of four years commencing August 1, 2004, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating Pitcairn in circumstances in which CIMCO would otherwise terminate Pitcairn absent the agreement. CIMCO will, however, terminate Pitcairn as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment sub-adviser to the Constellation Pitcairn Diversified Value Fund, Pitcairn is entitled to receive a base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the first $95 million, and 0.45% on the value of assets above that amount. For the Constellation Pitcairn Diversified Growth Fund,

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Pitcairn is entitled to receive a base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the first $105 million, and 0.45% on the value of assets above that amount. For the Constellation Pitcairn Select Value Fund, Pitcairn is entitled to receive a base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the first $60 million, and 0.45% on the value of assets above that amount. For the Constellation Pitcairn Small Cap Fund, Pitcairn is entitled to receive a base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the first $140 million, and 0.50% on the value of assets above that amount. For the Constellation Pitcairn Family Heritage Fund, Pitcairn is entitled to receive a base investment sub-advisory fees from CIMCO at an annualized rate of 0.80% on the value of the first $125 million, and 0.50% on the value of assets above that amount. For the Constellation Pitcairn Taxable Bond Fund, Pitcairn is entitled to receive a base investment sub-advisory fees from CIMCO at an annualized rate of 0.30% on the value of the first $45 million, and 0.25% on the value of assets above that amount. For the Constellation Pitcairn Tax-Exempt Bond Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.25% on the value of the assets of the Fund.

Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Pitcairn can increase or decrease depending on a Constellation Pitcairn Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

Sands Capital Management, Inc. ("Sands Capital Management") located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209 serves as the sub-adviser to the Constellation Sands Capital Select Growth Fund. As a sub-adviser, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2004, Sands Capital Management had approximately $11 billion in assets under management.

For its services as investment sub-adviser to the Constellation Sands Capital Select Growth Fund, Sands Capital Management is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, of 0.50% on the first $100 million of Allocated Assets, and 0.45% on Allocated Assets above that amount thereafter. Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Sands Capital Management can increase or decrease depending on the Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

RELATED PERFORMANCE INFORMATION FOR SANDS CAPITAL MANAGEMENT

Sands Capital Management has substantial experience in managing investment companies and other accounts that focus on growth companies. The table below is designed to show you how a composite of similar growth equity accounts managed by Sands Capital Management performed over various periods in the past. The accounts comprising the Sands Capital Growth Equity Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Sands Capital Select Growth Fund.

The table below shows the returns for the Sands Capital Growth Equity Composite compared with the Russell 1000 Growth Index for the periods ending December 31, 2004. The returns of the Sands Capital Growth Equity Composite reflect deductions of account fees and expenses, (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.

This information is designed to demonstrate the historical track record of Sands Capital Management. It does not indicate how the Sands Capital Select Growth Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.


                                                               Prospectus    87

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AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

                                        SANDS CAPITAL
                                        GROWTH EQUITY               RUSSELL 1000
                                        COMPOSITE (%)           GROWTH INDEX (%)
1 Year Annual Return                           21.02%                      6.30%
3 Year Annual Return                            6.55%                    (0.18)%
5 Year Annual Return                          (3.41)%                    (9.31)%
10 Year Annual Return                          17.56%                      9.61%
Since Inception*                               16.42%                     11.13%


* January 1, 1987 to December 31, 2004

AVERAGE ANNUAL RETURNS - 1987 TO 2004 AS OF DECEMBER 31, 2004

                                        SANDS CAPITAL
                                        GROWTH EQUITY               RUSSELL 1000
                                        COMPOSITE (%)           GROWTH INDEX (%)
2004                                           21.02%                      6.30%
2003                                           36.26%                     29.75%
2002                                         (27.24)%                   (27.88)%
2001                                         (15.79)%                   (20.42)%
2000                                         (18.38)%                   (22.42)%
1999                                           47.58%                     33.16%
1998                                           54.11%                     38.71%
1997                                           30.22%                     30.49%
1996                                           38.12%                     23.12%
1995                                           42.31%                     37.19%
1994                                            3.21%                      2.66%
1993                                          (0.35)%                      2.90%
1992                                            5.76%                      5.00%
1991                                           42.58%                     41.16%
1990                                           12.54%                    (0.26)%
1989                                           32.32%                     35.92%
1988                                            8.86%                     11.27%
1987                                           17.23%                      5.31%

The Sands Capital Growth Equity Composite includes accounts managed by Sands Capital Management that do not pay the same expenses that the Sands Capital Select Equity Fund pays and that may not be subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Sands Capital Management.

Performance results from January 1, 1987 through February 6, 1992 are that of an account managed by Frank M. Sands, Sr., CFA while he was Chief Investment Officer of a prior firm, where Mr. Sands was the key decision maker. This account was a Sands Capital Management client until July 1994.

Oechsle International Advisors, LLC ("Oechsle"), located at One International Place, 23rd Floor, Boston, MA 02110, serves as a sub-adviser to the International Equity Fund. As a sub-adviser, Oechsle makes investment decisions for the portion of the Fund's assets allocated to it and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2004, Oechsle had approximately $16.3 billion in assets under management. For its services as investment sub-adviser to the Constellation International Equity Fund, Oechsle is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, of 0.40% of the average daily net assets of the Fund.

The Boston Company Asset Management, LLC ("TBCAM") located at Mellon Financial Center, One Boston Place, Boston, MA, 02108, serves as a sub-adviser to the International Equity Fund. As a sub-adviser, TBCAM makes investment decisions for the portion of the Fund's assets allocated to it and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2004, TBCAM had approximately $47.9 billion in assets under management. For its services as investment sub-adviser to the Constellation International Equity Fund, TBCAM is


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INVESTMENTS AND PORTFOLIO MANAGEMENT
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entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, of 0.70% of the average daily net assets of the Fund.

Brandywine Asset Management, LLC ("Brandywine") located at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, DE 19801, serves as a sub-adviser to the International Equity Fund. As a sub-adviser, Brandywine makes investment decisions for the portion of the Fund's assets allocated to it and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2004, Brandywine had approximately $18.5 billion in assets under management.

For its services as investment sub-adviser to the Constellation International Equity Fund, Brandywine is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, of 0.60% of the average daily net assets of the Fund. Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Brandywine can increase or decrease depending on the Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

Hilliard Lyons Asset Management ("HLAM"), an SEC-registered adviser located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, KY 40202, serves as Sub-Adviser to the Constellation HLAM Large Cap Quality Growth Fund and Constellation HLAM Large Cap Value Fund. As Sub-Adviser, HLAM makes investment decisions for its Funds and also ensures compliance with their investment policies and guidelines. As of December 31, 2004, HLAM and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately 4.8 billion. CIMCO has entered into a separate agreement with HLAM whereby CIMCO will not propose that the Fund's Board of Trustees terminate HLAM as sub-adviser to the HLAM Large Cap Quality Growth Fund prior to October 1, 2008, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating HLAM in circumstances in which CIMCO would otherwise terminate HLAM absent the agreement. CIMCO will, however, terminate HLAM as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment Sub-Adviser to the Constellation HLAM Large Cap Quality Growth Fund, HLAM is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, of 0.60% on the first $40 million of Allocated Assets, 0.50% on the next $110 million of Allocated Assets, and 0.45% on Allocated Assets above that amount thereafter. For its services as investment Sub-Adviser to the Constellation HLAM Large Cap Value Fund, HLAM is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, of 0.45% Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to HLAM can increase or decrease depending on each Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

RELATED PERFORMANCE INFORMATION FOR HLAM

HLAM has substantial experience in managing investment companies and other accounts that focus on large capitalization growth companies and large capitalization value companies. The tables below are designed to show you how composites of similar large cap growth equity and large cap value equity accounts managed by HLAM performed over various periods in the past. The accounts comprising the HLAM Institutional Growth Composite have investment objectives, policies and principal investment strategies that are substantially similar to the HLAM Large Cap Quality Growth Fund. The HLAM Institutional Growth Composite includes all accounts managed by HLAM that are substantially similar to the HLAM Large Cap Quality Growth Fund. Similarly, The accounts comprising the HLAM Institutional Value Composite have investment objectives, policies and strategies that are substantially similar to the HLAM Large Cap Value Fund. The HLAM Institutional Value Composite includes all accounts managed by HLAM that are substantially similar to the HLAM Large Cap Value Fund.

The table below shows the returns for the HLAM Institutional Growth Composite compared with the Russell 1000 Growth Index for the periods ending December 31, 2004. The returns of the HLAM Institutional Growth Composite reflect deductions of account fees and expenses, including advisory fees, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.



                                                               Prospectus    89

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This information is designed to demonstrate the historical track record of
HLAM. It does not indicate how the HLAM Large Cap Quality Growth Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

                                                 HLAM
                                 INSTITUTIONAL GROWTH               RUSSELL 1000
                                        COMPOSITE (%)           GROWTH INDEX (%)
1 Year Annualized Return                        6.72%                      6.30%
3 Year Annualized Return                        2.29%                     -0.18%
Since Inception*                              (0.24)%                    (9.34)%


* December 31, 1999 to December 31, 2004

AVERAGE ANNUAL RETURNS - 2000 TO 2004 AS OF DECEMBER 31, 2004

                                                 HLAM               RUSSELL 1000
                                 INSTITUTIONAL GROWTH               GROWTH INDEX
                                        COMPOSITE (%)                        (%)
2004                                            6.72%                      6.30%
2003                                           23.07%                     29.76%
2002                                         (18.52)%                    -27.88%
2001                                          (4.65)%                    -20.42%
2000                                          (2.89)%                    -22.42%

The HLAM Institutional Growth Composite includes accounts managed by HLAM that do not pay the same expenses that the HLAM Large Cap Quality Growth Fund pays and that may not be subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of HLAM.

HLAM has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS1), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS1). AIMR has not been involved with the preparation or review of this report.

The table below shows the returns for the HLAM Institutional Value Composite compared with the Russell 1000 Large Cap Value Index for the periods ending December 31, 2004. The returns of the HLAM Institutional Value Composite reflect deductions of account fees and expenses, including advisory fees, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Large Cap Value Index assume all dividends and distributions have been reinvested.

This information is designed to demonstrate the historical track record of HLAM. It does not indicate how the HLAM Large Cap Value Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.


90    Prospectus

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AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

                                                 HLAM
                                  INSTITUTIONAL VALUE               RUSSELL 1000
                                        COMPOSITE (%)            VALUE INDEX (%)
1 Year Annual Return                           12.81%                     16.49%
3 Year Average Annual Return                    6.24%                      8.57%
5 Year Average Annual Return                    8.16%                      5.27%
10 Year Average Annual Return                  15.53%                     13.83%
Since Inception*                               13.39%                     14.01%

*February 1, 1991 to December 31, 2004

AVERAGE RETURNS - 2000 TO 2004 (AS OF 12/31)

                                                 HLAM
                                  INSTITUTIONAL VALUE               RUSSELL 1000
                                        COMPOSITE (%)            VALUE INDEX (%)
2004                                           12.80%                     16.50%
2003                                            22.5%                     30.03%
2002                                         (13.20)%                   (15.52)%
2001                                          (1.20)%                    (5.59)%
2000                                           24.90%                      7.01%
1999                                          (2.40)%                      7.35%
1998                                           24.60%                     15.63%
1997                                           42.60%                     35.18%
1996                                           24.30%                     21.64%
1995                                           32.80%                     38.35%
1994                                            3.31%                    (1.99)%
1993                                            5.65%                     18.12%
1992                                            8.51%                     13.81%
1991                                           14.46%                     24.61%

The HLAM Institutional Value Composite includes accounts managed by HLAM that do not pay the same expenses that the HLAM Large Cap Value Fund pays and that may not be subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of HLAM.

HLAM has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS1), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS1). AIMR has not been involved with the preparation or review of this report.

Turner Investment Partners, Inc. ("TIP"), an SEC-registered adviser located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as the Sub-Adviser to the Constellation TIP Small Cap Value Opportunities, Constellation TIP Financial Services, Constellation and TIP Healthcare & Biotechnology Funds (the "Constellation TIP Funds"). Prior to May 7, 2004, TIP served as the investment adviser to the Turner Financial Services, and Turner Healthcare & Biotechnology, Funds, while Turner Investment Management, LLC, a majority-owned subsidiary of TIP, served as investment adviser to the Turner Small Cap Value Opportunities Fund. As Sub-Adviser, TIP makes investment decisions for the Constellation TIP Funds and also ensures compliance with the Constellation TIP Funds' investment policies and guidelines. As of December 31, 2004, TIP had approximately $15.8 billion in assets under management. CIMCO has entered into a separate agreement with TIP whereby CIMCO will not propose that the Fund's Board of Trustees terminate TIP as sub-adviser to the current TIP sub-advised Funds prior to May 1, 2007, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating TIP in circumstances in which CIMCO would otherwise terminate TIP absent the agreement. CIMCO will, however, terminate TIP as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

                                                               Prospectus    91
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--------------------------------------------------------------------------------

For its services as investment Sub-Adviser to the Constellation TIP Funds, TIP is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:

     Constellation TIP Small Cap Value Opportunities Fund                  0.50%
     Constellation TIP Financial Services Fund                             0.50%
     Constellation TIP Healthcare & Biotechnology Fund                     0.50%

Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to TIP can increase or decrease depending on a Constellation TIP Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

CONTRACTUAL FEE WAIVER AGREEMENT

CIMCO has contractually agreed to waive fees and reimburse expenses in order to keep certain Funds' "Other Expenses" from exceeding the levels set forth below. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. To the extent that the Small Cap or International Equity Fund, respectively, earn revenues from securities lending activities during any given month, CIMCO's contractual fee waiver obligation with respect to the Fund may be reduced by an offsetting amount of such revenue, up to a maximum reduction of 0.01%.

                                                                  CONTRACTUAL LIMIT ON
                        FUND                                        "OTHER EXPENSES"
     Constellation Chartwell Ultra Short Duration Fixed Income           0.43%*
     Constellation Chartwell Short Duration Fixed Income                 0.43%*
     Constellation Chartwell High Yield                                  0.05%*
     Constellation HLAM Large Cap Quality Growth                         0.50%**
     Constellation HLAM Large Cap Value                                  0.50%*
     Constellation Pitcairn Diversified Value                            0.40%***
     Constellation Pitcairn Select Value                                 0.45%***
     Constellation Pitcairn Diversified Growth                           0.40%***
     Constellation Pitcairn Small Cap                                    0.40%***
     Constellation Pitcairn Family Heritage(R)                           0.40%***
     Constellation Pitcairn Taxable Bond                                 0.50%***
     Constellation Pitcairn Tax-Exempt Bond                              0.40%***
     Constellation Sands Capital Select Growth (Class I)                 0.25%***
     Constellation Sands Capital Select Growth (Class II)                0.50%***
     Constellation TIP Small Cap Value Opportunities                     0.50%*
     Constellation International Equity                                  0.50%***
     Constellation Strategic Value and High Income Fund (Class I)        0.15%*
     Constellation Strategic Value and High Income Fund (Class II)       0.40%*
     Constellation Clover Income Plus                                    0.50%****

   * CIMCO contractually agrees to waive fees and reimburse expenses for Fund's "Other Expenses" through January 31, 2006.

  ** CIMCO contractually agrees to waive fees and reimburse expenses for Fund's
      "Other Expenses" through October 1, 2007.

 *** CIMCO contractually agrees to waive fees and reimburse expenses for Fund's
     "Other Expenses" through July 31, 2007.

**** CIMCO contractually agrees to waive fees and reimburse expenses for Fund's
     "Other Expenses" through October 1, 2005.

92    Prospectus
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INVESTMENTS AND PORTFOLIO MANAGEMENT
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PORTFOLIO MANAGERS

The Constellation Clover Core Value Fund is managed by a committee led by Michael Jones and Matthew Kaufler. The Constellation Clover Small Cap Value Fund is managed by a committee led by Michael Jones and Lawrence Creatura. The Constellation Clover Large Cap Value Fund is managed by a committee led by Paul Spindler and Stephen Sheflin. The Constellation Clover Core Fixed Income Fund is managed by a committee led by John Garnish and Joseph Cerqua. The Constellation Clover Income Plus Fund is managed by a committee led by Michael Jones, Paul Spindler and Lawrence Creatura. The Constellation Chartwell Ultra Short Duration Fixed Income Fund and Constellation Chartwell Short Duration Fixed Income Fund are managed by the team of Roger Early, Christine Williams and Craig Dembeck. The Constellation Chartwell High Yield Fund is managed by a committee comprised of Paul Matlack, John McCarthy and Andrew Toburen. The Constellation HLAM Large Cap Quality Growth Fund is managed by Ted B. Bates, Jr. and Don A. Keeney. The Constellation HLAM Large Cap Value Fund is managed by Andrew W. Means, Donald L. Ashfal, M. Colin Hudson. The Constellation Pitcairn Diversified Value Fund is managed by Catherine Rooney and David Larrabee. The Constellation Pitcairn Select Value Fund is managed by Catherine Rooney. The Constellation Pitcairn Diversified Growth Fund is managed by Eric Feder. The Constellation Sands Capital Select Growth Fund is managed by David
E. Levanson, Frank Sands, Jr. and Frank Sands, Sr. The Constellation Pitcairn Small Cap Fund is managed by Christopher Driver. The Constellation Pitcairn Family Heritage(R) Fund is managed by Eric Feder and David Larrabee. The Constellation Pitcairn Taxable Bond and Pitcairn Tax-Exempt Bond Funds are managed by John Raebiger, Jr. The Constellation TIP Small Cap Value Opportunities Fund is managed by Thomas DiBella and Kenneth Gainey. The Constellation TIP Financial Services Fund is managed by Chris Perry. The Constellation TIP Healthcare & Biotechnology Fund is managed by Frank Sustersic and Heather McMeekin. The Constellation International Equity Fund is managed by Alister M. Hibbert, Michael C. McDonagh, Peter Sanborn and Martina Oechsle Vasconcelles for Oechsle, D. Kirk Henry for TBCAM, and Paul Erlichman for Brandywine. A committee of CIMCO employees manages the Constellation Strategic Value and High Income Fund. The background of each portfolio manager is set forth below.

CLOVER CAPITAL MANAGEMENT, INC.

Joseph P. Cerqua, CFA, Portfolio Manager and Fixed Income Analyst, joined Clover Capital in 1995. Mr. Cerqua is comanager of the Constellation Clover Core Fixed Income Fund. He has 9 years of investment experience.

Lawrence R. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments. Mr. Creatura is comanager of the Constellation Clover Small Cap Value Fund. He has 10 years of investment experience.

John F. Garnish, CFA, Portfolio Manager, joined Clover Capital in 2004. Prior to 2004, he was fixed income portfolio manager of the pension and insurance assets at Dow Chemical, and portfolio manager of separately managed accounts at First Boston. He has 18 years of investment experience.

Michael E. Jones, CFA, co-founded Clover Capital in 1984, and is Clover Capital's Managing Director. Mr. Jones is comanager of the Constellation Clover Core Value, and Constellation Clover Small Cap Value Funds. He has 25 years of investment experience.

Matthew P. Kaufler, CFA, Senior Vice President and Portfolio Manager, joined Clover Capital in 1991. Mr. Kaufler is comanager of the Constellation Clover Core Value Fund. He has 19 years of investment experience.

Stephen R. Sheflin, Portfolio Manager joined Clover Capital in 1995.
Mr. Sheflin is comanager of the Constellation Clover Large Cap Value Fund. He has 13 years of investment experience.

Paul W. Spindler, CFA, joined Clover Capital in 1998 and is a Vice President of Investments. Mr. Spindler is comanager of the Constellation Clover Large Cap Value Fund. He has over 16 years of investment experience.

CHARTWELL INVESTMENT PARTNERS

Craig Dembeck, CFA, Senior Security Analyst, joined Chartwell in September, 2003. Mr. Dembeck is comanager of the Constellation Chartwell Ultra Short Duration Fixed Income and Constellation Chartwell Short Duration Fixed Income Funds. Previously he was a Portfolio Manager/Senior Fixed Income Analyst with Turner Investment Partners, Inc., from May 2003 to September 2003. Mr. Dembeck also held the positions of Senior Fixed Income Analyst for Stein, Roe and Farnham from January 2001 to May 2003, Assistant Vice President/Fixed Income Analyst at Delaware Investments from

                                                               Prospectus    93

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INVESTMENTS AND PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

April 1999 to January 2001, and was a Financial Analyst at Federal Reserve Bank of Boston from March 1997 to April 1999. He has 10 years of investment experience.

Roger A. Early, CFA, CPA, CFP, Chief Investment Officer-Fixed Income, joined Chartwell in September 2003. Mr. Early is the lead manager on the Constellation Chartwell Ultra Short Duration Fixed Income and Constellation Chartwell Short Duration Fixed Income Funds, co-manager of the Constellation Chartwell High Yield Fund and is a member of the committee that manages the Constellation Strategic Value and High Income Fund. From February 2002 to September 2003, he was Chief Investment Officer-Fixed Income at TIP. Prior to joining TIP, he was Vice President/Senior Portfolio Manager-Equities and Fixed Income of Rittenhouse Financial (June 2001 to February 2002), and Senior Vice President and Director of Investment Grade Fixed Income, Delaware Investment Advisors (July 1994 to June 2001). He has 21 years of investment experience.

Paul A. Matlack, CFA, Senior Portfolio Manager, joined Chartwell in September 2003. Mr. Matlack is the lead manager of the Constellation Chartwell High Yield Fund, comanager of the Constellation Chartwell Ultra Short Duration Fixed Income and Constellation Chartwell Short Duration Fixed Income Funds, and is a member of the committee that manages the Constellation Strategic Value and High Income Fund. From September 2000 through September 2003, he was Senior Portfolio Manager at TIP. Prior to joining TIP, he was Vice President, Senior Portfolio Manager, and co-head of the High Yield Group with Delaware Investment Advisors (September 1989 to September 2000). He has 17 years of investment experience.

John McCarthy, CFA, joined Chartwell in September 2003. Mr. McCarthy is the comanager of the Constellation Chartwell High Yield Fund. Previously, he was a Portfolio Manager at TIP. Prior to joining TIP, he was a Senior High Yield Analyst, and more recently, a Senior Municipal Bond Trader for Delaware Investments. He has 16 years of investment experience.

Andrew S. Toburen, CFA, Principal, Senior Portfolio Manager, joined Chartwell in June 1999. Previously, he was Assistant Vice President High Yield at Nomura Corporate Research and Asset Management (May 1994 to August 1997). He has 10 years of investment experience.

Christine Williams, Partner, Senior Portfolio Manager, joined Chartwell in September 1997. Prior to September 1997, she was Assistant Vice President, Fixed Income at Meridian Investment Company. She has 14 years of investment experience.

HILLIARD-LYONS ASSET MANAGEMENT
Donald L. Ashfal, CFA, Director, Co-Manager - Large Cap Value joined Hilliard Lyons Asset Management in 1996. He previously spent 21 years with PNC Bank, serving as Chief Investment Officer from 1992 to 1996. He has 29 years investment experience.

Ted B. Bates, Jr., Vice President, Lead Manager - Large Cap Quality Growth, joined Hilliard Lyons in 1998. Prior to joining Hilliard Lyons, he was a Vice President with Morgan Stanley & Co. He has 19 years of investment experience.

M. Colin Hudson, CFA, Director of Equity Research, Co-Manager - Large Cap Value joined Hilliard Lyons Asset Management in 1999. He was previously with Wellington Asset Management. He has 7 years investment experience.

Don A. Keeney, CFA Co-Manager - Large Cap Quality Growth, joined Hilliard Lyons in 2004. He was previously with Mastrapasqua & Associates where he was an Equity Analyst. He has over 9 years of investment experience.

Andrew W. Means, CFA, Chief Investment officer and Lead Manager - Large Cap Value joined Hilliard Lyons Asset Management in 1981. He previously spent 5 years with PNC Bank where he was a Portfolio Manager. He has 23 years investment experience.

PITCAIRN INVESTMENT MANAGEMENT
Christopher B. Driver, CFA, Vice President of Pitcairn and PTC, joined PTC in December 2000. Prior to joining PTC, he was a portfolio manager at PNC Advisors from 1999 to 2000, and was an analyst at Delaware Management Company from 1997 to 1999. He has 14 years of investment experience.

94    Prospectus
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INVESTMENTS AND PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Eric M. Feder, Vice President of Pitcairn and of PTC, joined PTC in 1994. Prior to joining PTC, he was a financial analyst intern at SEI, Inc., Centocor, Inc. and Johnson & Johnson-Merck. He has over 10 years of investment experience.

David T. Larrabee, CFA, Vice President of Pitcairn and PTC, joined PTC in 1997. Prior to joining PTC, he was an Equity Analyst, General Accident Insurance from 1993 to 1997. He has 11 years of investment experience.

John R. Raebiger, Jr., Vice President, Fixed Income, joined Pitcairn and PTC in 2002. Previously, he was Fixed Income Portfolio Manager and Head of Trading for Davidson Capital Management from 1998 to 2002. He has 9 years of investment experience.

Catherine E. Rooney, CFA, Vice President of Pitcairn and PTC, joined PTC in 1994. Previously, she was Vice President and Director of Research at Merus Capital Management She has over 23 years of investment experience.

SANDS CAPITAL MANAGEMENT, INC.
David E. Levanson, CFA, Research Analyst and Portfolio Manager, rejoined Sands Capital in June 2002. Previously he was a Research Analyst with MFS Investment Management from 1999 to 2003, and a Research Analyst with State Street Research & Management from 1996 to 1999. He previously had been a Research Analyst with Sands Capital from 1992 to 1994. He worked at Folger Nolan Fleming Douglas from 1990 to 1992. He has 14 years of investment experience.

Frank M. Sands, Jr., CFA, President, Director of Research joined Sands Capital Management in June 2000. Previously, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from 1994 to 2000. He has 10 years of investment experience.

Frank M. Sands, Sr., CFA, Chairman, co-founded Sands Capital Management, in 1992. He has 31 years of investment experience.

TURNER INVESTMENT PARTNERS, INC.
Thomas J. DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management, LLC. Mr. DiBella is comanager of the Constellation TIP Small Cap Value Opportunities Fund, and a member of the committee that manages the Constellation TIP Strategic Value and High Income Fund. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. He has 21 years of investment experience.

Kenneth W. Gainey, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management LLC. Mr. Gainey is comanager of the Constellation TIP Small Cap Value Opportunities Fund, and a member of the committee that manages the Constellation Strategic Value and High Income Fund. From July 1999 until March 2002, Mr. Gainey held various financial and portfolio management positions with Aeltus Investment Management and Aetna International, Inc./ Aetna Financial Services. He has 13 years of investment experience.

Heather F. McMeekin, Security Analyst, joined TIP in March 2001. From February 1998 until February 2001 she was an Associate Equity Research Analyst with UBS Warburg LLC. Previously, Ms. McMeekin was a Sales & Investment Associate with Donaldson, Luftkin & Jenrette from 1995 to 1998. She has 9 years of investment experience.

Christopher J. Perry, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 1998. Mr. Perry is the lead manager of the Constellation TIP Financial Services Fund. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 13 years of investment experience.

Frank L. Sustersic, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 1994. Mr. Sustersic is the lead manager of the Constellation TIP Healthcare & Biotechnology Fund. Prior to 1994, he was an Investment Officer and Fund Manager with First Fidelity Bank Corporation. He has 15 years of investment experience.

                                                               Prospectus    95

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INVESTMENTS AND PORTFOLIO MANAGEMENT
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OECHSLE INTERNATIONAL ADVISORS, LLC

Alister M. Hibbert, Portfolio Manager/Research Analyst, joined Oeschle in 2004. Previously, he was a Senior European Portfolio Manager at Invesco Perpetual Asset Management. He has 10 years investment experience.

Michael C. McDonagh, Portfolio Manager/Research Analyst, joined Oeschle in 2003. Previously, he was a Senior Portfolio Manager at Invesco Asset Management. He has 32 years investment experience.

Peter Sanborn, CFA, Principal and a Portfolio Manager/Research Analyst, joined Oeschle in 1993. Previously, he was a Senior Security Analyst for Jardine Fleming Securities in Tokyo, Japan. He has 18 years investment experience.

Martina Oeschsle Vasconcelles, Principal and Portfolio Manager/Research Analyst, joined Oechsle in 1990. Previously she was a Financial Analyst for Coldwell Banker Commercial Real Estate Services. She has 16 years investment experience.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

D. Kirk Henry, CFA, Senior Vice President and Co-Director of International Equities, joined TBCAM in 1994. Previously, he was an Executive Vice President with Cseh International and Associates from 1990 to July 1994. He has 14 years of investment experience.

BRANDYWINE ASSET MANAGEMENT, LLC

Paul D. Erlichman, Managing Director of Brandywine, joined Brandywine in 1998. Prior to joining Brandywine, he was an Assistant Vice President and portfolio manager for Provident Capital Management, Inc. from 1984 to 1988. He has 20 years of investment experience.

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

NO SALES CHARGES

o There are no sales charges when you purchase either Class I or Class II Shares of the Funds.

HOW TO BUY SHARES

o  By phone, mail, wire or online at www.constellationfundsgroup.com;

o  Through the Systematic Investment Plan; and

o  Through exchanges from another Constellation Fund.

MINIMUM INITIAL INVESTMENTS

o Except as noted below, the minimum initial investment in Class I or Class II Shares of any Fund is $2,500;

   --The minimum initial investment for the Systematic Investment Plan in Class II Shares of any Fund is $100; and

   --The minimum initial investment for Individual Retirement Accounts in Class II Shares of any Fund is $2,000.

o The minimum initial investment in Class I Shares of the Constellation Sands Capital Select Growth Fund is $250,000.

   --In the case of an omnibus account, this minimum initial investment requirement may be met by aggregating the total initial investment of the investors in the omnibus account.

We reserve the right to waive the minimum initial investment requirement.

MINIMUM SUBSEQUENT INVESTMENTS

o  $50 by phone, mail, wire or online; and

o  $25 through the Systematic Investment Plan.

96    Prospectus
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PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS
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SYSTEMATIC INVESTING

o Our Systematic Investment Plan allows you to purchase shares automatically through regular deductions from your bank checking or savings account in order to reach the $2,500 minimum investment. Please contact us for information regarding participating banks.

o You will need a minimum investment of $100 to open your account and scheduled investments of at least $25.

o If you stop your scheduled investments before reaching the $2,500 minimum investment, we reserve the right to close your account. We will provide 60 days written notice to give you time to add to your account, and avoid the sale of your shares.

SYSTEMATIC WITHDRAWAL PLAN

o If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan, you may arrange for monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, through electronic transfer to your account.

MINIMUM ACCOUNT SIZE

o In general, you must maintain a minimum account balance of $1,000. If your account drops below $1,000 due to redemptions, you may be required to sell your shares.

o You will receive at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.


                                                               Prospectus    97

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PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS
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WHEN CAN YOU PURCHASE, SELL OR EXCHANGE SHARES?

o You may purchase, sell or exchange shares on any day that the New York Stock Exchange (NYSE) is open for business. We define this as a "Business Day."

o You may purchase, sell or exchange shares by phone on any Business Day between 9:00 A.M. and 4:00 P.M. (Eastern Time)

o In order to receive the current Business Day's net asset value (NAV) all purchases, exchanges and redemption orders must be received by the Funds' Transfer Agent ("Transfer Agent") or other authorized agent by 4:00 P.M. (Eastern time). Trades received after that time will be executed at the following Business Day's closing price.

HOW FUND PRICES ARE CALCULATED

o The price per share (also referred to as the offering price) will be the NAV determined after the Transfer Agent receives your purchase order.

o The Funds' NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the NYSE (usually 4:00 P.M. Eastern time). Shares are not priced on days in which the NYSE is closed for trading.

o In calculating the NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser, the applicable Sub-Adviser, or their respective agents believe that they are unreliable, Fund management may determine fair value prices in good faith using methods approved by the Board of Trustees.

o If a Fund uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities. While the use of fair value pricing is intended to result in an NAV calculation that fairly reflects security values as of the time of pricing, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

   --With respect to Funds that invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Funds would use fair value pricing - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

   --When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services, and these values may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining securities of 60 days or less, the Funds use the security's amortized cost. Amortized costs and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

   --The Funds may consider a variety of factors when determining the fair value of an illiquid security. Such considerations may include, but are not limited to, fundamental analytical data relating to the security; the nature and duration of any restriction on the disposition of the security; special reports prepared by analysts; information as to any transactions or offers with respect to the security; the price and extent of public trading in similar securities of the issuer or compatible companies and other relevant matters, information as to any transactions or offers with respect to the security, other news events, or any other relevant information.

   --With respect to the Constellation International Equity Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges.

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition

98    Prospectus
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PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS
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of taxable gains and losses on the sale of Fund investments, requiring the
Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds do not accommodate frequent trading by shareholders. The Funds and/ or their service providers will take steps to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers will consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

o Shareholders are restricted from making more than four "round trips" into or out of a Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a redemption (exchange) out of a Fund followed by a purchase (exchange) back into the Fund.

o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers will apply these policies to the best of their abilities in a manner they believe is consistent with the interests of the Funds' long-term shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

REDEMPTION FEES

Sales or exchanges out of the Funds are not currently subject to a redemption fee, but may be subject to a 2% redemption fee in the future. The Funds will provide notice to shareholders before they implement the redemption fee.

Any redemption fee will not be assessed against persons who hold their shares through a single qualified retirement plan or other omnibus account arrangement where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. We reserve the right nonetheless to impose the fee on these accounts when a pattern of trading in an account emerges that is harmful to the Fund. In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange. Dividends and capital gains are not subject to the redemption fee.

EXCHANGING SHARES

o You may exchange Class I Shares of a Fund for Class I Shares of another Fund, and you may also exchange Class II Shares of a Fund for Class II Shares of another Fund, subject to any applicable limitations resulting from the closing of Funds to new investors.

o When you exchange shares, you are selling your shares and buying other Fund shares. Your sale price and purchase price will be based on the NAV next calculated after the Transfer Agent receives your exchange request.

o As discussed above under "Market Timing Policies and Procedures," we limit the number of exchanges to four "round trips" during any calendar year. A round trip is a redemption (exchange) out of a Fund followed by a purchase (exchange) back into the Fund. If a shareholder exceeds 4 exchanges per calendar year, or if the Funds determine, in their sole discretion, that a shareholder's exchange activity is short-term in nature or otherwise not in the best interest of the Funds, the Funds may bar the shareholder from making further exchanges or purchases.

o We may change or cancel our exchange policy at any time upon 60 days' notice.

                                                               Prospectus    99
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PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS
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o  Currently, Class II Shares of any Fund may be exchanged or converted for
   Class I Shares of the Constellation Sands Capital Select Growth Fund, so long as the minimum investment requirement for such Fund is met.

PURCHASES, SALES AND EXCHANGES THROUGH FINANCIAL INSTITUTIONS

You may also purchase, sell or exchange shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may differ from the procedures for investing directly in the Funds. For example, in order for your transaction to be processed on the day that the order is placed, your financial institution may require you to place your order at an earlier time in the day than would be required if you were placing the order directly with the Funds. This allows the financial institution time to process your request and transmit it to us.

Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

LIMITATIONS ON PURCHASES, SALES AND EXCHANGES

o The Funds will only accept purchase or exchange requests that are in good order ("Good Order"). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's name, street address, tax identification number, and other identification required by law or regulation. You may be required to provide photo identification such as a driver's license or passport, and a representative of the Funds may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify your identity, The Funds reserve the right to not open or close your account or take such other steps as we deem reasonable. We can accept purchases only in U.S. dollars drawn on U.S. banks. We cannot accept cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks). The Funds may reject or cancel any purchase orders, including exchanges, for any reason.

o The Funds will normally send your sale proceeds within three Business Days after they receive your redemption request, but it may take up to seven days. If you recently purchased your shares by check or through the Automated Clearing House (ACH), redemption proceeds may not be available, or exchange requests may not be permitted, until your investment has cleared (which for checks may take up to 15 days from the date of purchase).

o The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' Statement of Additional Information
   (SAI).

100    Prospectus

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS
--------------------------------------------------------------------------------

HOW TO OPEN AN ACCOUNT

BY TELEPHONE

Call 1-866-242-5742 (Option 3) between 9:00 A.M. and 4:00 P.M. (Eastern time). You must authorize each type of transaction on your account application that accompanies this Prospectus. If you call, the Fund's representative may request personal identification and record the call.

If you already have an account and you have authorized telephone transactions, you may open an account in another Constellation Fund. The registration on the accounts must be identical.

BY INTERNET

You can only open an account online if you already have an existing Constellation Funds account. The registration on the account must be identical. The Funds' website is www.constellationfundsgroup.com.

BY MAIL

Send the completed application that accompanies this Prospectus and a check payable to the Constellation Funds to:

     BY REGULAR MAIL                   BY EXPRESS OR OVERNIGHT MAIL
     Constellation Funds               Constellation Funds
     P.O. Box 219520                   c/o DST Systems Inc.
     Kansas City, MO 64105-9520        330 W. 9th Street
                                       Kansas City, MO 64105

Checks must be in U.S. dollars and drawn on U.S. banks. The Funds do not accept third party checks, credit card checks, checks issued by internet banks, money orders, traveler's checks or cash.

BY WIRE

Please contact a Constellation Funds' representative at 1-866-242-5742 (Option
3) to let us know that you intend to make your initial investment by wire. You will be given a fax number to which you should send your completed account application. You will receive a telephone call from our representatives with your new account number. Wire funds to:

     United Missouri Bank of Kansas NA
     ABA #101000695
     Account # 9870964856
     Further Credit: [Name of Fund], shareholder name and Constellation Funds account number

AUTOMATIC TRANSACTIONS

You can open an account through our Systematic Investment Plan ($100 minimum). You must elect this option on your account application. Please call a Constellation Funds representative at 1-866-242-5742 for assistance.

                                                              Prospectus    101

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PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS
--------------------------------------------------------------------------------

HOW TO ADD TO AN ACCOUNT

BY TELEPHONE

Current shareholders may purchase shares by telephone if they have previously requested this privilege on the account application. Call 1-866-242-5742 and provide your account number to the Constellation Funds representative. You must then instruct your bank to wire the money. Please see the wire instructions below.

BY INTERNET

You can make additional investment by going to our website at www.constellationfundsgroup.com. Use your existing account number and tax ID number to create a personal identification number (PIN). These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.

BY MAIL

Please send your check payable to the Constellation Funds along with a signed letter stating the name of the fund and your account number.

BY WIRE

Please contact a Constellation Funds' representative at 1-866-242-5742 to let us know that you intend to send money by wire. Wire funds to:

     United Missouri Bank of Kansas NA
     ABA #101000695
     Account # 9870964856
     Further credit: [include Name of fund, shareholder name and your Constellation Funds account number]

AUTOMATIC TRANSACTIONS

Regularly scheduled investments ($25 minimum) can be deducted automatically from your bank checking or savings account. You can arrange monthly, quarterly, semi-annual or annual automatic investments.

102    Prospectus

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PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS
--------------------------------------------------------------------------------

HOW TO SELL SHARES

BY TELEPHONE

You may sell shares by calling 1-866-242-5742 provided that you have previously requested this privilege on your account application. The Funds will send money only to the address of record via check, ACH or by wire. Your bank may charge you a wire fee. The sale price of each share will be the next NAV determined after we receive your request.

BY INTERNET

Existing shareholders can sell shares via our website at www.constellationfundsgroup.com. The sale price of each share will be the next NAV determined after we receive your request. Redemptions will be funded via check, ACH or wire to the instructions of record. Your bank may charge a wire fee.

BY MAIL

Please send us a letter with your name, Fund name, account number and the amount of your request. All letters must be signed by the owners of the account. The sale price of each share will be the next NAV determined after we receive your request. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was opened.

BY WIRE

Proceeds from the sale of shares from your account may be wired to your bank account. Your bank may charge you a fee for this service. Please follow the instructions for "How to Sell Shares" by telephone above.

AUTOMATIC TRANSACTIONS

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under this Plan, you can arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds will be mailed to you by check or electronically transferred to your bank checking or savings account.

                                                              Prospectus    103

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PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS
--------------------------------------------------------------------------------

HOW TO EXCHANGE SHARES

BY TELEPHONE

You may exchange shares on any Business Day by calling the Funds at 1-866-242-5742, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check of through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY MAIL

You may exchange shares on any Business Day by writing to the Funds, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY WIRE

Not applicable

AUTOMATIC TRANSACTIONS

Not applicable

OTHER POLICIES

FOREIGN INVESTORS

The Funds do not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds' Investor Services Team, at 1-866-242-5742, for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, social security number, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if you do not provide the required identifying information.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Funds shall have no obligation with respect to the terms of any such document.

The Funds or their agent will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If a Fund is unable to obtain this information within a time period established in its sole discretion, which may change from time to time, it will reject your application or close your account at the then-current day's NAV (less any applicable sales charges) and remit proceeds to you via check.

Upon the Transfer Agent's receipt of your application in good order, your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in good order.

However, the Funds reserve the right to close your account at the then-current day's net asset value (less any applicable sales charges) and remit proceeds to you via check if they are unable to verify your identity. The Transfer Agent or other representatives of the Funds will attempt to verify your identity within a timeframe established in their sole discretion (e.g., 96 hours), which may change from time to time. The Funds further reserve the right to hold your proceeds until your check for the purchase of Fund shares clears the bank, which may take up to 15 days from the date of purchase. Because your purchase price may be different from the price upon redemption, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

104    Prospectus

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PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. The Funds will take these actions when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority or by applicable law.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio security holdings is available in the SAI.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, the securities that you receive would be subject to market risk until they were sold.

TELEPHONE/ONLINE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via our website (www.constellationfundsgroup.com) is extremely convenient, but not without risk. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. So long as we follow these safeguards and procedures, we generally will not be responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transact business with us over the telephone or via our website, you will generally bear the risk of any loss.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including:

o  Written requests for redemptions in excess of $50,000;

o All written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and

o Redemption requests that provide that the proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature from a notary public is not sufficient.

                                                              Prospectus    105

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

Constellation Investment Distribution Company, Inc. (the "Distributor"), a registered broker-dealer that is owned and operated by Constellation Investment Management Company, LP, serves as Distributor of the Funds.

The Constellation HLAM Large Cap Quality Growth, Constellation HLAM Large Cap Value, Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage, Constellation Pitcairn Taxable Bond, Constellation Pitcairn Tax-Exempt Bond, Constellation Sands Capital Select Growth, Constellation TIP Small Cap Value Opportunities, Constellation TIP Healthcare & Biotechnology, Constellation International Equity and Constellation Strategic Value and High Income Funds have adopted a Distribution and Shareholder Service Plan for their Class II Shares (the "Class II Plan") that allows the Funds to pay distribution and/or service fees to the Distributor and other firms that provide distribution and/or shareholder services ("Service Providers"). If a Service Provider provides distribution services, the Funds may pay distribution fees to the Distributor at an annual rate not to exceed 0.75% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. Currently, no Funds are authorized to pay distribution fees under the Class II Plan. If a Service Provider provides shareholder services, the Funds may pay service fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor will, in turn, pay the Service Provider for the services it provides. Each of the Funds is authorized to pay shareholder service fees under the Class II Plan. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

CIMCO provides additional cash payments and/or non-cash compensation out of its own resources and not out of Fund assets to some (but not necessarily all) financial intermediaries who sell shares of the Fund to their clients or otherwise assist in the marketing of Fund shares and/or the provision of services to shareholders. These payments include fees payable to mutual fund "platforms," such as those maintained by Charles Schwab & Co., Inc., as well as those paid to retirement plan administrators and service providers and other parties who provide valuable services to clients and their representatives, including referral services and similar programs. These arrangements are sometimes referred to as "revenue sharing" arrangements, and are supplemental to any shareholder services paid for out of or through the Funds' shareholder service plan. In addition, from time to time, CIMCO and/or its affiliate, the Distributor, may pay non-cash compensation to brokers and other financial intermediaries in the form of sponsorship support of regional or national events, as well as occasional gifts, meals, event tickets or other entertainment. Investors may obtain additional information about these arrangements, including the potential conflicts of interests that such arrangements may present or create, from their intermediaries.

DIVIDENDS AND DISTRIBUTIONS

Constellation Clover Core Value, Constellation Clover Small Cap Value, The Constellation Clover Large Cap Value, Constellation HLAM Large Cap Quality Growth, Constellation HLAM Large Cap Value, Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Sands Capital Select Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage(R), and Constellation Strategic Value and High Income Funds distribute their income, if any, quarterly as a dividend to shareholders. The Constellation Clover Core Fixed Income, Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income, Constellation Chartwell High Yield, Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds declare their investment income daily and distribute it monthly as a dividend to shareholders. The Constellation TIP Small Cap Value Opportunities, Constellation TIP Financial Services, Constellation TIP Healthcare & Biotechnology, and Constellation International Equity Funds distribute their income annually as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

106    Prospectus

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

The Constellation Clover Core Fixed Income, Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income, Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds each expect to distribute primarily ordinary income distributions.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds that invest in foreign securities. In addition, the Funds may be able to pass along a tax credit for foreign income taxes they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

More information about taxes is in the Funds' SAI.


                                                              Prospectus    107

--------------------------------------------------------------------------------
CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables that follow present performance information about Class I and Class II shares of the Funds, including while they were part of the Turner, Pitcairn and Hilliard-Lyons Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund for the period ended September 30, 2004 were audited by KPMG LLP, independent registered public accounting firm. The financial highlights for each Fund for periods ending prior to September 30, 2004 were audited by other independent registered public accounting firms. The report of the independent registered public accounting firm, along with each Fund's financial statements and related notes, appears in the 2004 Annual Report for the Funds. You can obtain the annual report, which contains more performance information, at no charge by calling 1-866-242-5742. The Annual Report has been incorporated by reference into our SAI.

CONSTELLATION CLOVER CORE VALUE FUND -- CLASS I SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30:                              2004        2003(2)           2002        2001(3)           2000
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $14.18         $11.71         $14.85         $14.23         $15.92
Income From Investment Operations
 Net investment income                                           0.06           0.05           0.08           0.05           0.05
 Realized and unrealized gains (losses) on
  investments                                                    2.84           2.47         (0.61)           0.59           1.79
 Total From Investment Operations                                2.90           2.52         (0.53)           0.64           1.84
Less Dividends and Distributions
 Dividends from net investment income                          (0.06)         (0.05)         (0.08)         (0.02)         (0.07)
 Distributions from capital gains                              (0.51)             --         (2.53)             --         (3.46)
 Total Dividends and Distributions                             (0.57)         (0.05)         (2.61)         (0.02)         (3.53)
 Net Asset Value, End of Period                                $16.51         $14.18         $11.71         $14.85         $14.23
Total Return                                                   20.75%         21.61%        (6.37)%          4.50%         13.67%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                              $59,714        $46,673        $43,571        $41,715        $45,657
 Ratio of Net Expenses to Average Net Assets+                   1.08%          1.13%          1.10%          1.10%          1.10%
 Ratio of Total Expenses to Average Net Assets                  1.08%          1.13%          1.13%          1.16%          1.11%
 Ratio of Net Investment Income to
   Average Net Assets+                                          0.39%          0.43%          0.56%          0.30%          0.34%
 Portfolio Turnover Rate++                                        55%            67%           103%           128%            90%

+   Inclusive of directed brokerage arrangements, waivers and reimbursements.

++  Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) Effective April 15, 2003, the Board of Trustees of Turner Funds approved a resolution to change the name of the Turner Midcap Value Fund to the Turner Core Value Fund and to change its principal investment strategy to a "core" approach.

(3)On April 30, 2001, shareholders of the Clover Equity Value Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Midcap Value Fund effective May 1, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.

108    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION CLOVER SMALL CAP VALUE FUND -- CLASS I SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30:                      2004              2003             2002           2001(2)             2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $19.23            $15.20           $16.69            $16.36           $13.71
Income From Investment Operations
 Net investment income (loss)                          (0.01)              0.01             0.06              0.10           (0.02)
 Realized and unrealized gains (losses) on
   investments                                           4.57              4.04           (1.50)              1.67             3.91
 Total From Investment Operations                        4.56              4.05           (1.44)              1.77             3.89
Less Dividends and Distributions
 Dividends from net investment income                   (0.03)           (0.02)(3)         (0.05)            (0.05)              --
 Distributions from capital gains                          --                --               --            (1.39)           (1.24)
 Total Dividends and Distributions                     (0.03)            (0.02)(3)        (0.05)            (1.44)           (1.24)
 Net Asset Value, End of Period                        $23.76            $19.23           $15.20            $16.69           $16.36
Total Return                                           23.72%            26.66%          (8.69)%            12.15%           29.59%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                     $540,278          $394,946         $464,576          $178,164          $36,254
 Ratio of Net Expenses to Average Net
  Assets+                                               1.22%             1.27%            1.26%             1.28%            1.40%
 Ratio of Total Expenses to Average Net
  Assets                                                1.22%             1.27%            1.26%             1.28%            1.47%
 Ratio of Net Investment Income (Loss) to
   Average Net Assets+                                (0.09)%             0.08%            0.31%             0.37%          (0.11)%
 Portfolio Turnover Rate++                                61%               52%              38%              120%              86%

+   Inclusive of directed brokerage arrangements, waivers and reimbursements.

++  Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) On April 30, 2001, shareholders of the Clover Small Cap Value Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Small Cap Value Fund effective May 1, 2001.

(3) Includes return of capital of $0.004.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                              Prospectus    109

--------------------------------------------------------------------------------
CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION CLOVER LARGE CAP VALUE FUND -- CLASS I SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30:                      2004              2003             2002           2001(2)             2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $9.56             $7.86            $9.89            $12.44           $11.43
Income From Investment Operations
 Net investment income                                   0.08              0.08             0.10              0.11             0.08
 Realized and unrealized gains (losses) on
   investments                                           1.27              1.70           (2.03)            (1.93)             2.06
 Total From Investment Operations                        1.35              1.78           (1.93)            (1.82)             2.14
Less Dividends and Distributions
 Dividends from net investment income                  (0.08)            (0.08)           (0.10)            (0.11)           (0.09)
 Distributions from capital gains                          --                --               --            (0.62)           (1.04)
 Total Dividends and Distributions                     (0.08)            (0.08)           (0.10)            (0.73)           (1.13)
 Net Asset Value, End of Period                        $10.83             $9.56            $7.86             $9.89           $12.44
Total Return                                           14.07%            22.72%         (19.66)%          (15.47)%           19.84%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                       $6,251            $4,792           $4,255            $5,152           $5,163
 Ratio of Net Expenses to Average Net
  Assets+                                               1.25%             1.15%            0.95%             0.95%            0.95%
 Ratio of Total Expenses to Average Net
  Assets                                                1.52%             1.70%            1.54%             3.56%            3.98%
 Ratio of Net Investment Income to
   Average Net Assets+                                  0.72%             0.89%            1.06%             1.00%            0.75%
 Portfolio Turnover Rate++                                78%               59%              70%              121%             154%

+   Inclusive of directed brokerage arrangements, waivers and reimbursements.

++  Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) On April 30, 2001, shareholders of the Clover Max Cap Value Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Large Cap Value Fund effective May 1, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.


110    Prospectus

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION CLOVER CORE FIXED INCOME FUND -- CLASS I SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30:                          2004            2003            2002         2001(2)            2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.40          $10.55          $10.20           $9.62           $9.50
Income From Investment Operations
 Net investment income                                       0.43            0.45            0.52            0.54            0.54
 Realized and unrealized gains (losses) on
   investments                                             (0.13)          (0.10)            0.35            0.58            0.12
 Total From Investment Operations                            0.30            0.35            0.87            1.12            0.66
Less Dividends and Distributions
 Dividends from net investment income                      (0.43)          (0.47)          (0.52)          (0.54)          (0.54)
 Distributions from capital gains                              --          (0.03)              --              --              --
 Total Dividends and Distributions                         (0.43)          (0.50)          (0.52)          (0.54)          (0.54)
 Net Asset Value, End of Period                            $10.27          $10.40          $10.55          $10.20           $9.62
Total Return(+)                                             2.97%           3.37%           8.85%          11.99%           7.21%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                          $32,334         $43,391         $42,924         $34,074         $31,486
 Ratio of Net Expenses to Average Net Assets(+)             0.80%           0.78%           0.75%           0.75%           0.75%
 Ratio of Total Expenses to Average Net Assets              0.85%           0.87%           0.87%           1.01%           1.02%
 Ratio of Net Investment Income to
   Average Net Assets(+)                                    3.94%           4.25%           5.03%           5.50%           5.72%
 Portfolio Turnover Rate                                      45%             46%             49%             34%             42%


(+) Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) On April 30, 2001, shareholders of the Clover Fixed Income Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc. with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Core Fixed Income Fund, effective May 1, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    111

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND -- CLASS I SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30:                          2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.17          $10.23          $10.22          $10.05          $10.05
Income From Investment Operations
 Net investment income                                       0.21            0.08(2)         0.25            0.54            0.61
 Realized and unrealized gains (losses) on
   investments                                             (0.05)            0.06            0.05            0.15            0.01
 Total From Investment Operations                            0.16            0.14            0.30            0.69            0.62
Less Dividends and Distributions
 Dividends from net investment income                      (0.21)          (0.19)          (0.29)          (0.52)          (0.62)
 Distributions from capital gains                              --          (0.01)              --              --              --
 Total Dividends and Distributions                         (0.21)          (0.20)          (0.29)          (0.52)          (0.62)
 Net Asset Value, End of Period                            $10.12          $10.17          $10.23          $10.22          $10.05
Total Return                                                1.63%           1.40%           2.95%           7.09%           6.34%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                         $391,934        $462,567        $470,021         $93,531         $30,365
 Ratio of Net Expenses to Average Net Assets(+)             0.46%           0.41%           0.36%           0.36%           0.36%
 Ratio of Total Expenses to Average Net Assets              0.58%           0.62%           0.60%           0.87%           1.25%
 Ratio of Net Investment Income to
   Average Net Assets(+)                                    2.08%           0.78%           2.27%           5.09%           6.15%
 Portfolio Turnover Rate                                      44%            222%             71%            119%            141%



(+) Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) Based on average shares outstanding

Amounts designated as "--" are either $0 or have been rounded to $0.








112    Prospectus

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND -- CLASS I SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30:                          2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.14          $10.24          $10.16           $9.82           $9.84
Income From Investment Operations
 Net investment income                                       0.28            0.17(2)         0.35            0.57            0.58
 Realized and unrealized gains (losses) on
   investments                                             (0.10)            0.05            0.12            0.32          (0.01)
 Total From Investment Operations                            0.18            0.22            0.47            0.89            0.57
Less Dividends and Distribution s
 Dividends from net investment income                      (0.28)          (0.25)          (0.39)          (0.55)          (0.59)
 Distributions from capital gains                              --          (0.07)              --              --              --
 Total Dividends and Distributions                         (0.28)          (0.32)          (0.39)          (0.55)          (0.59)
 Net Asset Value, End of Period                            $10.04          $10.14          $10.24          $10.16           $9.82
Total Return                                                1.84%           2.15%           4.69%           9.35%           6.00%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                         $172,213        $252,772        $264,010         $68,405         $42,092
 Ratio of Net Expenses to Average Net Assets(+)             0.46%           0.41%           0.36%           0.36%           0.36%
 Ratio of Total Expenses to Average Net Assets              0.60%           0.62%           0.60%           0.72%           0.74%
 Ratio of Net Investment Income to
   Average Net Assets(+)                                    2.49%           1.65%           3.27%           5.65%           5.94%
 Portfolio Turnover Rate                                      84%            200%            178%            104%            136%


(+) Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) Based on average shares outstanding.

Amounts designated as "--" are either $0 or have been rounded to $0.





                                                              Prospectus    113

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION CHARTWELL HIGH YIELD FUND -- CLASS I SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30:                          2004            2003         2002(2)            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $5.02           $4.45           $5.49           $8.10           $8.82
Income From Investment Operations
 Net investment income                                       0.35            0.37            0.64            0.78            0.79
 Realized and unrealized gains (losses) on
   investments                                               0.10            0.56          (1.04)          (2.61)          (0.72)
 Total From Investment Operations                            0.45            0.93          (0.40)          (1.83)            0.07
Less Dividends and Distributions
 Dividends from net investment income                      (0.35)          (0.36)          (0.64)          (0.78)          (0.79)
 Distributions from capital gains                              --              --              --              --              --
 Total Dividends and Distributions                         (0.35)          (0.36)          (0.64)          (0.78)          (0.79)
 Net Asset Value, End of Period                             $5.12           $5.02           $4.45           $5.49           $8.10
Total Return                                                9.34%          21.61%         (8.05)%        (23.66)%           0.56%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                          $10,171          $9,408          $9,432         $13,977         $32,560
 Ratio of Net Expenses to Average Net Assets(+)             0.86%           0.76%           0.68%           0.68%           0.68%
 Ratio of Total Expenses to Average Net Assets              1.14%           1.16%           1.47%           1.38%           1.04%
 Ratio of Net Investment Income to
   Average Net Assets(+)                                    6.98%           7.71%          12.78%          11.18%           8.94%
 Portfolio Turnover Rate                                     199%            241%            171%             86%             76%


(+) Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) The information set forth in this table for the periods prior to May 1, 2002, is the financial data of the Penn Capital Strategic High Yield Bond Fund. Effective May 1, 2002, Turner Investment Partners, Inc. became the Fund's adviser.

Amounts designated as "--" are either $0 or have been rounded to $0.








114    Prospectus

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION HLAM LARGE CAP QUALITY GROWTH FUND -- CLASS II SHARES


                                               2004(1)
FOR THE PERIODS ENDED DECEMBER 31:         (UNAUDITED)           2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $24.73         $24.02         $30.89         $33.89         $33.71         $33.49
Income From Investment Operations
 Net investment income (loss)                   (0.04)         (0.07)         (0.08)         (0.12)         (0.06)           0.11
 Realized and unrealized gains
  (losses) on investments                         0.53           4.58         (6.79)         (2.88)           0.24           0.98
 Total From Investment Operations                 0.49           4.51         (6.87)         (3.00)           0.18           1.09
Less Dividends and Distributions
 Dividends from net investment income               --             --             --             --             --         (0.09)
 Distributions from capital gains                   --         (3.80)             --             --             --         (0.78)
 Total Dividends and Distributions                  --         (3.80)             --             --             --         (0.87)
 Net Asset Value, End of Period                 $25.22         $24.73         $24.02         $30.89         $33.89         $33.71
Total Return                                     1.98%(+)      19.07%       (22.20)%        (8.85)%          0.53%          3.23%

Ratios/Supplemental Data
 Net Assets, End of Period (000)               $31,508        $35,806        $34,963        $51,402        $62,884        $87,293
 Ratio of Expenses to Average Net Assets         1.30%          1.30%          1.29%          1.25%          1.29%          1.29%
 Ratio of Total Expenses to
   Average Net Assets                            1.84%          1.82%          1.46%          1.44%          1.37%          1.32%
 Ratio of Net Investment Income (Loss)
   to Average Net Assets(++)                   (0.29)%        (0.27)%        (0.32)%        (0.36)%         (0.17%          0.30%
 Portfolio Turnover Rate                            6%            28%            19%            19%            34%            25%


(+) Return is for the period indicated and has not been annualized

(++) Inclusive of waivers and reimbursements.

(1) For the six month period ended June 30, 2004. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0





                                                              Prospectus    115

--------------------------------------------------------------------------------
CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION HLAM LARGE CAP VALUE FUND -- CLASS II SHARES


FOR THE PERIODS ENDED SEPTEMBER 30:                                   2004(1)
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00
Income From Investment Operations
 Net investment income                                                   0.01
 Realized and unrealized losses on investments                         (0.17)
 Total From Investment Operations                                      (0.16)
Less Dividends and Distributions
 Dividends from net investment income                                  (0.01)
 Distributions from capital gains                                          --
 Total Dividends and Distributions                                     (0.01)
 Net Asset Value, End of Period                                         $9.83
Total Return                                                          (1.58)%(+)

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                       $1,437
 Ratio of Net Expenses to Average Net Assets(++)                        1.20%
 Ratio of Total Expenses to Average Net Assets                          3.91%
 Ratio of Net Investment Income to Average Net Assets(++)               0.33%
 Portfolio Turnover Rate                                                   4%



(+) Returns are for the period indicated and have not been annualized.

(++) Inclusive of waivers and reimbursements.

(1) Commenced operations on April 30, 2004. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








116    Prospectus

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND -- CLASS II SHARES(1)


For the periods ended September 30 and October 31:                  2004(2)          2003         2002         2001       2000(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.26         $8.50        $9.19       $10.52        $10.00
Income From Investment Operations
 Net investment income                                                0.10          0.12         0.10         0.09          0.01(4)
 Realized and unrealized gains (losses) on investments                0.97          1.77       (0.69)       (1.33)          0.51(4)
 Total From Investment Operations                                     1.07          1.89       (0.59)       (1.24)          0.52
Less Dividends and Distributions
 Dividends from net investment income                               (0.11)        (0.13)       (0.10)       (0.09)           --
 Distributions from capital gains                                       --            --           --           --           --
 Total Dividends and Distributions                                  (0.11)        (0.13)       (0.10)       (0.09)           --
 Net Asset Value, End of Period                                     $11.22        $10.26        $8.50        $9.19        $10.52
Total Return                                                        10.50%(+)     22.43%      (6.43)%     (11.87)%         5.24%(+)

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                  $152,202      $143,641     $122,391     $139,767      $165,823
 Ratio of Net Expenses to Average Net Assets(++)                     1.02%         1.01%        1.02%        1.00%         1.00%
 Ratio of Total Expenses to Average Net Assets                       1.14%         1.14%        1.13%        1.16%         1.22%
 Ratio of Net Investment Income to Average Net Assets(++)            1.06%         1.32%        1.17%        0.92%         0.73%
 Portfolio Turnover Rate                                               75%           59%          26%          48%           12%



(+) Returns are for the periods indicated and have not been annualized.

(++)  Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 4, 2000. All ratios for the period have been annualized.

(4) Based on average shares outstanding

Amounts designated as "--" are either $0 or have been rounded.








                                                              Prospectus    117

--------------------------------------------------------------------------------
CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION PITCAIRN SELECT VALUE FUND -- CLASS II SHARES(1)

For the periods ended September 30 and October 31:                  2004(2)          2003         2002         2001       2000(3)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.38         $8.36       $10.01       $10.96        $10.00
Income From Investment Operations
 Net investment income                                                 0.08          0.08         0.09         0.09          0.02
 Realized and unrealized gains (losses) on investments                 0.66          2.03       (1.65)       (0.95)          0.95
 Total From Investment Operations                                      0.74          2.11       (1.56)       (0.86)          0.97
Less Dividends and Distributions
 Dividends from net investment income                                (0.09)        (0.09)       (0.09)       (0.09)        (0.01)
 Distributions from capital gains                                    (0.16)            --           --           --            --
 Total Dividends and Distributions                                   (0.25)        (0.09)       (0.09)       (0.09)        (0.01)
 Net Asset Value, End of Period                                      $10.87        $10.38        $8.36       $10.01        $10.96
Total Return                                                          7.16%(+)     25.48%     (15.77)%      (7.90)%         9.70%(+)

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                    $61,817       $58,133      $48,455      $60,986       $62,392
 Ratio of Net Expenses to Average Net Assets(++)                      1.03%         1.02%        1.02%        1.00%         1.00%
 Ratio of Total Expenses to Average Net Assets                        1.19%         1.23%        1.19%        1.19%         1.33%
 Ratio of Net Investment Income to Average Net Assets(++)             0.84%         0.86%        0.92%        0.85%         0.95%
 Portfolio Turnover Rate                                               111%          104%         110%         104%           27%


(+) Returns are for the periods indicated and have not been annualized.

(++) Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 11, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








118    Prospectus

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND -- CLASS II SHARES(1)


For the periods ended September 30 and October 31:                     2004(2)       2003         2002         2001          2000(3)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $5.25         $4.40        $5.66        $9.18        $10.00
Income From Investment Operations
 Net investment income (loss)                                            --            --       (0.01)       (0.03)        (0.01)
 Realized and unrealized gains (losses) on investments                 0.11          0.85       (1.25)       (3.49)        (0.81)
 Total From Investment Operations                                      0.11          0.85       (1.26)       (3.52)        (0.82)
Less Dividends and Distributions
 Dividends from net investment income                                    --(4)         --           --           --            --
 Distributions from capital gains                                        --            --           --           --            --
 Total Dividends and Distributions                                       --(4)         --           --           --            --
 Net Asset Value, End of Period                                       $5.36         $5.25        $4.40        $5.66         $9.18
Total Return                                                          2.14%(+)     19.32%     (22.26)%     (38.34)%       (8.20)%(+)

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                   $104,528       $95,724      $82,368     $107,141      $174,960
 Ratio of Net Expenses to Average Net Assets(++)                      1.02%         1.01%        1.01%        1.00%         1.00%
 Ratio of Total Expenses to Average Net Assets                        1.15%         1.16%        1.14%        1.17%         1.22%
 Ratio of Net Investment Income (Loss) to
   Average Net Assets(++)                                               --%         0.05%      (0.15)%      (0.44)%       (0.68)%
 Portfolio Turnover Rate                                                53%           70%          35%          37%            6%



(+) Returns are for the periods indicated and have not been annualized.

(++) Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 4, 2000. All ratios for the period have been annualized.

(4) Amount represents less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    119

--------------------------------------------------------------------------------
CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION PITCAIRN SMALL CAP FUND -- CLASS II SHARES(1)

For the periods ended September 30 and October 31:                     2004(2)       2003         2002         2001          2000(3)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $13.78         $9.87       $10.67       $10.18        $10.00
Income From Investment Operations
 Net investment income (loss)                                        (0.04)            --(4)      0.07         0.10          0.02
 Realized and unrealized gains (losses) on investments                 1.56          3.91       (0.78)         0.49          0.16
 Total From Investment Operations                                      1.52          3.91       (0.71)         0.59          0.18
Less Dividends and Distributions
 Dividends from net investment income                                    --(5)         --(5)    (0.09)       (0.10)            --
 Distributions from capital gains                                        --            --           --           --            --
 Total Dividends and Distributions                                       --(5)         --(5)    (0.09)       (0.10)            --
 Net Asset Value, End of Period                                      $15.30        $13.78        $9.87       $10.67        $10.18
Total Return                                                         11.03%(+)     39.65%      (6.78)%        5.80%         1.80%(+)

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                    $92,848       $87,520      $50,096      $62,227       $67,651
 Ratio of Net Expenses to Average Net Assets(++)                      1.08%         1.20%(6)     1.28%(6)     1.16%(6)      1.22%(6)
 Ratio of Total Expenses to Average Net Assets                        1.15%         1.17%        1.38%        1.19%         1.33%
 Ratio of Net Investment Income (Loss) to
    Average Net Assets(++)                                          (0.26)%       (0.04)%        0.58%        0.93%         1.11%
 Portfolio Turnover Rate                                                72%          149%          93%          96%           10%


(+) Returns are for the periods indicated and have not been annualized.

(++) Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 25, 2000. All ratios for the period have been annualized

(4) Based on average shares outstanding

(5) Amount represents less than $0.01 per share.

(6) The ratio of expenses excluding interest expense to average net assets for the period ended October 31, 2003, October 31, 2002, October 31, 2001 and October 31, 2000 were 1.10%, 1.19%, 1.00% and 1.00%, respectively

Amounts designated as "--" are either $0 or have been rounded to $0.








120    Prospectus

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
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CONSTELLATION PITCAIRN FAMILY HERITAGE1 FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:            2004(2)           2003           2002           2001        2000(3)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $8.55          $6.97          $7.82          $9.87         $10.00
Income From Investment Operations
 Net investment income (loss)                                      --             --         (0.01)         (0.02)         (0.01)
 Realized and unrealized gains (losses) on
   investments                                                   0.83           1.58         (0.84)         (2.03)         (0.12)
 Total From Investment Operations                                0.83           1.58         (0.85)         (2.05)         (0.13)
Less Dividends and Distributions
 Dividends from net investment income                              --(4)*         --             --             --             --
 Distributions from capital gains                                  --             --             --             --             --
 Total Dividends and Distributions                                 --(4)*         --             --             --             --
 Net Asset Value, End of Period                                 $9.38          $8.55          $6.97          $7.82          $9.87
Total Return                                                    9.77%+        22.67%       (10.87)%       (20.77)%        (1.30)%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                              $78,103        $73,490        $66,126        $77,295        $98,420
 Ratio of Net Expenses to Average Net Assets++                  1.23%          1.23%          1.27%          1.20%         1.20%*
 Ratio of Total Expenses to Average Net Assets                  1.37%          1.38%          1.36%          1.37%         1.44%*
 Ratio of Net Investment Income (Loss) to
   Average Net Assets++                                         0.01%          0.06%        (0.18)%        (0.19)%       (0.29)%*
 Portfolio Turnover Rate                                          19%            12%            24%            37%             1%

*   Includes return of capital of $0.0003

+   Returns are for the periods indicated and have not been annualized.

++  Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 4, 2000. All ratios for the period have been annualized.

(4) Amount represents less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.


                                                             Prospectus    121

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
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CONSTELLATION PITCAIRN TAXABLE BOND FUND -- CLASS II SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:                  2004(2)          2003         2002         2001       2000(3)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.73        $10.47       $10.98       $10.09        $10.00
Income From Investment Operations
 Net investment income                                                 0.43          0.51         0.56         0.59          0.15
 Realized and unrealized gains (losses) on
   investments                                                         0.04          0.26       (0.42)         0.90          0.09
 Total From Investment Operations                                      0.47          0.77         0.14         1.49          0.24
Less Dividends and Distributions
 Dividends from net investment income                                (0.43)        (0.51)       (0.56)       (0.60)        (0.15)
 Distributions from capital gains                                        --            --       (0.09)           --            --
 Total Dividends and Distributions                                   (0.43)        (0.51)       (0.65)       (0.60)        (0.15)
 Net Asset Value, End of Period                                      $10.77        $10.73       $10.47       $10.98        $10.09
Total Return                                                          4.42%+        7.44%        1.46%       15.19%         2.36%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                                    $43,239       $43,432      $40,058      $35,562       $37,212
 Ratio of Net Expenses to Average Net Assets++                        0.75%         0.73%        0.78%        0.70%         0.70%
 Ratio of Total Expenses to Average Net Assets                        0.94%         0.97%        0.98%        0.99%         1.10%
 Ratio of Net Investment Income to
   Average Net Assets++                                               4.36%         4.74%        5.35%        5.63%         6.51%
 Portfolio Turnover Rate                                                26%           24%          58%          54%            7%

+Returns are for the periods indicated and have not been annualized.

++Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 4, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

122    Prospectus

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
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CONSTELLATION PITCAIRN TAX-EXEMPT FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:               2004(2)          2003          2002          2001        2000(3)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.77        $10.71        $10.60        $10.04         $10.00
Income From Investment Operations
 Net investment income                                              0.39          0.44          0.44          0.45           0.10
 Realized and unrealized gains on investments                       0.05          0.09          0.12          0.57           0.04
 Total From Investment Operations                                   0.44          0.53          0.56          1.02           0.14
Less Dividends and Distributions
 Dividends from net investment income                             (0.39)        (0.44)        (0.44)        (0.46)         (0.10)
 Distributions from capital gains                                 (0.04)        (0.03)        (0.01)            --             --
 Total Dividends and Distributions                                (0.43)        (0.47)        (0.45)        (0.46)         (0.10)
 Net Asset Value, End of Period                                   $10.78        $10.77        $10.71        $10.60         $10.04
Total Return                                                       4.20%+        4.96%         5.41%        10.30%          1.43%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                $113,880      $111,470      $115,905      $113,071        $99,187
 Ratio of Net Expenses to Average Net Assets++                     0.62%         0.60%         0.60%         0.60%          0.60%
 Ratio of Total Expenses to Average Net Assets                     0.75%         0.74%         0.74%         0.77%          0.86%
 Ratio of Net Investment Income to Average Net Assets++            3.97%         4.06%         4.19%         4.35%          4.88%
 Portfolio Turnover Rate                                             25%           14%           14%           23%            10%

+   Returns are for the periods indicated and have not been annualized.

++  Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 11, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                              Prospectus    123

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
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CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND -- CLASS I SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30:                              2004(2)
------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $6.74
Income From Investment Operations
 Net investment income                                                --
 Realized and unrealized gains on investments                       0.06
 Total From Investment Operations                                   0.06
Less Dividends and Distributions
 Dividends from net investment income                                 --
 Distributions from capital gains                                     --
 Total Dividends and Distributions                                    --
 Net Asset Value, End of Period                                    $6.80
Total Return                                                       0.89%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                 $32,591
 Ratio of Net Expenses to Average Net Assets++                     1.10%
 Ratio of Total Expenses to Average Net Assets                     1.10%
 Ratio of Net Investment Income to Average Net Assets++          (0.79)%
 Portfolio Turnover Rate                                             11%

+   Returns are for the period indicated and have not been annualized.

++  Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) Commenced operations on August 27, 2004. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

124    Prospectus

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:               2004(2)          2003          2002          2001        2000(3)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $6.13         $4.81         $5.55         $9.02         $10.00
Income From Investment Operations
 Net investment loss                                              (0.06)        (0.04)(4)     (0.04)        (0.04)         (0.01)
 Realized and unrealized gains (losses) on investments              0.73          1.36        (0.70)        (3.43)         (0.97)
 Total From Investment Operations                                   0.67          1.32        (0.74)        (3.47)         (0.98)
Less Dividends and Distributions
 Dividends from net investment income                                 --            --            --            --             --
 Distributions from capital gains                                     --            --            --            --             --
 Total Dividends and Distributions                                    --            --            --            --             --
 Net Asset Value, End of Period                                    $6.80         $6.13         $4.81         $5.55          $9.02
Total Return                                                      10.93%+       27.44%      (13.33)%      (38.44)%        (9.80)%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                 $70,027       $43,878       $32,818       $39,326        $54,794
 Ratio of Net Expenses to Average Net Assets++                     1.20%         1.17%         1.16%         1.15%          1.15%
 Ratio of Total Expenses to Average Net Assets                     1.35%         1.45%         1.43%         1.43%          1.50%
 Ratio of Net Investment Loss to Average Net Assets++            (0.95)%       (0.81)%       (0.69)%       (0.63)%        (0.61)%
 Portfolio Turnover Rate                                             11%           28%           24%           37%            13%

+   Returns are for the periods indicated and have not been annualized.

++  Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 11, 2000. All ratios for the period have been annualized.

(4) Based on average shares outstanding.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                              Prospectus    125

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND -- CLASS II SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30:                                                             2004          2003           2002(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                          $12.72         $9.27         $10.00
Income From Investment Operations
 Net investment income (loss)                                                                 (0.04)        (0.01)             --
 Realized and unrealized gains (losses) on investments                                          3.75          3.47         (0.73)
 Total From Investment Operations                                                               3.71          3.46         (0.73)
Less Dividends and Distributions
 Dividends from net investment income                                                             --        (0.01)             --
 Distributions from capital gains                                                             (0.22)            --             --
 Total Dividends and Distributions                                                            (0.22)        (0.01)             --
 Net Asset Value, End of Period                                                               $16.21        $12.72          $9.27
Total Return                                                                                  29.36%        37.29%        (7.30)%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                                             $14,533        $5,740           $913
 Ratio of Net Expenses to Average Net Assets++                                                 1.45%         1.40%          1.45%
 Ratio of Total Expenses to Average Net Assets                                                 1.82%         3.64%          6.18%
 Ratio of Net Investment Income (Loss) Average Net Assets++                                  (0.23)%       (0.26)%          0.08%
 Portfolio Turnover Rate                                                                        272%          245%           142%

+   Returns are for the period indicated and have not been annualized.

++  Inclusive of directed brokerage arrangements, waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) Commenced operations on March 4, 2002. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

126    Prospectus

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
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CONSTELLATION TIP FINANCIAL SERVICES FUND -- CLASS I SHARES(1)(2)

FOR THE PERIODS ENDED SEPTEMBER 30,
APRIL 30 AND OCTOBER 31:                              2004          2003          2002          2001(3)       2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $13.60        $10.11        $16.67        $19.76        $17.19         $18.01
Income From Investment Operations
 Net investment loss                                (0.04)        (0.02)        (0.02)        (0.13)        (0.14)         (0.17)
 Realized and unrealized gains (losses) on
   investments                                        1.69          3.62        (1.12)        (2.96)          3.30         (0.65)
 Total From Investment Operations                     1.65          3.60        (1.14)        (3.09)          3.16         (0.82)
Less Dividends and Distributions
 Dividends from net investment income                   --            --            --            --            --             --
 Distributions from capital gains                   (1.37)        (0.11)        (5.42)            --        (0.59)             --
 Total Dividends and Distributions                  (1.37)        (0.11)        (5.42)            --        (0.59)             --
 Net Asset Value, End of Period                     $13.88        $13.60        $10.11        $16.67        $19.76         $17.19
Total Return                                        12.31%        35.95%      (12.48)%      (15.64)%+       18.20%        (4.55)%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                   $15,269       $17,309       $12,149       $15,554       $23,341        $25,892
 Ratio of Net Expenses to Average
   Net Assets++                                      1.45%         1.50%         1.40%         2.29%         2.11%          2.14%
 Ratio of Total Expenses to
   Average Net Assets                                1.52%         1.82%         2.16%         2.33%         2.11%          2.14%
 Ratio of Net Investment Loss to
   Average Net Assets++                            (0.24)%       (0.22)%       (0.40)%       (1.19)%       (0.59)%        (0.91)%
 Portfolio Turnover Rate+++                           103%          139%          171%           52%          110%           180%

+   Returns are for the period indicated and have not been annualized.

++  Inclusive of directed brokerage arrangements, waivers and reimbursements.

+++ Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) On November 12, 2001, the Titan Financial Services Fund (the "Titan Fund") exchanged all of its assets and liabilities for shares of the Turner Future Financial Services Fund. The Titan Fund is the accounting survivor in this transaction, and as a result, the accounting history and operating results for the periods prior to November 12, 2001 and have been carried forward in these financial highlights.

(3) For the six month period ended October 31, 2001. All ratios for the period have been annualized. The Titan Fund changed its fiscal year end from April 30 to October 31.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                              Prospectus    127

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
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CONSTELLATION TIP HEALTHCARE & Biotechnology Fund -- Class II Shares (1)

For the periods ended September 30:                                               2004          2003          2002           2001(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $12.31         $9.83        $11.15         $10.00
Income From Investment Operations
 Net investment loss                                                            (0.06)        (0.11)        (0.10)         (0.03)
 Realized and unrealized gains (losses) on investments                            1.55          2.59        (1.20)           1.18
 Total From Investment Operations                                                 1.49          2.48        (1.30)           1.15
Less Dividends and Distributions
 Dividends from net investment income                                               --            --            --             --
 Distributions from capital gains                                               (0.01)            --        (0.02)             --
 Total Dividends and Distributions                                              (0.01)            --        (0.02)             --
 Net Asset Value, End of Period                                                 $13.79        $12.31         $9.83         $11.15
Total Return                                                                    12.12%        25.23%      (11.66)%         11.50%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                               $35,371       $14,853        $9,288         $1,192
 Ratio of Net Expenses to Average Net Assets++                                   1.61%         1.47%         1.87%          1.50%
 Ratio of Total Expenses to Average Net Assets                                   1.84%         1.63%         2.33%         13.70%
 Ratio of Net Investment Loss to Average Net Assets++                          (1.10)%       (1.16)%       (1.44)%        (0.79)%
 Portfolio Turnover Rate+++                                                       163%          274%          202%            95%

+   Returns are for the period indicated and have not been annualized.

++  Inclusive of directed brokerage arrangements, waivers and reimbursements.

+++ Excludes effect of in-kind transfers and mergers

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) Commenced operations February 28, 2001. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


128    Prospectus

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONSTELLATION INTERNATIONAL EQUITY FUND -- CLASS II SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:                  2004(2)       2003          2002          2001           2000(3)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $6.47         $5.23         $6.19         $9.28         $10.00
Income From Investment Operations
 Net investment income (loss)                                       0.05          0.06          0.04          0.01         (0.01)
 Realized and unrealized gains (losses) on investments              0.71          1.21        (0.94)        (3.05)         (0.71)
 Total From Investment Operations                                   0.76          1.27        (0.90)        (3.04)         (0.72)
Less Dividends and Distributions
 Dividends from net investment income                             (0.17)        (0.03)        (0.06)        (0.02)             --
 Distributions from capital gains                                     --            --            --        (0.03)             --
 Total Dividends and Distributions                                (0.17)        (0.03)        (0.06)        (0.05)             --
 Net Asset Value, End of Period                                    $7.06         $6.47         $5.23         $6.19          $9.28
Total Return                                                      11.97%+       24.40%      (14.68)%      (32.91)%        (7.20)%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                $107,001       $97,817       $83,513      $108,777       $175,029
 Ratio of Net Expenses to Average Net Assets++                     1.35%         1.30%         1.32%         1.25%          1.25%
 Ratio of Total Expenses to Average Net Assets                     1.60%         1.60%         1.48%         1.45%          1.53%
 Ratio of Net Investment Income (Loss) to
   Average Net Assets++                                            0.90%         1.15%         0.63%         0.16%        (0.37)%
 Portfolio Turnover Rate                                             62%          128%           69%           44%            10%

+   Returns are for the periods indicated and have not been annualized.

++  Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 4, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                              Prospectus    129

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CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS
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CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND -- CLASS I SHARES(1)(2)

FOR THE PERIODS ENDED SEPTEMBER 30:         2004            2003(3)
 ------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                                  $12.58          $10.00
Income From Investment
  Operations
Net investment income                       0.47            0.25
 Realized and unrealized gains
  on investments                            1.53            2.58
 Total From Investment
  Operations                                2.00            2.83
Less Dividends and Distributions
 Dividends from net investment
  income                                  (0.47)          (0.25)
 Distributions from capital
  gains                                   (0.10)              --
 Total Dividends and
  Distributions                           (0.57)          (0.25)
 Net Asset Value, End of Period           $14.01          $12.58
Total Return                              16.04%          28.57%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)            $706            $443
 Ratio of Net Expenses to
  Average Net Assets++                     0.25%           0.25%
 Ratio of Total Expenses to
  Average Net Assets                       1.36%          21.93%
 Ratio of Net Investment Income
  to Average Net Assets++                  3.23%           3.27%
 Portfolio Turnover Rate                    411%            397%

+   Returns are for the period indicated and have not been annualized.

++  Inclusive of waivers and reimbursements.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) Constellation Turner Strategic Value and High Income Fund and its shareholders indirectly bear a pro rata share of the expenses of the underlying Constellation Funds. The expense ratios do not include such expenses. Recognition of net investment income is affected by the timing of the declaration of dividends by the Constellation Funds in which the Constellation Strategic Value and High Income Fund invest.

(3) Commenced operations on October 31, 2002. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

130    Prospectus

--------------------------------------------------------------------------------
CONSTELLATION FUNDS PRIVACY POLICY
--------------------------------------------------------------------------------

In the course of doing business with shareholders, Constellation Funds collects nonpublic personal information about shareholders. "Nonpublic personal information" is personally identifiable financial information about shareholders. For example, it includes shareholders' social security number, account balance, bank account information and purchase and redemption history.

Constellation Funds collects this information from the following sources:

o  Information received from shareholders on applications or other forms;

o Information about shareholder transactions with us and our service providers, or others;

o Information received from consumer reporting agencies (including credit bureaus).

WHAT INFORMATION CONSTELLATION FUNDS DISCLOSE AND TO WHOM CONSTELLATION FUNDS DISCLOSES INFORMATION.

Constellation Funds only discloses nonpublic personal information collected about shareholders as permitted by law. For example, Constellation Funds may disclose nonpublic personal information about shareholders:

o To government entities, in response to subpoenas or to comply with laws or regulations.

o  When shareholders direct us to do so or consent to the disclosure.

o To companies that perform necessary services for Constellation Funds, such as data processing companies that the Funds use to process shareholders transactions or maintain shareholder accounts.

o  To protect against fraud.

INFORMATION ABOUT FORMER SHAREHOLDERS.

If a shareholder closes his or her account, we will adhere to the privacy policies and practices described in this notice.

HOW CONSTELLATION FUNDS SAFEGUARDS INFORMATION.

Within Constellation Funds, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above), but only as permitted by law. Constellation Funds and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.


                                                              Prospectus    131

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Constellation Funds

Investment Adviser                                          Oechsle International Advisors, LLC
Constellation Investment Management Company, LP             One International Place, 23rd Floor
1205 Westlakes Drive, Suite 280                             Boston, MA 02110
Berwyn, PA 19312
                                                            Pitcairn Investment Management
Investment Sub-Advisers                                     One Pitcairn Place, Suite 3000
The Boston Company Asset Management, LLC                    165 Township Line Road
Mellon Financial Center                                     Jenkintown, PA 19046
One Boston Place
Boston, MA 02108                                            Sands Capital Management, Inc.
                                                            1100 Wilson Blvd, Suite 3050
Brandywine Asset Management, LLC                            Arlington, VA 22209
3 Christiana Centre, Suite 1200
201 N. Walnut St                                            Turner Investment Partners, Inc.
Wilmington, DE 19801                                        1205 Westlakes Drive
                                                            Berwyn, PA 19312
Chartwell Investment Partners
1235 Westlakes Drive, Suite 400,                            Distributor
Berwyn, PA 19312                                            Constellation Investment Distribution Company Inc.
                                                            1205 Westlakes Drive, Suite 280
Clover Capital Management, Inc.                             Berwyn, PA 19312
400 Meridian Center, Suite 200
Rochester, NY 14618                                         Legal Counsel
                                                            Morgan, Lewis & Bockius LLP
Hilliard Lyons Asset Management
Hilliard Lyons Center
501 South Fourth Street
Louisville, KY 40202

--------------------------------------------------------------------------------

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated January 31, 2005, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports contain each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE CALL 1-866-242-5742

BY MAIL           WRITE TO CONSTELLATION FUNDS AT:
                  P.O. Box 219520
                  Kansas City, Missouri 64105-9520

BY INTERNET       http://www.constellationfundsgroup.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Constellation Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-8104.

                                                                      PROSPECTUS
                                                                January 31, 2005


                               [GRAPHIC OMITTED]



Constellation TIP Core Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.




1 | Prospectus

About This Prospectus

Constellation Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment objectives and strategies. This prospectus gives you important information about the Shares of the Constellation TIP Core Growth Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the share classes offered and risk and return for the Fund. For more detailed information about the Fund, please see:

     4 Constellation TIP Core Growth Fund
     7 Investments and Portfolio Management
    11 Purchasing, Selling and Exchanging Constellation Funds
    20 Dividends, Distributions and Taxes
    22 Financial Highlights

To obtain more information about Constellation Funds, please refer to the back cover of the Prospectus.



2 | Prospectus

Intoduction

The Fund is a mutual fund. Generally, a mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. The Fund has its own investment objective and strategies for reaching that objective. The investment adviser (the "Adviser") and the sub-adviser (the "Sub-Adviser") invest the Fund's assets in a way that they believe will help the Fund achieve its objective.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The Adviser's and Sub-Adviser's judgment about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or the Sub-Adviser does, you could lose money on your investment in hte Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. Some Funds are more exposed to a single segment or sector of the economy than others and the amount of exposure that a given Fund has to a specific segment or sector may have a large impact on its performance. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings across issuers, industries or sectors.

CHOOSING CLASS I OR CLASS II SHARES

The Constellation Funds offer Class I and Class II Shares. Below is a summary of some of the characteristics of each Class:

o Class I and Class II Shares have different expenses and other characteristics. Class I Shares have lower annual expenses while Class II Shares have higher annual expenses. The performance of Class I and Class II Shares will differ due to differences in expenses.

o Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' account.

o Class II Shares are for investments made through financial institutions or intermediaries.

o   The TIP Core Growth Fund currently offers Class II Shares.



3 | Prospectus

CONSTELLATION TIP CORE GROWTH FUND


INVESTMENT OBJECTIVE.......................Long-term capital appreciation
INVESTMENT FOCUS...........................Large cap growth companies

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY
The Constellation TIP Core Growth Fund invests primarily in common stocks of U.S. companies that the sub-adviser, Turner Investment Partners, Inc. ("TIP"), considers to have strong earnings growth potential. This is a non-fundamental investment policy that can be changed without shareholder approval.

The Fund will invest in securities of companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time. These securities may be traded over the counter or listed on an exchange. While the Fund typically invests in the common stocks of large to medium sized companies, it may invest in companies of any size or any industry in order to achieve its objective.

In selecting companies, TIP typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital. TIP generally considers selling a security when it detects a deterioration on the company's earnings or when other opportunities appear more attractive.

PRINCIPAL RISKS
Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The medium and smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap stocks may be more volatile than those of larger companies.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance (before taxes) of the Fund's Class II Shares since the Fund's inception.(1)


2002        (27.11)%
2003         34.79%
2004         10.61%

(1) The performance shown above is based on a calendar year. From its inception on February 28, 2001, until May 7, 2004, the Fund operated as the Turner Tax Managed U.S. Equity Fund, a portfolio of the Turner Funds and advised by TIP. On May 7, 2004, the Turner Tax Managed U.S. Equity Fund was reorganized into the Constellation TIP Tax Managed U.S. Equity Fund. On January 31, 2005, the Fund changed its non-fundamental investment objective to eliminate any reference to seeking to minimize the impact of taxes on the returns earned by shareholders, and changed its name to the Constellation TIP Core Growth Fund.



                   BEST QUARTER          WORST QUARTER
                      15.61%               (16.80)%
                    (06/30/03)            (09/30/02)



4 | Prospectus

CONSTELLATION TIP CORE GROWTH FUND

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004 to those of the S&P 500 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                      SINCE INCEPTION
                                                                                          1 YEAR             (2/28/01)
--------------------------------------------------------------------------------------------------------------------------
Constellation TIP Core Growth Fund - Class II Shares
 Before taxes on distributions                                                             10.61%           (0.26)%
 After taxes on distributions                                                              10.61%           (0.26)%
 After taxes on distributions and sale of shares                                            6.90%           (0.22)%
S&P 500 Index(1)                                                                           10.88%             1.05%(2)


(1) The S&P 500 Index is a widely-recognized, market value-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. companies chosen for market size, liquidity and industry group representation.

(2) The calculation date for the index is February 28, 2001.



FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                                            CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                              2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                                                            CLASS II SHARES
Investment Advisory Fees                                                                        0.75%(2)
Distribution (12b-1) Fees                                                                        None
Other Expenses                                                                                  1.22%(3)
                                                                                             -------------

TOTAL ANNUAL FUND OPERATING EXPENSES                                                             1.97%
 Less Fee Waivers and Expense Reimbursements                                                   (0.72)%(4)
                                                                                             -------------
NET TOTAL OPERATING EXPENSES                                                                     1.25%


(1) Applies only to redemptions within 90 days of purchase. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the S&P 500 Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3) A shareholder servicing fee of 0.25% is included as part of the Fund's "Other Expenses." See "Distribution of Fund Shares" for additional information.

(4) CIMCO has contractually agreed to waive advisory fees and reimburse expenses to keep the Fund's "Other Expenses" from exceeding 0.50% through January 31, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


5 | Prospectus

CONSTELLATION TIP CORE GROWTH FUND


                                                             1 YEAR     3 YEARS     5 YEARS    10 YEARS
CONSTELLATION TIP CORE GROWTH FUND -                          $127        $549        $996      $2,238
CLASS II SHARES


WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



6 | Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT



MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information (SAI).

The Fund's investment objective is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e. fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund's objective. The Fund will do so only if the Adviser or the Sub-Adviser believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.


PORTFOLIO COMPOSITION

The Funds has adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies the term "assets" means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

MORE INFORMATION ABOUT RISK

The Fund is subject to a number of risks that pertain to non-principal investment strategies, which may affect the value of its shares.

PRINCIPAL RISKS


EQUITY RISK

Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


MANAGER OF MANAGERS RISK
The Adviser engages one or more sub-advisers to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar investments. Moreover, use of such sub-advisers may result in higher advisory fees and, therefore, higher Fund costs than when the Adviser uses a single sub-adviser.

PORTFOLIO TURNOVER

The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser and/or sub-adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser's or sub-adviser's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

Although turnover rates may vary substantially from year to year, the Fund had the following annual rate of turnover exceeding 100% as of September 30, 2004:

         Constellation TIP Core Growth Fund                            104%


7 | Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

NON-PRINCIPAL RISKS

DEFENSIVE INVESTING AND USE OF DERIVATIVE CONTRACTS
In addition to the investments and strategies described in this Prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this Prospectus, are described in detail in the SAI. Of course, there can be no guarantee that the Fund will achieve its investment objective.

The investments and strategies described in this Prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes due to adverse economic or political conditions, or for liquidity purposes, the Fund may invest up to 100% of its total assets in fixed income securities, money market instruments and other securities that would not ordinarily be consistent with the Fund's objectives. This defensive investing may increase the Fund's taxable income.

The Fund may, but is not required to, use derivative instruments for any of the following purposes:

o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for the Fund;

o   As a substitute for purchasing or selling securities;

o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

o   To enhance the Fund's potential gain in non-hedging situations; or

o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.


LENDING OF PORTFOLIO SECURITIES
The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Fund's sub-adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Adviser to the Fund under the Adviser's voluntary expense limitation arrangement (see "Contractual Fee Waiver Agreement" below).

INVESTMENT ADVISERS

CONSTELLATION INVESTMENT MANAGEMENT COMPANY, LP (CIMCO), a registered investment adviser, located at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312, serves as the Adviser to the Fund. CIMCO is a professional investment management firm founded on May 19, 2000, and is the successor to Concentrated Capital Management, LP, the adviser to the Alpha Select Funds, the former name of the Trust. As of December 31, 2004, CIMCO had approximately $2.3 billion in assets under management. As the Fund's Adviser, CIMCO continuously reviews, supervises and administers the Fund's investment program. CIMCO also ensures compliance with the Fund's investment policies and guidelines.

The Trust has obtained an exemption from the Securities and Exchange Commission that permits CIMCO to use a "manager of managers" approach in providing investment advisory services to the Fund. Pursuant to the terms of the order, CIMCO, subject to the supervision and approval of the Board of Trustees of the Trust, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, CIMCO would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub-adviser. The order also permits CIMCO and the Fund to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser. It is expected that the "manager of managers" approach will (i) reduce Fund expenses to the extent that a manager of managers Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and CIMCO; and (iii) relieve shareholders of the very responsibility that they are paying CIMCO to assume, that is, the selection, termination and replacement of sub-advisers.


8 | Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

As investment adviser to the Fund, CIMCO has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of the Fund. For its services, CIMCO is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund, that may be adjusted upwards or downwards if the Fund outperforms or under-performs its stated benchmark, as set forth below. CIMCO pays sub-advisory fees to each Sub-Adviser from its advisory fee, if any.

- The CONSTELLATION TIP CORE GROWTH FUND'S base advisory fee is 0.75%, and this fee may range from 0.60% to 0.90% depending on the Fund's performance relative to the S&P 500 Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;

The Fund's performance-based adjustment will take effect after the Fund has been in operation within the Constellation Trust for more than one year.

CIMCO and the Sub-Adviser will receive performance fees (as described above) if the relevant benchmark index is surpassed, including negative performance. The performance comparison is made for a rolling 12-month period, consisting of the current month plus the preceding 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to the Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective Benchmark Index, a performance adjustment will be made not when the Fund's performance is up or down, but when it is up or down more or less than the performance of its Benchmark Index. For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of:
(i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a Benchmark Index is expressed as a percentage of the starting level of that Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

The Fund's SAI contains additional information about performance-based adjustments to CIMCO's fees.

INVESTMENT SUB-ADVISERS

TURNER INVESTMENT PARTNERS, INC. ("TIP"), an SEC-registered adviser located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as the Sub-Adviser to the Fund. Prior to May 7, 2004, TIP served as the investment adviser to the Fund. As Sub-Adviser, TIP makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2004, TIP had approximately $15.8 billion in assets under management. CIMCO has entered into a separate agreement with TIP whereby CIMCO will not propose that the Fund's Board of Trustees terminate TIP as sub-adviser to the current TIP sub-advised Fund prior to May 1, 2007, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating TIP in circumstances in which CIMCO would otherwise terminate TIP absent the agreement. CIMCO will, however, terminate TIP as sub-adviser to the Fund under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment Sub-Adviser to the Fund, TIP is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:

         Constellation TIP Core Growth Fund                 0.375%

Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to TIP can increase or decrease depending on the Fund's performance relative to its benchmark. The Fund's SAI contains a description of these performance-based adjustments.


9 | Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

CONTRACTUAL FEE WAIVER AGREEMENT
CIMCO has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding the level set forth below. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund's average net assets during such month.

                                                                                              Contractual Limit on
                                         Fund                                                   "Other Expenses"
Constellation TIP Core Growth Fund..................................                                0.50%*

* CIMCO contractually agrees to waive fees and reimburse expenses for Fund's  "Other Expenses"  through January 31, 2006.

PORTFOLIO MANAGERS
The Constellation TIP Core Growth Fund is managed by a committee comprised of Robert Turner, Mark Turner and David Kovacs. The background of each portfolio manager is set forth below.

TURNER INVESTMENT PARTNERS, INC.
Y. David Kovacs, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 1998. Mr. Kovacs is comanager of the Constellation TIP Core Growth Fund. Prior to 1998, he was a Director of Quantitative Research and Investment Technology at Pilgrim Baxter & Associates. He has 13 years of investment experience.

Mark D. Turner, Vice Chairman, Senior Portfolio Manager/Security Analyst, co-founded TIP in 1990. Mr. Turner is comanager of the Constellation TIP Core Growth Fund. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 21 years of investment experience.

Robert E. Turner, CFA, Chairman and Chief Investment Officer - Growth Equities founded TIP in 1990. Mr. Turner is the lead manager of the Constellation TIP Core Growth Fund. Prior to his current position, he was Senior Investment Manager with Meridian Investment Company. He has 23 years of investment experience.





10 | Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS


NO SALES CHARGES

o There are no sales charges when you purchase shares of the Fund.


HOW TO BUY SHARES

o   By phone, mail, wire or online at www.constellationfundsgroup.com;

o   Through the Systematic Investment Plan; and

o   Through exchanges from another Constellation Fund.


MINIMUM INITIAL INVESTMENTS

o Except as noted below, the minimum initial investment in Class II Shares of the Fund is $2,500;

    --The minimum initial investment for the Systematic Investment Plan in Class II Shares of the Fund is $100; and

    --The minimum initial investment for Individual Retirement Accounts in Class II Shares of the Fund is $2,000.

    --In the case of an omnibus account, this minimum initial investment requirement may be met by aggregating the total initial investment of the investors in the omnibus account.

We reserve the right to waive the minimum initial investment requirement.


MINIMUM SUBSEQUENT INVESTMENTS

o   $50 by phone, mail, wire or online; and

o   $25 through the Systematic Investment Plan.


SYSTEMATIC INVESTING

o Our Systematic Investment Plan allows you to purchase shares automatically through regular deductions from your bank checking or savings account in order to reach the $2,500 minimum investment. Please contact us for information regarding participating banks.

o You will need a minimum investment of $100 to open your account and scheduled investments of at least $25.

o If you stop your scheduled investments before reaching the $2,500 minimum investment, we reserve the right to close your account. We will provide 60 days written notice to give you time to add to your account, and avoid the sale of your shares.


SYSTEMATIC WITHDRAWAL PLAN

o If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan, you may arrange for monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, through electronic transfer to your account.


MINIMUM ACCOUNT SIZE

o In general, you must maintain a minimum account balance of $1,000. If your account drops below $1,000 due to redemptions, you may be required to sell your shares.

o You will receive at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.





11 | Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS



WHEN CAN YOU PURCHASE, SELL OR EXCHANGE SHARES?

o You may purchase, sell or exchange shares on any day that the New York Stock Exchange (NYSE) is open for business. We define this as a "Business Day."

o You may purchase, sell or exchange shares by phone on any Business Day between 9:00 A.M. and 4:00 P.M. (Eastern Time)

o In order to receive the current Business Day's net asset value (NAV) all purchases, exchanges and redemption orders must be received by the Funds' Transfer Agent ("Transfer Agent") or other authorized agent by 4:00 P.M. (Eastern time). Trades received after that time will be executed at the following Business Day's closing price.

HOW FUND PRICES ARE CALCULATED

o The price per share (also referred to as the offering price) will be the NAV determined after the Transfer Agent receives your purchase order.

o The Fund's NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the NYSE (usually 4:00 P.M. Eastern time). Shares are not priced on days in which the NYSE is closed for trading.

o In calculating the NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser, the Sub-Adviser, or their respective agents believe that they are unreliable, Fund management may determine fair value prices in good faith using methods approved by the Board of Trustees.

o If the Fund uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities. While the use of fair value pricing is intended to result in an NAV calculation that fairly reflects security values as of the time of pricing, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

    - Since the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Fund would use fair value pricing - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated Its NAV.

    - When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services, and these values may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining securities of 60 days or less, the Fund uses the security's amortized cost. Amortized costs and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

    - The Fund may consider a variety of factors when determining the fair value of an illiquid security. Such considerations may include, but are not limited to, fundamental analytical data relating to the security; the nature and duration of any restriction on the disposition of the security; special reports prepared by analysts; information as to any transactions or offers with respect to the security; the price and extent of public trading in similar securities of the issuer or compatible companies and other relevant matters, information as to any transactions or offers with respect to the security, other news events, or any other relevant information.

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


12 | Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

The Fund does not accommodate frequent trading by shareholders. The Fund and/or its service providers will take steps to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a round trip as a redemption (exchange) out of the Fund followed by a purchase (exchange) back into the Fund.

o The Fund currently assesses a redemption fee of 2% on redemptions by shareholders of Fund shares within 90 days of purchase (subject to certain exceptions as discussed below in "Redemption Fees").

o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.


The Fund and/or its service providers will apply these policies to the best of their abilities in a manner they believe is consistent with the interests of the Fund's long-term shareholders.


Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.


REDEMPTION FEES


In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, sales or exchanges out of the Fund within 90 days of purchase are currently subject to a 2% redemption fee.


Any redemption fee will not be assessed against persons who hold their shares through a single qualified retirement plan or other omnibus account arrangement where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. We reserve the right nonetheless to impose the fee on these accounts when a pattern of trading in an account emerges that is harmful to the Fund. In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange. Dividends and capital gains are not subject to the redemption fee.

EXCHANGING SHARES

o You may exchange Class II Shares of the Fund for Class II Shares of another Constellation Fund, subject to any applicable limitations resulting from the closing of Funds to new investors.

13 | Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

o When you exchange shares, you are selling your shares and buying other Fund shares. Your sale price and purchase price will be based on the NAV next calculated after the Transfer Agent receives your exchange request.

o As discussed above under "Market Timing Policies and Procedures," we limit the number of exchanges to four "round trips" during any calendar year. A round trip is a redemption (exchange) out of a Fund followed by a purchase (exchange) back into the Fund. If a shareholder exceeds 4 exchanges per calendar year, or if the Fund determines, in its sole discretion, that a shareholder's exchange activity is short-term in nature or otherwise not in the best interest of the Fund, the Fund may bar the shareholder from making further exchanges or purchases.

o We may change or cancel our exchange policy at any time upon 60 days' notice.

o Currently, Class II Shares of the Fund may be exchanged or converted for Class I Shares of the Constellation Sands Capital Select Growth Fund, so long as the minimum investment requirement for such Fund is met.


PURCHASES, SALES AND EXCHANGES THROUGH FINANCIAL INSTITUTIONS

    You may also purchase, sell or exchange shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may differ from the procedures for investing directly in the Fund. For example, in order for your transaction to be processed on the day that the order is placed, your financial institution may require you to place your order at an earlier time in the day than would be required if you were placing the order directly with the Fund. This allows the financial institution time to process your request and transmit it to us.

    Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.


LIMITATIONS ON PURCHASES, SALES AND EXCHANGES

o The Fund will only accept purchase or exchange requests that are in good order ( "Good Order "). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's name, street address, tax identification number, and other identification required by law or regulation. You may be required to provide photo identification such as a driver's license or passport, and a representative of the Fund may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify your identity, The Fund reserves the right to not open or close your account or take such other steps as we deem reasonable. We can accept purchases only in U.S. dollars drawn on U.S. banks. We cannot accept cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks). The Fund may reject or cancel any purchase orders, including exchanges, for any reason.

o The Fund will normally send your sale proceeds within three Business Days after they receive your redemption request, but it may take up to seven days. If you recently purchased your shares by check or through the Automated Clearing House (ACH), redemption proceeds may not be available, or exchange requests may not be permitted, until your investment has cleared (which for checks may take up to 15 days from the date of purchase).

o The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Fund's Statement of Additional Information
    (SAI).


14 | Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS


HOW TO OPEN AN ACCOUNT


BY TELEPHONE

Call 1-866-242-5742 (Option 3) between 9:00 A.M. and 4:00 P.M. (Eastern time). You must authorize each type of transaction on your account application that accompanies this Prospectus. If you call, the Fund's representative may request personal identification and record the call.

If you already have an account and you have authorized telephone transactions, you may open an account in another Constellation Fund. The registration on the accounts must be identical.


BY INTERNET

You can only open an account online if you already have an existing Constellation Funds account. The registration on the account must be identical. The Funds' website is www.constellationfundsgroup.com.


BY MAIL

Send the completed application that accompanies this Prospectus and a check payable to the Constellation Funds to:

           By regular mail                     By express or overnight mail
           Constellation Funds                 Constellation Funds
           P.O. Box 219520                     c/o DST Systems Inc.
           Kansas City, MO 64105-9520          330 W. 9th Street
                                               Kansas City, MO 64105


Checks must be in U.S. dollars and drawn on U.S. banks. The Fund does not accept third party checks, credit card checks, checks issued by internet banks, money orders, traveler's checks or cash.


BY WIRE

Please contact a Constellation Funds' representative at 1-866-242-5742 (Option
3) to let us know that you intend to make your initial investment by wire. You will be given a fax number to which you should send your completed account application. You will receive a telephone call from our representatives with your new account number. Wire funds to:

         United Missouri Bank of Kansas NA
         ABA #101000695
         Account # 9870964856
         Further Credit: [Name of Fund], shareholder name and Constellation
                         Funds account number


AUTOMATIC TRANSACTIONS

You can open an account through our Systematic Investment Plan ($100 minimum). You must elect this option on your account application. Please call a Constellation Funds representative at 1-866-242-5742 for assistance.


15 | Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS


HOW TO ADD TO AN ACCOUNT


BY TELEPHONE

Current shareholders may purchase shares by telephone if they have previously requested this privilege on the account application. Call 1-866-242-5742 and provide your account number to the Constellation Funds representative. You must then instruct your bank to wire the money. Please see the wire instructions below.


BY INTERNET

You can make additional investment by going to our website at www.constellationfundsgroup.com. Use your existing account number and tax ID number to create a personal identification number (PIN). These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.


BY MAIL

Please send your check payable to the Constellation Funds along with a signed letter stating the name of the fund and your account number.


BY WIRE

Please contact a Constellation Funds' representative at 1-866-242-5742 to let us know that you intend to send money by wire. Wire funds to:

        United Missouri Bank of Kansas NA
        ABA #101000695
        Account # 9870964856
        Further credit: [include Name of fund, shareholder name and your
                        Constellation Funds account number]


AUTOMATIC TRANSACTIONS

Regularly scheduled investments ($25 minimum) can be deducted automatically from your bank checking or savings account. You can arrange monthly, quarterly, semi-annual or annual automatic investments.


16 | Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS


HOW TO SELL SHARES


BY TELEPHONE

You may sell shares by calling 1-866-242-5742 provided that you have previously requested this privilege on your account application. The Fund will send money only to the address of record via check, ACH or by wire. Your bank may charge you a wire fee. The sale price of each share will be the next NAV determined after we receive your request.


BY INTERNET

Existing shareholders can sell shares via our website at www.constellationfundsgroup.com. The sale price of each share will be the next NAV determined after we receive your request. Redemptions will be funded via check, ACH or wire to the instructions of record. Your bank may charge a wire fee.


BY MAIL

Please send us a letter with your name, Fund name, account number and the amount of your request. All letters must be signed by the owners of the account. The sale price of each share will be the next NAV determined after we receive your request. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was opened.


BY WIRE

Proceeds from the sale of shares from your account may be wired to your bank account. Your bank may charge you a fee for this service. Please follow the instructions for "How to Sell Shares" by telephone above.


AUTOMATIC TRANSACTIONS

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under this Plan, you can arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Fund. The proceeds will be mailed to you by check or electronically transferred to your bank checking or savings account.


17 | Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

HOW TO EXCHANGE SHARES

BY TELEPHONE

You may exchange shares on any Business Day by calling the Fund at 1-866-242-5742, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check of through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY MAIL

You may exchange shares on any Business Day by writing to the Fund, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY WIRE

Not applicable

AUTOMATIC TRANSACTIONS

Not applicable

OTHER POLICIES

FOREIGN INVESTORS

The Fund does not generally accept investments by non-US persons. Non-US persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund's Investor Services Team, at 1-866-242-5742, for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, social security number, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if you do not provide the required identifying information.

In certain instances, the Fund is required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Fund shall have no obligation with respect to the terms of any such document.

The Fund or its agent will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a time period established in its sole discretion, which may change from time to time, it will reject your application or close your account at the then-current day's NAV (less any applicable sales charges) and remit proceeds to you via check.

Upon the Transfer Agent's receipt of your application in good order, your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in good order.

However, the Fund reserves the right to close your account at the then-current day's net asset value (less any applicable sales charges) and remit proceeds to you via check if they are unable to verify your identity. The Transfer Agent or other representatives of the Fund will attempt to verify your identity within a timeframe established in their sole discretion (e.g., 96 hours), which may change from time to time. The Fund further reserves the right to hold your proceeds until your check for the purchase of Fund shares clears the bank, which may take up to 15 days from the date of purchase. Because your purchase price may be different from the price upon redemption, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.


18 | Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. The Fund will take these actions when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or by applicable law.

PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio security holdings is available in the SAI.

REDEMPTIONS IN-KIND
The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, the securities that you receive would be subject to market risk until they were sold.

TELEPHONE/ONLINE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone or via our website (www.constellationfundsgroup.com) is extremely convenient, but not without risk. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. So long as we follow these safeguards and procedures, we generally will not be responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transact business with us over the telephone or via our website, you will generally bear the risk of any loss.


SIGNATURE GUARANTEES
A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including:

o   Written requests for redemptions in excess of $50,000;

o All written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and

o Redemption requests that provide that the proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature from a notary public is not sufficient.

19 | Prospectus

DIVIDENDS, DISTRIBUTIONS AND TAXES



DISTRIBUTION OF FUND SHARES

Constellation Investment Distribution Company, Inc. (the "Distributor "), a registered broker-dealer that is owned and operated by Constellation Holdings LLC, serves as Distributor of the Fund.

The Fund has adopted a Distribution and Shareholder Service Plan for its Class II Shares (the "Class II Plan") that allows the Fund to pay distribution and/or service fees to the Distributor and other firms that provide distribution and/or shareholder services ("Service Providers"). If a Service Provider provides distribution services, the Fund may pay distribution fees to the Distributor at an annual rate not to exceed 0.75% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. Currently, the Fund is not authorized to pay distribution fees under the Class II Plan. If a Service Provider provides shareholder services, the Fund may pay service fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor will, in turn, pay the Service Provider for the services it provides. The Fund is authorized to pay shareholder service fees under the Class II Plan. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

CIMCO provides additional cash payments and/or non-cash compensation out of its own resources and not out of Fund assets to some (but not necessarily all) financial intermediaries who sell shares of the Fund to their clients or otherwise assist in the marketing of Fund shares and/or the provision of services to shareholders. These payments include fees payable to mutual fund "platforms," such as those maintained by Charles Schwab & Co., Inc., as well as those paid to retirement plan administrators and service providers and other parties who provide valuable services to clients and their representatives, including referral services and similar programs. These arrangements are sometimes referred to as "revenue sharing" arrangements, and are supplemental to any shareholder services paid for out of or through the Funds' shareholder service plan. In addition, from time to time, CIMCO and/or its affiliate, the Distributor, may pay non-cash compensation to brokers and other financial intermediaries in the form of sponsorship support of regional or national events, as well as occasional gifts, meals, event tickets or other entertainment. Investors may obtain additional information about these arrangements, including the potential conflicts of interests that such arrangements may present or create, from their intermediaries.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its income annually as a dividend to shareholders.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

20 | Prospectus

DIVIDENDS, DISTRIBUTIONS AND TAXES


TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAXES. Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds that invest in foreign securities. In addition, the Fund may be able to pass along a tax credit for foreign income taxes they pay. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

More information about taxes is in the Fund's SAI.



21 | Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS


CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

The table that follows present performance information about Class II shares of the Fund, including while they were part of the Turner Funds. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for the Fund for the period ended September 30, 2004 were audited by KPMG LLP, independent registered public accounting firm. The financial highlights for the Fund for periods ending prior to September 30, 2004 were audited by other independent registered public accounting firms. The report of the independent registered public accounting firm, along with the Fund's financial statements and related notes, appears in the 2004 Annual Report for the Fund. You can obtain the annual report, which contains more performance information, at no charge by calling 1-866-242-5742. The Annual Report has been incorporated by reference into our SAI.


CONSTELLATION TIP CORE GROWTH FUND -- CLASS II SHARES (1)

FOR THE PERIODS ENDED SEPTEMBER 30:                                                      2004        2003       2002     2001(2)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                    $8.04       $6.29      $8.18      $10.00
Income From Investment Operations
    Net investment income (loss)                                                       (0.03)      (0.03)     (0.03)          --
    Realized and unrealized gains (losses) on investments                                0.83        1.78     (1.86)      (1.82)
    Total From Investment Operations                                                     0.80        1.75     (1.89)      (1.82)
Less Dividends and Distributions
    Dividends from net investment income                                                   --          --         --          --
    Distributions from capital gains                                                       --          --         --          --
    Total Dividends and Distributions                                                      --          --         --          --
    Net Asset Value, End of Period                                                      $8.84       $8.04      $6.29       $8.18
Total Return                                                                            9.95%      27.82%   (23.11)%   (18.20)%+
Ratios/Supplemental Data
    Net Assets, End of Period (000)                                                    $5,080      $5,528     $4,747      $6,949
    Ratio of Net Expenses to Average Net Assets++                                       1.25%       1.25%      1.25%       1.25%
    Ratio of Total Expenses to Average Net Assets                                       1.97%       2.14%      1.91%       5.35%
    Ratio of Net Investment Loss to Average Net Assets++                              (0.27)%     (0.34)%    (0.33)%     (0.20)%
    Portfolio Turnover Rate+++                                                           104%        187%       313%         91%


+   Returns are for the period indicated and have not been annualized.

++  Inclusive of directed brokerage arrangements, waivers and reimbursements.

+++ Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2) Commenced operations February 28, 2001. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.




22 | Prospectus

CONSTELLATION  FUNDS PRIVACY POLICY

In the course of doing business with shareholders, Constellation Funds collects nonpublic personal information about shareholders. "Nonpublic personal information" is personally identifiable financial information about shareholders. For example, it includes shareholders' social security number, account balance, bank account information and purchase and redemption history.

Constellation Funds collects this information from the following sources:

o   Information received from shareholders on applications or other forms;

o Information about shareholder transactions with us and our service providers, or others;

o Information received from consumer reporting agencies (including credit bureaus).


WHAT INFORMATION CONSTELLATION FUNDS DISCLOSE AND TO WHOM CONSTELLATION FUNDS DISCLOSES INFORMATION.
Constellation Funds only discloses nonpublic personal information collected about shareholders as permitted by law. For example, Constellation Funds may disclose nonpublic personal information about shareholders:

o To government entities, in response to subpoenas or to comply with laws or regulations.

o   When shareholders direct us to do so or consent to the disclosure.

o To companies that perform necessary services for Constellation Funds, such as data processing companies that the Funds use to process shareholders transactions or maintain shareholder accounts.

o   To protect against fraud.

INFORMATION ABOUT FORMER SHAREHOLDERS.
If a shareholder closes his or her account, we will adhere to the privacy policies and practices described in this notice.

HOW CONSTELLATION  FUNDS SAFEGUARDS INFORMATION.
Within Constellation Funds, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above), but only as permitted by law. Constellation Funds and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.


23 | Prospectus

Constellation Funds
Investment Adviser
Constellation Investment Management Company, LP
1205 Westlakes Drive, Suite 280
Berwyn, PA 19312

Investment Sub-Adviser

Turner Investment Partners, Inc.


Distributor
Constellation Investment Distribution Company Inc.
1205 Westlakes Drive, Suite 280
Berwyn, PA 19312

Legal Counsel
Morgan, Lewis & Bockius LLP


--------------------------------------------------------------------------------

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated January 31, 2005, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone               Call 1-866-242-5742

By Mail                    Write to Constellation Funds at:
                           P.O. Box 219520
                           Kansas City, Missouri 64105-9520

By Internet http://www.constellationfundsgroup.com


From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Constellation Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Fund's Investment Company Act registration number is 811-8104

                               CONSTELLATION FUNDS


                      CONSTELLATION CLOVER INCOME PLUS FUND
                    CONSTELLATION CLOVER LARGE CAP VALUE FUND
                      CONSTELLATION CLOVER CORE VALUE FUND
                    CONSTELLATION CLOVER SMALL CAP VALUE FUND
                   CONSTELLATION CLOVER CORE FIXED INCOME FUND
         CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND
            CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND
                     CONSTELLATION CHARTWELL HIGH YIELD FUND
                     CONSTELLATION HLAM LARGE CAP VALUE FUND
                CONSTELLATION HLAM LARGE CAP QUALITY GROWTH FUND
                  CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND
                    CONSTELLATION PITCAIRN SELECT VALUE FUND
                 CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND
                      CONSTELLATION PITCAIRN SMALL CAP FUND
                   CONSTELLATION PITCAIRN FAMILY HERITAGE FUND
                    CONSTELLATION PITCAIRN TAXABLE BOND FUND
                   CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND
                     CONSTELLATION SANDS SELECT GROWTH FUND
              CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND
                    CONSTELLATION TIP FINANCIAL SERVICES FUND
                CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND
                       CONSTELLATION TIP CORE GROWTH FUND
                     CONSTELLATION INTERNATIONAL EQUITY FUND
               CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

                                JANUARY 31, 2005


                               INVESTMENT ADVISER:
                 CONSTELLATION INVESTMENT MANAGEMENT COMPANY, LP

                            INVESTMENT SUB-ADVISERS:
                         CLOVER CAPITAL MANAGEMENT, INC.
                        CHARTWELL INVESTMENT PARTNERS LP
                         HILLIARD LYONS ASSET MANAGEMENT
                         PITCAIRN INVESTMENT MANAGEMENT
                       OECHSLE INTERNATIONAL ADVISORS, LLC
                    THE BOSTON COMPANY ASSET MANAGEMENT, LLC
                         SANDS CAPITAL MANAGEMENT, INC.
                        BRANDYWINE ASSET MANAGEMENT, LLC
                        TURNER INVESTMENT PARTNERS, INC.


This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Constellation Funds (the "Trust") and should be read in conjunction with the Constellation Funds' Prospectus dated January 31, 2005. The Prospectus may be obtained without charge by calling 1-866-242-5743.

                                TABLE OF CONTENTS

THE TRUST ..............................................................S-3

PERMITTED INVESTMENTS AND RISK FACTORS .................................S-4

INVESTMENT LIMITATIONS ................................................S-24

THE ADVISER ...........................................................S-28

THE ADMINISTRATOR .....................................................S-45

DISTRIBUTION AND SHAREHOLDER SERVICES .................................S-47

TRUSTEES AND OFFICERS OF THE TRUST ....................................S-48

COMPUTATION OF YIELD AND TOTAL RETURN .................................S-52

PURCHASE AND REDEMPTION OF SHARES .....................................S-59

DETERMINATION OF NET ASSET VALUE ......................................S-61

TAXES .................................................................S-61

PORTFOLIO TRANSACTIONS ................................................S-65

PORTFOLIO HOLDINGS ....................................................S-72

VOTING ................................................................S-73

DESCRIPTION OF SHARES .................................................S-73

SHAREHOLDER LIABILITY .................................................S-74

LIMITATION OF TRUSTEES' LIABILITY .....................................S-74

CODE OF ETHICS ........................................................S-74

PROXY VOTING ..........................................................S-74

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ............................S-75

CUSTODIAN .............................................................S-83

INDEPENDENT AUDITORS ..................................................S-83

LEGAL COUNSEL .........................................................S-83

FINANCIAL STATEMENTS ..................................................S-84

APPENDIX ...............................................................A-1

THE TRUST


This Statement of Additional Information relates only to the Constellation Clover Income Plus Fund ("Clover Income Plus Fund"), Constellation Clover Large Cap Value Fund ("Clover Large Cap Value Fund"), Constellation Clover Core Value Fund ("Clover Core Value Fund"), Constellation Clover Small Cap Value Fund ("Clover Small Cap Value Fund"), Constellation Clover Core Fixed Income Fund ("Clover Core Fixed Income Fund"), Constellation Chartwell Ultra Short Duration Fund ("Chartwell Ultra Short Duration Fund"), Constellation Chartwell Short Duration Fund ("Chartwell Short Duration Fund"), Constellation Chartwell High Yield Fund ("Chartwell High Yield Fund"), Constellation HLAM Large Cap Value Fund ("HLAM Large Cap Value Fund"), Constellation HLAM Large Cap Quality Growth Fund ("HLAM Large Cap Quality Growth Fund"), Constellation Pitcairn Diversified Value Fund ("Diversified Value Fund"), Constellation Pitcairn Select Value Fund ("Select Value Fund"), Constellation Pitcairn Diversified Growth Fund ("Diversified Growth Fund"), Constellation Sands Select Growth Fund ("Select Growth Fund"), Constellation Pitcairn Small Cap Fund ("Small Cap Fund"), Constellation Pitcairn Family Heritage Fund ("Family Heritage Fund"), , Constellation Pitcairn Taxable Bond Fund ("Taxable Bond Fund"), Constellation Pitcairn Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund"), Constellation TIP Small Cap Value Opportunities Fund ("TIP Small Cap Value Opportunities Fund"), Constellation TIP Financial Services Fund ("TIP Financial Services Fund"), Constellation TIP Healthcare & Biotechnology Fund ("TIP Healthcare & Biotechnology Fund"), Constellation TIP Core Growth Fund ("TIP Core Growth Fund"), Constellation International Equity Fund ("International Equity Fund") and Constellation Strategic Value and High Income Fund ("Strategic Value and High Income Fund"), (each a "Fund" and, together the "Funds"). Each is a separate series of Constellation Funds (formerly, Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust October 25, 1993, and amended on December 10, 1998 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio.

The Trust offers two separate classes of shares, Class I and Class II, which provide for variations in distribution and shareholder servicing costs. Except for differences between the Class I Shares and Class II Shares pertaining to distribution and shareholder servicing costs, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

Effective as of the close of business on May 7, 2004, the Clover Large Cap Value Fund, Clover Core Value Fund, Clover Small Cap Value Fund, Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund, Chartwell Short Duration Fund, Chartwell High Yield Fund, TIP Small Cap Value Opportunities Fund, TIP Financial Services Fund, TIP Healthcare & Biotechnology Fund, TIP Core Growth Fund, and Strategic Value and High Income Fund acquired all of the assets and liabilities of the Turner Funds' Turner Large Cap Value Fund, Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner High Yield Fund, Turner Small Cap Value Opportunities Fund, Turner Financial Services

Fund, Turner Biotechnology & Healthcare Fund, Turner Core Growth Fund, and Turner Strategic Value and High Income Fund (each a "Constellation Turner Fund"), respectively. Performance information relating to an aforementioned Fund presented prior to May 7, 2004 refers to the Fund's performance as a predecessor Turner Fund.

Effective as of the close of business on July 30, 2004, the Diversified Value Fund, Select Value Fund, Diversified Growth Fund, Select Growth Fund, Small Cap Fund, Family Heritage Fund, International Equity Fund, Taxable Bond Fund, and Tax-Exempt Bond Fund, a acquired all of the assets and liabilities of the Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Select Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage Fund, Pitcairn International Equity Fund, Pitcairn Taxable Bond Fund, and Pitcairn Tax-Exempt Bond Fund (each a "Constellation Pitcairn Funds"), respectively. Performance information relating to an aforementioned Fund presented prior to July 30, 2004 refers to the Fund's performance as a predecessor Pitcairn Fund.

Effective as of the close of business on November 5, 2004, the HLAM Large Cap Quality Growth Fund acquired all of the assets and liabilities of the Hilliard Lyons Growth Fund, Inc. (the "predecessor HLAM Growth Fund"). Performance information relating to this Fund presented prior to November 5, 2004 refers to the Fund's performance as the predecessor HLAM Growth Fund.


PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectus. Each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below unless otherwise indicated.

AMERICAN DEPOSITARY RECEIPTS ("ADRs")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Clover Core Fixed Income Fund and the Chartwell Short Duration Funds will not invest in ADRs.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Chartwell Short Duration Funds will not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (e.g., TGRs, TRs, and CATs). See later in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Clover Core Fixed Income Fund and the Chartwell Short Duration Funds will not invest in equity securities.

EQUITY-LINKED WARRANTS

Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the rice, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars, U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDSSM, NASDAQ 100 Shares, and iShares.

ETFs are considered investment companies under the 1940 Act. Ordinarily investments in ETFS are subject to the limitations on investments in other investment companies, as described in the section "Investment Companies" below. However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, CIMCO or the Fund's Sub-Adviser will review the situation and take appropriate action.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.

Also, when a Manager anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into United States dollars. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

GOVERNMENT PASS-THROUGH SECURITIES

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within HUD. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

MORTGAGE DOLLAR ROLLS

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. Government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

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ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOs")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, CIMCO will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds CIMCO advises. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian imposes a practical limit on the leverage these transactions create. As a matter of operating policy, no Fund will purchase additional securities when borrowings exceed 5% of total assets. In addition, the Chartwell Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be comparable or less than that of a three-year U.S. Treasury note.

LOAN PARTICIPATIONS

The High Yield Fund may invest in loan participations. Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank, which has negotiated and structured the loan to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

LOWER RATED SECURITIES

The Funds, except for the Core Fixed Income Fund and the Short Duration Funds, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, CIMCO could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the tax code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

MUNICIPAL SECURITIES

The Pitcairn Taxable Bond Fund and the Pitcairn Tax-Exempt Bond Fund may invest in municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. The two principal classifications of municipal securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. A Fund may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state and are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "municipal securities." Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

Municipal securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by HUD. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

The quality of municipal securities, both within a particular classification and between classifications, will vary, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality municipal securities with the same maturity, interest rate and rating(s) may have different yields, while municipal securities of the same maturity and interest rate with different rating(s) may have the same yield.

An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

MUNICIPAL LEASES

The Pitcairn Taxable Bond Fund and Pitcairn Tax-Exempt Bond Fund may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation.

NON-DIVERSIFICATION


The HLAM Large Cap Quality Growth, Pitcairn Select Value, Pitcairn Family Heritage(R), Sands Capital Select Growth, TIP Financial Services, TIP Healthcare & Biotechnology and TIP Tax-Managed U.S. Equity Funds are non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although CIMCO or the sub-advisers generally do not intend to invest more than 5% of a Fund's assets in any single issuer (with the exception of securities that are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that each Fund be diversified (i.e., not invest more than 5% of its assets in the securities of any one issuer) as to 50% of its assets.


OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the investment strategies employed by the Funds. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. Please refer to the table under the section "Portfolio Transactions" for each Fund's portfolio turnover rate.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.

In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (CIMCO monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

REVERSE DOLLAR ROLL TRANSACTIONS

Each Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's Custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. Current SEC policies and interpretations limit the Funds from loaning more than 33 1/3% of their total assets.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

The Clover Core Fixed Income Fund and the Chartwell Short Duration Funds will not utilize short sales as an investment technique.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS; INSTRUMENTALITIES

Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS

Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission ("SEC") or issue securities under Rule 144A of the 1933 Act, as amended. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed in "Foreign Securities," above.

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and Receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy income distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Corporate and Municipal Zero Coupon Securities: Corporate or Municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

GENERAL INVESTMENT POLICIES

The following investment policies are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Chartwell Short Duration Funds) of its net assets in illiquid securities.

Each Fund, except the Chartwell Short Duration Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or used of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy. With respect to the restrictions on issuing senior securities, the Funds may borrow money from banks as permitted under the 1940 Act.

The Clover Large Cap Value Fund, Clover Core Value Fund, Clover Small Cap Value Fund, Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund, Chartwell Short Duration Fund, Chartwell High Yield Fund, TIP Small Cap Value Opportunities Fund, TIP Financial

Services Fund, TIP Healthcare & Biotechnology Fund, TIP Core Growth Fund, and Strategic Value and High Income Fund, and HLAM Large Cap Value Fund may not:


1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the TIP Financial Services, TIP Healthcare & Biotechnology, and TIP Core Growth Funds.


2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes. This limitation does not apply to the TIP Financial Services Fund (which invests 25% or more of its total assets in securities of issuers conducting their principal business activities in the financial services industry) or the TIP Healthcare & Biotechonology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, these Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Sands Select Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage Fund, International Equity Fund, Pitcairn Taxable Bond Fund, Pitcairn Tax-Exempt Bond Fund and Pitcairn Income Plus Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8. Each of the Pitcairn Diversified Value, Pitcairn Small Cap, Pticairn Diversified Growth, International Equity, and Pitcairn Tax-Exempt Bond Funds may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

In addition, the Pitcairn Tax-Exempt Bond Fund, under normal circumstances, must invest its Assets (net assets plus the amount of borrowings for investment purposes) so that at least 80% of the income it distributes will be exempt from federal income tax.

The HLAM Large Cap Quality Growth Fund may not:

1. Invest 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

2. Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not to exceed 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities.

4. Pledge, hypothecate, mortgage, or otherwise encumber its assets except to the extent necessary to secure borrowings permitted by restriction
        (2) above.

5. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security.

6.      Make short sales of securities, except short sales "against-the-box."

7.      Make loans, except through repurchase agreements.

8. Purchase the shares of any open-end investment company (other than as part of a merger, consolidation or acquisition of assets), in an amount exceeding 3% of such company's total outstanding voting stock or 5% of the Fund's total assets or, together with all other investment company shares held by the Fund, 10% of the Fund's total assets.

9. Invest 15% or more of its average net assets at time of purchase in illiquid investments, including (a) repurchase agreements having a duration of more than seven days, (b) securities lacking a readily available market, and (c) restricted securities. For purposes of this investment restriction, securities lacking readily available markets include securities of foreign issuers not listed on a recognized foreign or United States stock exchange. "Restricted securities" means securities acquired under circumstances in which the Fund might not be free to sell such securities without their registration under the 1933 Act or the availability of an appropriate exemption from registration.

10. Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

11. Invest in oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the securities of companies that invest in or sponsor these programs.

12.     Purchase or sell commodities or commodity futures contracts.

13.     Write or sell puts, calls, straddles, spreads or combinations thereof.

14. Invest in companies for the purpose of exercising control, except transactions involving investment companies for the purpose of effecting mergers or other corporate reorganizations between the Fund and such other investment companies.

15.     Issue any senior securities.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by
Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the TIP Short Duration Funds) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

4. The Predecessor Turner Funds may not invest in companies for the purpose of exercising control.

5. The Predecessor Turner Funds may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. The Predecessor Turner Funds may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

THE ADVISER

The Trust and Constellation Investment Management Company, LP (formerly Concentrated Capital Management, LP, "CIMCO" or the "Adviser"), have entered into an advisory agreement (the "Advisory Agreement") dated March 4, 2004. CIMCO is a professional investment management firm founded on May 19, 2000. Under the Advisory Agreement, the Adviser continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each Fund's Sub-Adviser(s). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

MANAGER OF MANAGERS OPTION

The Trust may, on behalf of a Fund, seeks to achieve its investment objective by using a "manager of managers" structure. Under a manager of managers structure, CIMCO acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among sub-advisers, and to recommend that the Trustees hire, terminate or replace sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional Sub-Advisers for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager-of-managers approach is chosen.

For the fiscal years ended September 30, 2002, 2003 and 2004, the Constellation Turner Funds, the HLAM Large Cap Value Fund and the Clover Income Plus Fund paid (waived) the following advisory fees and reimbursed the following expenses:



                                       ADVISORY FEES PAID
                                      (EXPENSES REIMBURSED)                          ADVISORY FEES WAIVED
                          ---------------------------------------------   ------------------------------------------
                              2002              2003           2004           2002           2003           2004
                          ------------      ------------   ------------   -----------    ------------   ------------
Large Cap Value Fund      $      8,032      $      8,359                  $    30,717    $     24,360
Core Value Fund           $    345,170      $    329,028                  $    13,528    $          0
Small Cap Value Fund      $  4,045,838      $  3,290,435                  $         0    $          0
Small Cap Value
 Opportunities Fund       $    (17,194)     $    (22,020)                 $     4,560    $     38,637
Financial Services Fund   $     34,332      $    125,058                  $    98,891    $     42,886
Healthcare &
 Biotechnology Fund       $     52,430      $     66,269                  $    26,047    $     17,829
Tax-Managed U.S. Equity
 Fund                     $     28,067      $     (6,858)                 $   (19,531)   $     46,245
Strategic Value and High
 Income Fund                         *      $    (23,791)                           *    $     23,901
Core Fixed Income Fund    $    121,337      $    155,373                  $    45,294    $     37,511
High Yield Fund           $    (28,879)(1)  $     14,286                  $    67,217(1) $     37,391
Ultra Short Duration Fund $     17,966      $    237,679                  $   554,009    $  1,555,099
Short Duration Fund       $      7,966      $     99,877                  $   338,313    $    623,250
HLAM Large Cap Value Fund            *                 *                            *               *
Clover Income Plus Fund              *                 *              *             *               *              *

*   Not in operation during the period.
(1) Of this amount, the Fund's investment adviser previous to Turner, Penn Capital Management Company reimbursed $37,386 and waived $38,574 for the period between September 30, 2000 and January 15, 2001.

For the fiscal years ended October 31, 2002, and 2003, and the fiscal period ended September 30, 2004, the Constellation Pitcairn Funds paid (waived) the following advisory fees and reimbursed the following expenses:

                                       ADVISORY FEES PAID
                                      (EXPENSES REIMBURSED)                          ADVISORY FEES WAIVED
                          ---------------------------------------------   ------------------------------------------
                              2002              2003           2004           2002           2003           2004
                          ------------      ------------   ------------   -----------    ------------   ------------
Diversified Value Fund    $    813,639      $    712,673                  $   154,726    $   165,747
Select Value Fund         $    315,657      $    234,137                  $    98,360    $   106,492
Diversified Growth Fund   $    576,917      $    461,482                  $   124,045    $   125,125
Select Growth Fund        $    226,983      $    204,967                  $   105,478    $   102,912
Small Cap Fund            $    212,119      $    460,367                  $    68,507    $    52,270
Family Heritage Fund      $    619,489      $    493,897                  $    68,740    $   100,922
International Equity Fund $    784,520      $    533,394                  $   161,088    $   254,090
Taxable Bond Fund         $     74,056      $     59,632                  $    74,320    $    97,083
Tax-Exempt Fund           $    178,892      $    184,149                  $   157,408    $   159,640


*  Not in operation during the period.


For the fiscal years ended December 31, 2002 and 2003, and the fiscal period ended September 30, 2004, the HLAM Large Cap Quality Growth Fund paid (waived) the following advisory fees and reimbursed the following expenses:

                                       ADVISORY FEES PAID
                                      (EXPENSES REIMBURSED)                          ADVISORY FEES WAIVED
                          ---------------------------------------------   ------------------------------------------
                              2002              2003           2004           2002           2003           2004
                          ------------      ------------   ------------   -----------    ------------   ------------
HLAM Large Cap Quality
 Growth Fund              $    330,832      $    114,591                  $     87,049   $    210,530


As described in the prospectus, the Funds are subject to base investment advisory fees that may be adjusted if a Fund outperforms or under-performs a stated benchmark. These performance fee adjustments will take effect after the Funds have been in operation for more than one year (except for the TIP Financial Services Fund and the TIP Healthcare & Biotechnology Funds, which were subject to a performance-based fee prior to their reorganization into the Constellation Funds on May 7, 2004 and for which performance-based fees are already being implemented). Set forth below is information about the advisory fee arrangements of these Funds:



                                                                                                                 HIGHEST /
                                                                                                  ANNUAL          LOWEST
                                                                               BASE ADVISORY    ADJUSTMENT       POSSIBLE
        FUND               BENCHMARK        REQUIRED EXCESS PERFORMANCE             FEE            RATE        ADVISORY FEE
--------------------   -----------------  --------------------------------     -------------   ------------    -------------
TIP Small Cap Value    Russell 2000
Opportunities Fund     Value Index                    +/- 3.00%                    0.95%         +/- 0.15%     1.10% / 0.80%

                       S&P 500
TIP Financial          Financials
Services Fund          Index                          +/- 3.00%                    1.00%         +/- 0.25%     1.25% / 0.75%

TIP Healthcare &       S&P 500
Biotechnology Fund     Healthcare
                       Index                          +/- 3.00%                    1.00%         +/- 0.25%     1.25% / 0.75%

TIP Core Growth Fund   S&P 500 Index                  +/- 3.00%                    0.75%         +/- 0.15%     0.90% / 0.60%

                                                  +/- 5.01% or more              + 0.80%         +/- 0.10
                                                 +/- 4.01% to 5.00%                              +/- 0.075%
                                                 +/- 3.01% to 4.00%                               +/- 0.05%
                                                 +/- 2.01% to 3.00%                              +/- 0.025%
Income Plus Fund       S&P 500 Index              +/- 2.00% or less                                  0         0.90% / 0.70%

                                           +/- 2.01 to 3.00% = +/- 0.025%                        +/- 0.025%
                                           +/- 3.01 to 4.00% = +/- 0.050%                        +/- 0.050%
Clover Large Cap       Russell 1000        +/- 4.01 to 5.00% = +/- 0.075%                        +/- 0.075%
Value Fund             Value Index         +/- 5.01 and above = +/- 0.10%          0.74%         +/- 0.10%     0.84% / 0.64%

                                          +/- 2.01 to 3.00% = +/- 0.03125%                     +/- 0.03125%
                                          +/- 3.01 to 4.00% = +/- 0.0620%                      +/- 0.0620%
Clover Core Value      Russell 3000       +/- 4.01 to 5.00% = +/- 0.09375%                     +/- 0.09375%      0.865% /
Fund                   Index              +/- 5.01 and above = +/- 0.125%          0.74%       +/- 0.125%         0.615%

                                          +/- 2.01 to 3.00% = +/- 0.0375%                      +/- 0.0375%
                                          +/- 3.01 to 4.00% = +/- 0.0750%                      +/- 0.0750%
Clover Small Cap       Russell 2000       +/- 4.01 to 5.00% = +/- 0.1125%                      +/- 0.1125%
Value Fund             Value Index        +/- 5.01 and above = +/- 0.15%           0.85%       +/- 0.15%       1.00% / 0.70%

                       Lehman             +/- 2.01 to 3.00% = +/- 0.02%                        +/- 0.02%
                       Brothers           +/- 3.01 to 4.00% = +/- 0.04%                        +/- 0.04%
Clover Core Fixed      Aggregate Bond     +/- 4.01 to 5.00% = +/- 0.06%                        +/- 0.06%
Income Fund            Index              +/- 5.01 and above = +/- 0.08%           0.45%       +/- 0.08%       0.53% / 0.37%

                       Merrill Lynch
Chartwell Ultra        3 Month U.S.
Short Duration Fixed   Treasury Bill
Income Fund            Index                         +/- 0.75%                     0.25%         +/- 0.06%     0.31% / 0.19%

                       Lehman
                       Brothers 1-3
Chartwell Short        Year U.S.
Duration Fixed         Government
Income Fund            Bond Index                    +/- 0.75%                     0.25%         +/- 0.06%     0.31% / 0.19%

                       Merrill Lynch
Chartwell High Yield   High Yield,
Fund                   Cash Pay Index                +/- 3.00%                     0.55%         +/- 0.10%     0.65% / 0.45%

                                           +/- 2.01 to 3.00% = +/- 0.025%                        +/- 0.025%
                                           +/- 3.01 to 4.00% = +/- 0.050%                        +/- 0.050%
HLAM Large Cap Value   Russell 1000        +/- 4.01 to 5.00% = +/- 0.075%                        +/- 0.075%
Fund                   Value Index         +/- 5.01 and above = +/- 0.10%          0.70%         +/- 0.10%     0.80% / 0.60%



HLAM Large Cap         Russell 1000
Quality Growth Fund    Growth Index                  +/- 3.00%                     0.75%         +/- 0.10%     0.85% / 0.65%

Diversified Value      Russell 1000
Fund                   Value Index                   +/- 2.00%                     0.70%         +/- 0.10%     0.80% / 0.60%

Select Value Fund      Russell 1000
                       Value Index                   +/- 3.00%                     0.70%         +/- 0.10%     0.80% / 0.60%

Diversified Growth     Russell 1000
Fund                   Growth Index                  +/- 2.00%                     0.70%         +/- 0.10%     0.80% / 0.60%

Select Growth Fund     Russell 1000
                       Growth Index                  +/- 3.50%                     0.85%         +/- 0.15%     1.00% / 0.70%

Small Cap Fund         Russell 2000
                       Index                         +/- 2.50%                     0.70%         +/- 0.10%     0.80% / 0.60%

Family Heritage(R)     Wilshire 5000
Fund                   Index                         +/- 2.50%                     0.90%         +/- 0.10%     1.00% / 0.80%

International Equity   MSCI All
Fund                   Country World
                       ex U.S. Index                 +/- 2.00%                     0.95%         +/- 0.10%     1.05% / 0.85%

Taxable Bond Fund      Lehman
                       Government/Credit
                       Index                         +/- 1.00%                     0.40%         +/- 0.08%     0.48% / 0.32%

Tax-Exempt Bond Fund   Lehman
                       Government
                       Municipal Bond
                       Index                         +/- 1.00%                     0.30%         +/- 0.06%     0.36% / 0.24%

Strategic Value and    50% / 50%
High Income Fund       Blend of
                       Russell 2000
                       Value Index
                       and Merrill
                       Lynch High
                       Yield, Cash
                       Pay Index                     +/- 3.00%                     0.10%         +/- 0.15%     0.15% / 0.05%



Each Fund's base fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Each Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the most current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Diversified Value Fund's average net assets as of a March 31 month-end was $55,000,000, the average net assets of the Fund over the 12-month period ending

March 31 was $50,000,000, and that it is not a leap year. The Diversified Value Fund's base fee for March is $32,699 ($55,000,000 x 0.70%, x 31/365). If the
Diversified Value Fund outperformed (or underperformed) the Russell 1000 Value Index by less than 2.00% over this performance period, then there is no adjustment to the Fund's base fee. If the Diversified Value Fund outperformed (or underperformed) the Russell 1000 Value Index by 2.00% or more over this performance period, then CIMCO's advisory fees would increase (or decrease) by $4,247 ($50,000,000 x 0.10%, x 31/365).

Because the adjustment to each Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

THE SUB-ADVISERS


Clover Capital Management, Inc. ("Clover Capital"), 400 Meridian Centre, Suite 200, Rochester, New York 14618, serves as investment sub-adviser to the Clover Large Cap Value, Clover Core Value, Clover Small Cap Value and Clover Core Fixed Income Funds. Clover Capital is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of Clover Capital and who control all of Clover Capital's outstanding voting stock. As of December 31, 2004, Clover Capital had discretionary management authority with respect to approximately $XX billion of assets. In addition to providing sub-advisory services to the Funds mentioned above, Clover Capital provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.


As described in the prospectus, Clover Capital will receive base investment sub-advisory fees with respect to each Fund that it sub-advises that may be adjusted if a Fund outperforms or under-performs a stated benchmark. Any such performance fee adjustments will take effect only after the Funds have been in operation for more than one year. Set forth below is information about the sub-advisory fee arrangements of these Funds:

                                                                                                      HIGHEST /
                                                                                                      LOWEST
                                                                        BASE                          POSSIBLE
                                                                    SUB-ADVISORY      ANNUAL       SUB-ADVISORY
      FUND             BENCHMARK      REQUIRED EXCESS PERFORMANCE       FEE       ADJUSTMENT RATE      FEE
------------------   --------------   ---------------------------   ------------  ---------------  -------------
                                           +/- 2.01 to 3.00%                       +/- 0.01875%
                                           +/- 3.01 to 4.00%                       +/- 0.0375%
Clover Large Cap     Russell 1000          +/- 4.01 to 5.00%                       +/- 0.05625%       0.445% /
Value Fund           Value Index          +/- 5.01 and above           0.37%       +/- 0.075%          0.295%

                                           +/- 2.01 to 3.00%                      +/- 0.025%
                                           +/- 3.01 to 4.00%                      +/- 0.05%
Clover Core Value    Russell 3000          +/- 4.01 to 5.00%                      +/- 0.075%
Fund                 Index                 +/- 5.01 and above          0.37%      +/- 0.10%           0.47% /

                                           +/- 2.01 to 3.00%                      +/- 0.028125%        0.27%
                                           +/- 3.01 to 4.00%                      +/- 0.05625%
Clover Small Cap     Russell 2000          +/- 4.01 to 5.00%                      +/- 0.084375%       0.6125% /
Value Fund           Value Index           +/- 5.01 and above          0.50%      +/- 0.1125%         0.3875%

Clover Core Fixed    Lehman                +/- 2.01 to 3.00%                      +/- 0.015%
Income Fund          Brothers              +/- 3.01 to 4.00%                      +/- 0.03%
                     Aggregate Bond        +/- 4.01 to 5.00%                      +/- 0.045%          0.285% /
                     Index                 +/- 5.01 and above          0.225%     +/- 0.06%           0.165%

                                           +/- 2.01 to 3.00%                      +/- 0.01875%
                                           +/- 3.01 to 4.00%                      +/- 0.0375%
Clover Income Plus                         +/- 4.01 to 5.00%                      +/- 0.05625%        0.675% /
Fund                 S&P 500 Index         +/- 5.01 and above          0.60%      +/- 0.075%           0.525%

Clover Capital's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Clover Capital's performance adjustment with respect to each sub-advised Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The sub-advised Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to Clover Capital's base fee.


Chartwell Investment Partners ("Chartwell), 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as investment sub-adviser to the Chartwell Ultra Short Duration Fixed Income, Chartwell Short Duration Fixed Income and Chartwell High Yield Funds. Chartwell is a professional investment management firm founded in 1997 by a team of experienced investment professionals who had been employees of Delaware Management Company of Philadelphia, Pennsylvania. As of December 31, 2004, Chartwell had discretionary management authority with respect to approximately $XX billion of assets.


As described in the prospectus, Chartwell will receive base investment sub-advisory fees with respect to each Fund that it sub-advises that may be adjusted if a Fund outperforms or under-performs a stated benchmark. Any such performance fee adjustments will take effect only after the Funds have been in operation for more than one year. Set forth below is information about the sub-advisory fee arrangements of these Funds:

                                                                                                         HIGHEST /
                                                                                                          LOWEST
                                                                           BASE                          POSSIBLE
                                                                       SUB-ADVISORY      ANNUAL        SUB-ADVISORY
       FUND              BENCHMARK      REQUIRED EXCESS PERFORMANCE        FEE       ADJUSTMENT RATE       FEE
--------------------   --------------   ---------------------------    ------------  ---------------   -------------
                       Merrill Lynch
Chartwell Ultra        3 Month U.S.
Short Duration Fixed   Treasury Bill
Income Fund            Index                     +/- 0.75%                0.125%        +/- 0.045%     0.17% / 0.08%

                       Lehman
                       Brothers 1-3
Chartwell Short        Year U.S.
Duration Fixed         Government
Income Fund            Bond Index                +/- 0.75%                0.125%        +/- 0.045%     0.17% / 0.08%

                       Merrill Lynch
Chartwell High Yield   High Yield,
Fund                   Cash Pay Index            +/- 3.00%                0.275%        +/- 0.075%     0.35% / 0.20%

Chartwell's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Chartwell's performance adjustment with respect to each sub-advised Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The sub-advised Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to Chartwell's base fee.


Hilliard Lyons Asset Management ("HLAM"), 501 South Fourth Street, Louisville, KY 40202, is a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons"). Hilliard Lyons is a wholly-owned subsidiary of The PNC Financial Services Group, Inc.("PNC"). PNC, a multi-bank holding company organized under the laws of Pennsylvania and headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. As of December 31, 2004, HLAM and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $XX billion.


As described in the prospectus, HLAM will receive base investment sub-advisory fees with respect to each Fund that it sub-advises that may be adjusted if a Fund outperforms or under-performs a stated benchmark. Any such performance fee adjustments will take effect only after the Funds have been in operation for more than one year. Set forth below is information about the sub-advisory fee arrangements of these Funds:

                                                                                                               HIGHEST /
                                                                                                                LOWEST
                                                                                                               POSSIBLE
                                         REQUIRED EXCESS                                       ANNUAL        SUB-ADVISORY
        FUND            BENCHMARK         PERFORMANCE           BASE SUB-ADVISORY FEE      ADJUSTMENT RATE       FEE
--------------------   ------------    ------------------     ---------------------------  ---------------   ------------
                                       +/- 2.01 to 3.00%                                     +/- 0.01875%
                                       +/- 3.01 to 4.00%                                     +/- 0.0375%
HLAM Large Cap Value   Russell 1000    +/- 4.01 to 5.00%                                     +/- 0.05625%      0.525% /
Fund                   Value Index     +/- 5.01 and above                0.45%               +/- 0.075%         0.375%

                                                              0.60% on first $40 million,
                                                              0.50% on next $110 million,
HLAM Large Cap         Russell 1000                            0.45% on assets over $150                       0.675% /
Quality Growth Fund    Growth Index         +/- 3.00%                   million               +/- 0.075%        0.525%

Hilliard Lyons' base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Hilliard Lyons' performance adjustment with respect to each sub-advised Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The sub-advised Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to Hilliard Lyons' base fee.


Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser for the TIP Small Cap Value Opportunities, TIP Financial Services, TIP Healthcare & Biotechnology, and TIP Core Growth Funds. As of December 31, 2004, Turner had over $XX billion in client assets under management. Turner is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.


As described in the prospectus, Turner will receive base investment sub-advisory fees with respect to each Fund that it sub-advises that may be adjusted if a Fund outperforms or under-performs a stated benchmark. Any such performance fee adjustments will take effect only after the Funds have been in operation for more than one year (except for the TIP Financial Services Fund and the TIP Healthcare & Biotechnology Funds, which were subject to a performance-based fee prior to their reorganization into the Constellation Funds on May 7, 2004 and for which performance-based fees are already being implemented). Set forth below is information about the sub-advisory fee arrangements of these Funds:

                                                                                                               HIGHEST /
                                                                                                                LOWEST
                                                                                 BASE                          POSSIBLE
                                                                             SUB-ADVISORY       ANNUAL       SUB-ADVISORY
        FUND              BENCHMARK         REQUIRED EXCESS PERFORMANCE          FEE       ADJUSTMENT RATE        FEE
--------------------   --------------      -----------------------------     ------------  ---------------   ------------
TIP Small Cap Value    Russell 2000                                                                            0.6125% /
Opportunities Fund     Value Index                   +/- 3.00%                  0.50%        +/- 0.1125%        0.3875%

                       S&P 500
TIP Financial          Financials                                                                              0.6875% /
Services Fund          Index                         +/- 3.00%                  0.50%        +/- 0.1875%        0.3125%

                       S&P 500
TIP Healthcare &       Healthcare                                                                              0.6125% /
Biotechnology Fund     Index                         +/- 3.00%                  0.50%        +/- 0.1125%        0.3875%

                                                                                                               0.4875% /
TIP Core Growth Fund   S&P 500 Index                 +/- 3.00%                  0.375%       +/- 0.1125%        0.2625%

Turner's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Turner's performance adjustment with respect to each sub-advised Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The sub-advised Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to Turner's base fee.


Pitcairn Investment Management ("Pitcairn"), a registered investment adviser, is a division of Pitcairn Trust Company ("PTC"). The principal business address of Pitcairn is One Pitcairn Place, Suite 3000, Jenkintown, Pennsylvania 19046. PTC was founded in 1987, and is a state-chartered trust company formed for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of PTC have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 75 years. Pitcairn was formed as a division of PTC in order to provide investment advisory and Manager selection services to the Trust. As a bank, within the meaning of the Investment Advisers Act of 1940, as amended, PTC is currently not required to register with the SEC as an investment adviser, and is not so registered. Beginning May 12, 2001, banks serving as advisers to mutual funds have been required to register with the SEC as investment advisers unless such services were performed through a "separately identifiable department or division," and not the bank itself, in which case the separately identifiable department or division could so register. Accordingly, Pitcairn was registered as an investment adviser with the SEC as a separately identifiable division within PTC effective March 27, 2001 pursuant to an order granted by the

SEC. As of December 31, 2004, Pitcairn had approximately $XX billion in assets under management.


As described in the prospectus, Pitcairn will receive base investment sub-advisory fees with respect to each Fund that it sub-advises that may be adjusted if a Fund outperforms or under-performs a stated benchmark. Any such performance fee adjustments will take effect only after the Funds have been in operation for more than one year. Set forth below is information about the sub-advisory fee arrangements of these Funds:

                                                                                                               HIGHEST /
                                                                                                                LOWEST
                                                                                                 ANNUAL        POSSIBLE
                                           REQUIRED EXCESS                                     ADJUSTMENT    SUB-ADVISORY
        FUND              BENCHMARK          PERFORMANCE           BASE SUB-ADVISORY FEE          RATE           FEE
--------------------   --------------     -----------------     ---------------------------    ----------    ------------
                                                                 0.65% on the value of the
                                                                 assets on the date of the
                                                                 reorganization, and 0.45%
Pitcairn Diversified   Russell 1000                               on the value of assets                       0.725% /
Value Fund             Value Index            +/- 2.00%             above that amount*         +/- 0.075%       0.675%

                                                                 0.65% on the value of the
                                                                 assets on the date of the
                                                                 reorganization, and 0.45%
Pitcairn Select        Russell 1000                               on the value of assets                       0.725% /
Value Fund             Value Index            +/- 3.00%             above that amount*         +/- 0.075%       0.675%

                                                                 0.65% on the value of the
                                                                 assets on the date of the
                                                                 reorganization, and 0.45%
Pitcairn Diversified   Russell 1000                               on the value of assets                       0.725% /
Growth Fund            Growth Index           +/- 2.00%             above that amount*         +/- 0.075%       0.675%

                                                                 0.65% on the value of the
                                                                 assets on the date of the
                                                                  reorganization plus $50
                                                                 million, and 0.50% on the
Pitcairn Small Cap     Russell 2000                             value of assets above that                     0.725% /
Fund                   Index                  +/- 2.50%                   amount*              +/- 0.075%       0.675%

                                                                 0.80% on the value of the
                                                                 assets on the date of the
                                                                  reorganization plus $50
                                                                 million, and 0.50% on the
Pitcairn Family        Wilshire 5000                            value of assets above that                     0.875% /
Heritage(R) Fund       Index                  +/- 2.50%                   amount*              +/- 0.075%       0.725%

                                                                 0.30% on the value of the
                                                                 assets on the date of the
                       Lehman                                    reorganization, and 0.25%
Pitcairn Taxable       Government/Credit                          on the value of assets
Bond Fund              Index                  +/- 1.00%             above that amount*         +/- 0.06%     0.36% / 0.24%

                       Lehman
                       Government
Pitcairn Tax-Exempt    Municipal Bond                            0.25% on the value of the                     0.295% /
Bond Fund              Index                  +/- 1.00%             assets in the Fund         +/- 0.045%       0.205%

* Levels of fund net assets for purposes of the fee breakpoints will be set as of the date of the reorganization.

Pitcairn's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Pitcairn's performance adjustment with respect to each sub-advised Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The sub-advised Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to Pitcairn's base fee.


Sands Capital Management, Inc. ("Sands Capital Management") located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209 serves as investment sub-adviser to the Constellation Sands Select Growth Fund. As a sub-adviser, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2004, Sands Capital Management had approximately $XX billion in assets under management.


As described in the prospectus, Sands Capital Management will receive base investment sub-advisory fees with respect to the Select Growth Fund that may be adjusted if the Fund outperforms or under-performs its stated benchmark. Any such performance fee adjustment will take effect only after the Fund has been in operation for more than one year. Set forth below is information about the sub-advisory fee arrangements of this Fund:

                                                                                                               HIGHEST /
                                                                                                                LOWEST
                                                                                                 ANNUAL        POSSIBLE
                                           REQUIRED EXCESS                                     ADJUSTMENT    SUB-ADVISORY
        FUND              BENCHMARK          PERFORMANCE           BASE SUB-ADVISORY FEE          RATE            FEE
------------------     --------------     -----------------     ---------------------------    -----------   ------------
                                                                  0.50% on the first $100
                                                                   million of allocated
                                                                   assets, and 0.45% on
                       Russell 1000                               allocated assets above                       0.6125% /
Select Growth Fund     Growth Index           +/- 2.50%                $100 million            +/- 0.1125%       0.3875%

Sands Capital Management's base fee with respect to the Select Growth Fund is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Sands Capital Management's performance adjustment with respect to the Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The sub-advised Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to Sands Capital Management's base fee.

Oechsle International Advisors, LLC ("Oechsle") has offices at One International Place, 23rd Floor, Boston, Massachusetts 02110. Oechsle served as the sole Manager of the International Equity Fund from its inception through December 31, 2002 and also served as the sub-adviser to the Pitcairn Trust Company International Common Trust Fund (the predecessor fund) from April 1, 1999 until the inception of the Pitcairn International Equity Fund. Oechsle was formed in 1986 and, as of December 31, 2004, it had approximately $XX billion of assets under management. Oechsle serves as one of three sub-advisers to the International Equity Fund, and Oechsle receives an investment sub-advisory fee of 0.40% of the average daily net assets allocated to it for sub-advisory purposes.

The Boston Company Asset Management, LLC ("TBCAM") has offices at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. TBCAM was founded in 1970 and is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2004, TBCAM had approximately $XX billion of assets under management. TBCAM serves as one of three sub-advisers to the International Equity Fund, and TBCAM receives an investment sub-advisory fee of 0.70% of the average daily net assets allocated to it for sub-advisory purposes.

Brandywine Asset Management, LLC ("Brandywine") has offices at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801. Brandywine was founded in 1986 and is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2004 Brandywine had approximately $XX billion of assets under management. Brandywine serves as one of three sub-advisers to the International Equity Fund.


As described in the prospectus, Brandywine will receive base investment sub-advisory fees with respect to the International Equity Fund that may be adjusted if the Fund outperforms or under-performs its stated benchmark. While the Fund will not pay any performance fee adjustment to the Adviser until after the Fund has been in operation for more than one year, the Adviser may calculate a performance-related adjustment to Brandywine's base sub-advisory fee during this interim period. Any such performance adjustment will be based, at least in part, upon performance achieved by Brandywine as sub-adviser to the Fund's predecessor, the Pitcairn International Equity Fund. Set forth below is information about the sub-advisory fee arrangements of this Fund:


                                                                                                               HIGHEST /
                                                                                                                LOWEST
                                                                                                 ANNUAL        POSSIBLE
                                                 REQUIRED EXCESS                               ADJUSTMENT    SUB-ADVISORY
        FUND                BENCHMARK              PERFORMANCE         BASE SUB-ADVISORY FEE      RATE            FEE
--------------------   ------------------        ---------------       ---------------------   ----------    -------------
                       Morgan Stanley
                       Capital
                       International All
                       Country World Free
International Equity   ex-U.S. Index
Fund                   ("EAFE")                     +/- 1.25%                  0.60%           +/- 0.10%     0.70% / 0.50%


Brandywine's base fee with respect to the International Equity Fund is accrued daily and paid quarterly, based on the Fund's average net assets during the current quarter. Brandywine's performance adjustment with respect to the Fund's performance is calculated monthly (and paid quarterly) by comparing the Brandywine sub-advised portion of the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The sub-advised Fund's annual performance adjustment rate is multiplied by the average net assets Brandywine sub-advised portion of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to Brandywine's base fee.

The Sub-Advisers manage a portion of each of their Funds' assets, which allocation is determined by the Trustees upon the recommendation of CIMCO. The Sub-Advisers make the investment decisions for the assets of the Funds allocated to it, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

For their respective services, the Sub-Advisers receive a fee from CIMCO, which is calculated daily and paid monthly. Each Sub-Advisory Agreement provides that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS


On January 29, 2004, the Board of Trustees held a meeting to decide, among other things, whether to hire CIMCO to serve as the investment adviser to the Funds, and whether to approve the respective sub-advisory agreements between CIMCO and Clover Capital, Turner, and Chartwell (the "Sub-Advisers") relating to the Clover Large Cap Value Fund, Clover Core Value Fund, Clover Small Cap Value Fund, Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund, Chartwell Short Duration Fund, Chartwell High Yield Fund, TIP Small Cap Value Opportunities Fund, TIP Financial Services Fund, TIP Healthcare & Biotechnology Fund, TIP Core Growth Fund, and Strategic Value and High Income Fund. In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO and the Sub-Advisers. The Trustees used this information, as well as information that other Fund service providers submitted to the Board, to help them decide whether to approve the Advisory and each Sub-Advisory Agreement.


Before this meeting, the Board requested and received written materials from CIMCO and the Sub-Advisers about their (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees the Funds are charged compared with the fees charged to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) CIMCO's and the Sub-Advisers' compliance systems; (h) CIMCO's and the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (i) CIMCO's and the Sub-Advisers' reputation, expertise and resources in domestic financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from CIMCO and the Sub-Advisers presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO's and the Sub-Advisers' advisory and sub-advisory fees and other aspects of their respective agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and the Sub-Advisers' oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the Advisory and Sub-Advisory Agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Advisory and Sub-Advisory Agreements are fair and reasonable; and (b) concluded that CIMCO's and the Sub-Advisers' fees are reasonable in light of the services that they provide to the Funds they advise.

On March 24, 2004 the Board of Trustees held a similar meeting to decide whether to approve an amendment to the CIMCO advisory agreement and to approve a sub-advisory agreement between CIMCO and Hilliard Lyons with respect to the HLAM Large Cap Value Fund. In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO and Hilliard Lyons. The Trustees used this information, as well as information that other Fund service providers submitted to the Board, to help them decide whether to approve the Hilliard Lyons Sub-Advisory Agreement.

Before this meeting, the Board requested and received written materials from CIMCO and the Hilliard Lyons about their (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees the HLAM Large Cap Value Fund is charged compared with the fees charged to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) CIMCO's and Hilliard Lyons' compliance systems; (h) CIMCO's and Hilliard Lyons' policies on and compliance procedures for personal securities transactions; and
(i) CIMCO's and Hilliard Lyons' reputation, expertise and resources in domestic financial markets.

At the meeting, representatives from CIMCO and Hilliard Lyons presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO's and Hilliard Lyons' advisory and sub-advisory fees and other aspects of their respective agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and the Sub-Advisers' oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the Advisory and Sub-Advisory Agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Advisory and Sub-Advisory Agreements are fair and reasonable; and (b) concluded that CIMCO's and the Sub-Advisers' fees are reasonable in light of the services that they provide to the Fund.

On June 14, 2004 the Board of Trustees held a similar meeting to decide whether to approve an amendment to the CIMCO advisory agreement and to approve respective sub-advisory agreements between CIMCO and Pitcairn, Oechsle, TBCAM, Brandywine and Sands Capital (the "Sub-Advisers") relating to the Diversified Value Fund, Select Value Fund, Diversified Growth Fund, Select Growth Fund, Small Cap Fund, Family Heritage Fund, International Equity Fund, Taxable Bond Fund, and Tax-Exempt Bond Fund. In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO and the Sub-Advisers. The Trustees used this information, as well as information that other Fund service providers submitted to the Board, to help them decide whether to approve the Advisory and each Sub-Advisory Agreement.

Before this meeting, the Board requested and received written materials from CIMCO and the Sub-Advisers about their (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees the Funds are charged compared with the fees charged to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) CIMCO's and the Sub-Advisers' compliance systems; (h) CIMCO's and the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (i) CIMCO's and the Sub-Advisers' reputation, expertise and resources in domestic financial markets; and (j) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from CIMCO and the Sub-Advisers presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO's and the Sub-Advisers' advisory and sub-advisory fees and other aspects of their respective agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and the Sub-Advisers' oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the Advisory and Sub-Advisory Agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Advisory and Sub-Advisory Agreements are fair and reasonable; and (b) concluded that CIMCO's and the Sub-Advisers' fees are reasonable in light of the services that they provide to the Funds they advise.

On August 6, 2004 the Board of Trustees held a similar meeting to decide whether to approve amendments to the CIMCO advisory agreement and the Hilliard Lyons sub-advisory agreement to include the HLAM Large Cap Quality Growth Fund. In preparation for the meeting, the

Board requested and reviewed a wide variety of information from CIMCO and Hilliard Lyons, including information recently received from CIMCO and Hilliard Lyons in preparation of the March 24, 2004 meeting discussed above. The Trustees used this information, as well as information that other Fund service providers submitted to the Board, to help them decide whether to approve the proposed amendments to the CIMCO advisory and Hilliard Lyons sub-advisory agreements.

Before this meeting, the Board requested and received written materials from CIMCO and Hilliard Lyons about their (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees the Fund is charged compared with the fees charged to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) CIMCO's and Hilliard Lyons' compliance systems; (h) CIMCO's and Hilliard Lyons' policies on and compliance procedures for personal securities transactions; (i) CIMCO's and Hilliard Lyons' reputation, expertise and resources in domestic financial markets; and (j) the predecessor Hilliard Lyons Large Cap Fund's historical performance compared with similar mutual funds.

At the meeting, representatives from CIMCO and Hilliard Lyons presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO's and Hilliard Lyons' advisory and sub-advisory fees and other aspects of their respective agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and Hilliard Lyons' oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the amendments to CIMCO's advisory and Hilliard Lyons' sub-advisory agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the amended advisory and sub-advisory agreements are fair and reasonable; and (b) concluded that CIMCO's and Hilliard Lyons' fees are reasonable in light of the services that they will provide to the Fund.

THE ADMINISTRATOR

The Trust and CIMCO (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Administration

Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

SEI Investments Global Funds Services ("SIGFS"), a Delaware business trust that has its principal business offices at Oaks, Pennsylvania 19456, serves as the Trust's Sub-Administrator. SIGFS served as the Administrator to the predecessor Turner Funds prior to May 1, 2002. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in SIGFS. SEI Investments and its subsidiaries and affiliates, including SIMC, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.


For the fiscal years ended September 30, 2002, 2003 and 2004 the Constellation Turner Funds, the HLAM Large Cap Value Fund and the Income Plus Fund paid the following administrative fees (net of waivers):

                                                ADMINISTRATIVE FEES PAID
                                         -------------------------------------
                                            2002          2003         2004
                                         ----------    ----------   ----------
        HLAM Large Cap Value
        Income Plus Fund                          *             *            *
        Large Cap Value Fund             $    7,662    $    6,380
        Core Value Fund                  $   70,857    $   64,152
        Small Cap Value Fund             $  693,450    $  558,673
        Small Cap Value Opportunities
         Fund                            $      697    $    2,513
        Financial Services Fund          $   21,764    $   19,441
        Healthcare & Biotechnology Fund  $    9,748    $   16,824
        Core Growth Fund                 $    9,289    $    7,579
        Strategic Value and High
         Income Fund                              *    $      158
        Core Fixed Income Fund           $   54,168    $   61,890
        High Yield Fund                  $   57,837(1) $   13,566
        Ultra Short Duration Fund        $  333,414    $  804,711
        Short Duration Fund              $  202,107    $  417,737

        *       Not in operation during the period.
        (1) Prior to May 1, 2002, SIGFS served as Administrator to the Fund. Of the amount shown, $38,279 and $19,558 was paid to SIGFS and Turner, respectively.

For the fiscal years ended October 31, 2002, and 2003 and the fiscal period ended September 30, 2004, the Constellation Pitcairn Funds paid the following administrative fees (net of waivers):

                                                ADMINISTRATIVE FEES PAID
                                         -------------------------------------
                                            2002          2003         2004
                                         ----------    ----------   ----------
        Diversified Value Fund           $  110,670    $  100,391
        Select Value Fund                $   70,047    $   70,000
        Diversified Growth Fund          $   81,775    $   70,882
        Select Growth Fund               $   70,047    $   70,000
        Small Cap Fund                   $   70,047    $   70,000
        Family Heritage Fund             $   70,487    $   70,000
        International Equity Fund        $   81,992    $   80,000
        Taxable Bond Fund                $   70,000    $   70,000
        Tax-Exempt Bond Fund             $   89,680    $   91,677


DISTRIBUTION AND SHAREHOLDER SERVICES

Constellation Investment Distribution Company, Inc. (formerly Turner Investment Distributors, Inc., the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 1205 Westlakes Drive, Berwyn, PA 19312. The Distributor is a registered broker-dealer, and is a wholly-owned by Constellation Partners LLC. The Distributor is affiliated through common ownership with CIMCO.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.


The Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage (R) Fund, Pitcairn Taxable Bond Fund, Pitcairn Tax-Exempt Bond Fund, Sands Capital Select Growth Fund, TIP Healthcare & Biotechnology Fund, TIP Core Growth Fund, TIP Small Cap Value Opportunities Fund, TIP Small Cap Equity Fund, International Equity Fund, and Strategic Value and High Income Fund, have adopted a Distribution and Shareholder Service Plan for Shares (the "Class II Plan") under which firms, including the Distributor, that provide shareholder and distribution services may receive compensation therefore. Under the Class II Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. The Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties.

In addition, the Funds may enter into such arrangements directly. Under the Class II Plan, a plan under which the provisions providing for distribution services were adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor is entitled to receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of distribution services, including: (i) compensation for its services in connection with distribution assistance; or
(ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. In addition, under the Class II Plan, the Distributor is entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or Service Providers; (iv) responding to inquiries from shareholders concerning their investment in Shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or its service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders. Currently, Funds are authorized to pay shareholder service fees, but not distribution fees, under the Class II Plan.


For the fiscal year ended September 30, 2004, the Funds paid the following in Distribution and Shareholder Servicing fees:

                                                                       2004
                                            ----------------------------------------------------------
                                            DISTRIBUTION FEES PAID     SHAREHOLDER SERVICING FEES PAID
                                            ------------------------   -------------------------------
Large Cap Value Fund
Core Value Fund
Small Cap Value Fund
Diversified Value Fund
Select Value Fund
Diversified Growth Fund
Select Growth Fund
Small Cap Fund
Family Heritage Fund
International Equity Fund
Taxable Bond Fund
Tax-Exempt Bond Fund
Small Cap Value Opportunities Fund
Financial Services Fund
Healthcare & Biotechnology Fund
Core Growth Fund
Strategic Value and High Income Fund
Core Fixed Income Fund
High Yield Fund
Ultra Short Duration Fund
Short Duration Fund

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. Trustees are experienced business persons, who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide essential management services to the Trust, and to review performance. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.

Unless otherwise noted, the business address of each Trustee and each Executive Officer is 1205 Westlakes Drive, Berwyn, PA 19312.

JOHN H. GRADY, JR. (DOB 06/01/61) - Trustee - President and CEO of CIMCO since 2003. Executive Vice President & Secretary from 2001 to 2003 - General Counsel, Chief Legal Officer of Turner from 2001 to 2003. CID President, Chief Operating Officer since September 2001. Partner, Morgan, Lewis & Bockius LLP (law firm) (October 1995-January 2001).

NON-INTERESTED TRUSTEES

RONALD FILANTE (DOB 11/19/45) - Trustee - Associate Professor of Finance, Pace University, since 1987.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee - Treasurer, Thomas Jefferson University, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee since 2004 - Executive Director, JFS Consulting. Consultant since 1999. Senior Vice President of Human Resources of Frontier Corporation (telecommunications company), (1993-1999).

EXECUTIVE OFFICERS

PETER GOLDEN (DOB 6/27/64) - SEI Investments, Oaks PA, 19456 - Controller and Chief Financial Officer since 2001 - Director of Funds Accounting of SEI Investments (investment management company) since June 2001; Previously, Vice President of Fund Administration, J.P. Morgan Chase & Co. (investment bank), March 2000 to April 2001; Vice President, Fund and Pension Accounting, June 1997 to March 2000; Administration Officer/Mutual Fund Servicing Brown Brothers Harriman (private bank), May 1993 to June 1997.

LYDIA A. GAVALIS (DOB 06/05/64) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 1999 - Vice President and Assistant Secretary of SEI Investments

(investment management company) since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange (stock exchange), 1989-1998.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Vice President and Assistant Secretary of SEI Investments (investment management company) since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (investment management company) (1998 - 2000). Associate at Pepper Hamilton LLP (law firm) (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm) (1994-1997).

TIMOTHY D. BARTO (DOB 3/28/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments (investment management company) since December 1999. Associate at Dechert Price & Rhoads (law firm) (1997-1999). Associate at Richter, Miller & Finn (law firm) (1994-1997).

CHRISTINE M. MCCULLOUGH (DOB 12/2/60) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000-Employed by SEI Investments (investment management company) since November 1, 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at White and Williams LLP (law firm) (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (law firm) (1990-1991).

ANTOINETTE C. ROBBINS (DOB 3/23/63) - Vice President since 2004 - Employed by CIMCO as Vice President and Director of Compliance since 2004. Previously, Vice President and Director of Compliance of Turner Investment Partners, Inc. (investment management company) (2002-2004). Senior Gift Planning Officer, American Civil Liberties Union (2001-2002). Assistant Vice President and Counsel, Equitable Life Assurance Society of the United States (insurance company) (1996-2002).

JOHN J. CANNING (DOB 11/15/70) - Vice President and Assistant Secretary since 2004 - Employed by CIMCO as Vice President and Director of Mutual Fund Administration and Operations since 2004. Previously, Assistant Director of Mutual Fund Administration and Operations, Sub-Advisory Institutional Service Product Manager for Turner Investment Partners, Inc. (investment management company) (2000-2004). Portfolio Implementation Analyst, SEI Investments (investment management company) (1998-2000). Transfer Agent Manager, Pilgrim Baxter and Associates (investment management company) (1998).

RAMI LIVELSBERGER (DOB 11/14/74) - Vice President and Assistant Secretary since 2004 - Employed by CIMCO as Vice President, Fund Governance since 2004. Previously, Compliance Officer, Legal Assistant for Turner Investment Partners, Inc. (investment management company) (2001-2004). Legal Assistant, Morgan, Lewis & Bockius LLP (law firm) (1999-2001).

SAEED FRANKLIN (DOB 8/1/75) - Vice President since 2004 - Employed by CIMCO as Vice President, Fund Administration since 2004. Previously, Broker Dealer Account Coordinator, Turner Investment Partners, Inc. (investment management company) (2003-2004). Performance Analyst, ING Variable Annuities (insurance company) (2001-2003). Senior Fund

Accountant, Bank of New York (investment bank) (1999-2001). Fund Accountant, PFPC Inc. (investment management company) (1997-1999).

FUND SHARES OWNED BY TRUSTEES. The following table shows a dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Act.

                                                         AGGREGATE DOLLAR RANGE OF
NAME                 DOLLAR RANGE OF FUND SHARES (FUND)  SHARES (ALL FUNDS)
-----------------    ----------------------------------  -------------------------
John H. Grady                       $  0                            $  0
Ronald Filante                      $  0                            $  0
Alfred C. Salvato                   $  0                            $  0
Janet F. Sansone                    $  0                            $  0


OWNERSHIP IN SECURITIES OF CIMCO AND RELATED COMPANIES

As reported to the Fund, the information in the following table reflects ownership by the non-interested Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

                                                     VALUE OF        PERCENT OF
                 OWNER AND                           SECURITIES ON   CLASS ON AN
                 RELATIONSHIP             TITLE OF   AN AGGREGATE    AGGREGATE
TRUSTEE          TO TRUSTEE     COMPANY   CLASS      BASIS           BASIS
--------------   ------------   -------   --------   -------------   -----------
Ronald Filante                  None
Alfred Salvato                  None
Janent Sansone                  None


The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of CIMCO. The independent Trustees receive an annual retainer of $22,000 payable quarterly. In addition, independent Trustees receive $2,500 for each regular or special in person board meeting and for any special board meeting held by telephone where a vote is taken. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. Compensation of officers and interested Trustees of the Trust is paid by CIMCO or the Administrator. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2004, there were four regular meetings and two special meetings of the Board of Trustees.

                             AGGREGATE                                                      TOTAL COMPENSATION FROM
                         COMPENSATION FROM          PENSION OR                                REGISTRANT AND FUND
                         REGISTRANT FOR THE    RETIREMENT BENEFITS    ESTIMATED ANNUAL     COMPLEX PAID TO TRUSTEES
   NAME OF PERSON,       FISCAL YEAR ENDED      ACCRUED AS PART OF      BENEFITS UPON      FOR THE FISCAL YEAR ENDED
     POSITION            SEPTEMBER 30, 2004       FUND EXPENSES          RETIREMENT           SEPTEMBER 30, 2004
---------------------    ------------------    -------------------    ----------------    ---------------------------
John Grady                       $ 0                   N/A                   N/A          $0 for service on one Board
Ronald Filante (1)               $                     N/A                   N/A          $ for service on one Board
Alfred Salvato(1)                $                     N/A                   N/A          $ for service on one Board
Janet Sansone(1)                 $                     N/A                   N/A          $ for service on one Board


(1)Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.


The Audit Committee is comprised of each of the independent Trustees. The independent Trustees receive a fee of $1,500 per audit committee attended, and the chairperson of the Audit Committee receives a fee of $1,000. The Audit Committee met [four] times during the most recently ended fiscal year, and all of the members of the Audit Committee were present for each meeting.


The Board has a standing Fair Value Pricing Committee that is composed of at least one independent Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Trustee that serves on the Fair Value Pricing Committee receives a fee of $250 per meeting.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)[POWER OF 6] - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 2004 were as follows:

                         FUND                         CLASS        30-DAY YIELD
          ----------------------------------         --------      ------------
          Large Cap Value Fund                       Class I
          Core Value Fund                            Class I
          Small Cap Value Fund                       Class I
          Small Cap Value Opportunities Fund         Class II
          Financial Services Fund                    Class I
          Healthcare & Biotechnology Fund            Class II
          Core Growth Fund                           Class II
          Strategic Value and High Income
          Fund                                       Class I
          Core Fixed Income Fund                     Class I
          High Yield Fund                            Class I
          Ultra Short Duration Fund                  Class I
          Ultra Short Duration Fund                  Class II
          Short Duration Fund                        Class I
          Short Duration Fund                        Class II
          Diversified Value Fund                     Class II
          Select Value Fund                          Class II
          Diversified Growth Fund                    Class II
          Select Growth Fund                         Class II
          Small Cap Fund                             Class II
          Family Heritage Fund                       Class II
          International Equity Fund                  Class II
          Taxable Bond Fund                          Class II
          Tax-Exempt Bond Fund                       Class II

                         FUND                         CLASS        30-DAY YIELD
          ----------------------------------         --------      ------------
          HLAM Large Cap Value Fund                  Class II
          HLAM Large Cap Quality Growth Fund         Class II


The total return of a Fund, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 + T)[POWER OF n] = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula:
P (1 + T)[POWER OF n] = ATV[BASE OF D], where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions);
n = number of years; and ATV[BASE OF D] = ending redeemable value as of the end of the designated time period, after taxes on fund distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 + T)[POWER OF n] = ATV[BASE OF DR] where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATV[BASE OF DR]) = ending redeemable value as of the end of the designated time period, after taxes on fund distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.


Based on the foregoing, the average annual total return before taxes for the Constellation Turner Funds from inception through September 30, 2004, and for the one, five and ten year periods ended September 30, 2004, were as follows:

                                           AVERAGE ANNUAL TOTAL RETURN
                                                 (BEFORE TAXES)
                                        -----------------------------------------------------
                               CLASS    ONE YEAR   FIVE YEARS    TEN YEARS    SINCE INCEPTION
                             --------   --------   ----------    ---------    ---------------
Large Cap Value Fund         Class I
Core Value Fund              Class I
Small Cap Value Fund         Class I
Small Cap Value
 Opportunities Fund          Class II
Financial Services Fund      Class I
Healthcare & Biotechnology
 Fund                        Class II
Core Growth Fund             Class II
Strategic Value and High
Income Fund                  Class I
Core Fixed Income Fund       Class I

                                           AVERAGE ANNUAL TOTAL RETURN
                                                  (BEFORE TAXES)
                                        -----------------------------------------------------
                               CLASS    ONE YEAR   FIVE YEARS    TEN YEARS    SINCE INCEPTION
                             --------   --------   ----------    ---------    ---------------
High Yield Fund              Class I
Ultra Short Duration Fund    Class I
Ultra Short Duration Fund    Class II
Short Duration Fund          Class I
Short Duration Fund          Class II


        *       Not in operation during the period.
        **      Return has not been annualized.
        *** Commenced operations February 27, 1998. Returns include performance of Class I Shares, adjusted for the differences in fees between the classes.
        **** Commenced operations on April 28, 1999. Returns include performance of Class I Shares, adjusted for differences in fees between the classes.


Based on the foregoing, the average annual total return before taxes for the Constellation Pitcairn Funds from inception through September 30, 2004 for the one, five and ten year periods were as follows:

                                           AVERAGE ANNUAL TOTAL RETURN
                                                 (BEFORE TAXES)
                                        -----------------------------------------------------
                               CLASS    ONE YEAR   FIVE YEARS    TEN YEARS    SINCE INCEPTION
                             --------   --------   ----------    ---------    ---------------
Diversified Value Fund(1)    Class II
Select Value Fund(2)         Class II
Diversified Growth Fund(3)   Class II
Select Growth Fund(4)        Class II
Small Cap Fund(5)            Class II
Family Heritage Fund(6)      Class II
International Equity
 Fund(7)                     Class II
Taxable Bond Fund(8)         Class II
Tax-Exempt Bond Fund(9)      Class II


*       Not in operation during the period.
(1)     Commenced operations 8/04/2000.
(2)     Commenced operations 8/11/2000.
(3)     Commenced operations 8/04/2000.
(4)     Commenced operations 8/11/2000.
(5) Commenced operations 8/25/2000; Investment strategy changed from small cap value to small cap core in August 2002
(6) Commenced operations 10/31/1989; Portfolio restructured as of 4/01/1996; Prior performance (with adjustment) as a Common Trust Fund is carried forward.

(7) Commenced operations 5/31/1993; Portfolio restructured as of 4/01/1999; Prior performance (with adjustment) as a Common Trust Fund is carried forward.
(8) Commenced operations 12/31/1988; Prior performance (with adjustment) as a Collective Trust Fund is carried forward.
(9) Commenced operations 8/31/1988; Portfolio restructured as of 1/01/1997; Prior performance (with adjustment) as a Common Trust Fund is carried forward.


Based on the foregoing, the average annual total return after taxes on distributions for the Constellation Turner Funds from inception through September 30, 2004, and for the one, five and ten year periods ended September 30, 2004 were as follows:


                                           AVERAGE ANNUAL TOTAL RETURN
                                           AFTER TAXES ON DISTRIBUTIONS
                                        -----------------------------------------------------
                              CLASS     ONE YEAR   FIVE YEARS    TEN YEARS    SINCE INCEPTION
                             --------   --------   ----------    ---------    ---------------

Large Cap Value Fund         Class I
Core Value Fund              Class I
Small Cap Value Fund         Class I
Small Cap Value
 Opportunities Fund          Class II
Financial Services Fund      Class I
Healthcare & Biotechnology
 Fund                        Class II
Core Growth Fund             Class II
Strategic Value and High
 Income Fund                 Class I
Core Fixed Income Fund       Class I
High Yield Fund              Class I
Ultra Short Duration Fund    Class I
Ultra Short Duration Fund    Class II
Short Duration Fund          Class I
Short Duration Fund          Class II


        *       Not in operation during the period.
        **      Return has not been annualized.
        ***     Commenced operations on February 27, 1998. Returns include performance of Class I Shares, adjusted for the differences in between the classes.
        ****    Commenced operations on April 28, 1999. Returns include
                performance of Class I Shares, adjusted for the differences in fees between the classes.


Based on the foregoing, the average annual total return after taxes on distributions for the Constellation Pitcairn Funds from inception through September 30, 2004 for the one, five and ten year periods were as follows:



                                           AVERAGE ANNUAL TOTAL RETURN
                                          (AFTER TAXES ON DISTRIBUTIONS)
                                        ---------------------------------------------------
                               CLASS    ONE YEAR   FIVE YEARS   TEN YEARS   SINCE INCEPTION
                             --------   --------   ----------   ---------   ---------------
Diversified Value Fund(1)    Class II
Select Value Fund(2)         Class II
Diversified Growth Fund(1)   Class II
Select Growth Fund(2)        Class II
Small Cap Fund(3)            Class II
Family Heritage Fund(1)      Class II
International Equity
 Fund(1)                     Class II
Taxable Bond Fund(1)         Class II
Tax-Exempt Bond Fund(2)      Class II


*       Not in operation during the period.
(1)     Commenced operations 8/04/2000.
(2)     Commenced operations 8/11/2000.
(3) Commenced operations 8/25/2000; Investment strategy changed from small cap value to small cap core in August 2002


Based on the foregoing, the average annual total return after taxes on distributions and redemption for the Constellation Turner Funds from inception through September 30, 2004, and for the one, five and ten year periods ended September 30, 2004, were as follows:

                                                  AVERAGE ANNUAL TOTAL RETURN
                                        AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION
                                        -------------------------------------------------------------------
                              CLASS       ONE YEAR       FIVE YEARS       TEN YEARS       SINCE INCEPTION
                             --------   ------------   --------------   -------------   -------------------
Large Cap Value Fund         Class I
Core Value Fund              Class I
Small Cap Value Fund         Class I
Small Cap Value
Opportunities Fund           Class II
Financial Services Fund      Class I
Healthcare & Biotechnology
 Fund                        Class II
Core Growth Fund             Class II
Strategic Value and High
 Income Fund                 Class I
Core Fixed Income Fund       Class I
High Yield Fund              Class I
Ultra Short Duration Fund    Class I
Ultra Short Duration Fund    Class II

                                                  AVERAGE ANNUAL TOTAL RETURN
                                        AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION
                                        -------------------------------------------------------------------
                              CLASS       ONE YEAR       FIVE YEARS       TEN YEARS       SINCE INCEPTION
                             --------   ------------   --------------   -------------   -------------------
Short Duration Fund          Class I
Short Duration Fund          Class II


        *       Not in operation during the period.
        **      Return has not been annualized.
        ***     Commenced operation on February 27, 1998. Returns include
                performances of Class I Shares, adjusted for the differences in fees between the classes.
        ****    Commenced operations on April 28, 1999. Returns include
                performances of Class I Shares, adjusted for the differences in fees between the classes.


Based on the foregoing, the average annual total return after taxes on distributions and redemptions for the Constellation Pitcairn Funds from inception through September 30, 2004 for the one, five and ten year periods were as follows:

                                                 AVERAGE ANNUAL TOTAL RETURN
                                        (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)
                                        -------------------------------------------------------------------
                              CLASS       ONE YEAR       FIVE YEARS       TEN YEARS       SINCE INCEPTION
                             --------   ------------   --------------   -------------   -------------------
Diversified Value Fund(1)    Class II
Select Value Fund(2)         Class II
Diversified Growth Fund(1)   Class II
Select Growth Fund(2)        Class II
Small Cap Fund(3)            Class II
Family Heritage Fund(1)      Class II
International Equity
 Fund(1)                     Class II
Taxable Bond Fund(1)         Class II
Tax-Exempt Bond Fund(2)      Class II


*       Not in operation during the period.
(1)     Commenced operations 8/04/2000.
(2)     Commenced operations 8/11/2000.
(3) Commenced operations 8/25/2000; Investment strategy changed from small cap value to small cap core in August 2002

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST Systems, Inc., P.O. Box 219805, Kansas City, Missouri 64121-9805, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

The Funds' net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, CIMCO, Turner, Clover Capital, Chartwell, HLAM, Pitcairn, Sands Capital Management, Oecshle, TBCAM, Brandywine, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds of the Trust participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Fund's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectuses. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when CIMCO might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

For corporate investors in a Fund, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

PORTFOLIO TRANSACTIONS

The Adviser and each Sub-Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser and each Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser and each Sub-Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Adviser and each Sub-Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Adviser and the Sub-Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser and each Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser and the Sub-Adviser under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Adviser and each Sub-Adviser, a Fund or other accounts managed by the Adviser and the Sub-Adviser will be benefited by supplemental research services, the Adviser and the Sub-Adviser are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser and each Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser or the Sub-Adviser will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.


It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Adviser or a Sub-Adviser directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Adviser nor any Sub-Adviser may consider the sale of Fund shares in selecting among executing broker-dealers.

For the fiscal years ended September 30, 2002, 2003 and 2004 the Constellation Turner Funds', HLAM Large Cap Value Fund's and Clover Income Plus Fund's portfolio turnover rates were as follows:

                                          PORTFOLIO TURNOVER RATE
                                         --------------------------
                                          2002       2003     2004
                                         ------     ------   ------
HLAM Large Cap Value Fund                     *                   *
Clover Income Plus Fund                       *          *        *
Large Cap Value Fund                      70.30%     58.63%
Core Value Fund                          103.36%     66.61%
Small Cap Value Fund                      37.60%     52.21%
Small Cap Value Opportunities
 Fund                                    141.81%    245.12%
Financial Services Fund                  170.97%    139.02%
Healthcare & Biotechnology Fund          202.30%    274.37%
Tax-Managed U.S. Equity Fund             313.38%    187.08%
Strategic Value and High Income
 Fund                                         *     396.69%
Core Fixed Income Fund                    49.30%     45.87%
High Yield Fund                          171.13%    241.14%
Ultra Short Duration Fund -
 Class I Shares                           71.47%    222.09%
Ultra Short Duration Fund -
 Class II Shares                          71.47%    222.09%
Short Duration Fund -
 Class I Shares                          177.71%    200.20%
Short Duration Fund -
 Class II Shares                         177.71%    200.20%


*       Not in operation during the period.


For the fiscal years ended October 31, 2002, and 2003, and the fiscal period ended September 30, 2004, the Constellation Pitcairn Funds' portfolio turnover rates were as follows:

                                          PORTFOLIO TURNOVER RATE
                                         --------------------------
                                          2002       2003     2004
                                         ------     ------   ------
Diversified Value Fund                    26.00%     59.00%
Select Value Fund                        110.00%    104.00%
Diversified Growth Fund                   35.00%     70.00%
Select Growth Fund                        24.00%     28.00%
Small Cap Fund                            93.00%    149.00%
Family Heritage Fund                      24.00%     12.00%
International Equity Fund                 69.00%    128.00%
Taxable Bond Fund                         58.00%     24.00%
Tax-Exempt Bond Fund                      14.00%     14.00%

                                          PORTFOLIO TURNOVER RATE
                                         --------------------------
                                          2002       2003     2004
                                         ------     ------   ------
Tax-Exempt Bond Fund                      14.00%     14.00%


*Not in operation during the period.


The brokerage commissions paid by the Constellation Turner Funds, the HLAM Large Cap Value Fund and the Clover Income Plus Fund for the fiscal years ended September 30, 2002, 2003 and 2004 were as follows:

                                                TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                                                    PAID
                                                --------------------------------------------
                                                    2002           2003             2004
                                                ------------   ------------     ------------
       HLAM Large Cap Value Fund                                          *                *
       Clover Income Plus Fund                             *              *                *
       Large Cap Value Fund                     $     12,246   $     10,001
       Core Value Fund                          $    271,996   $    160,169
       Small Cap Value Fund                     $  2,401,204   $  2,094,032
       Small Cap Value Opportunities
        Fund                                    $      8,101   $     35,607
       Financial Services Fund                  $     57,438   $     55,612
       Healthcare & Biotechnology Fund          $     38,747   $     77,375
       Tax-Managed U.S. Equity Fund             $     55,817         36,353
       Strategic Value and High Income
        Fund                                               *   $         --
       Core Fixed Income Fund                   $         --   $         --
       High Yield Fund                          $      1,480   $        138
       Ultra Short Duration Fund                $         --   $         --
       Short Duration Fund                      $         --   $         --


*Not in operation during the period.


For the fiscal years ended October 31, 2002, and 2003, and the fiscal period ended September 30, 2004, the Constellation Pitcairn Funds paid the following brokerage commissions:

                                                TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                                                    PAID
                                                --------------------------------------------
                                                    2002           2003             2004
                                                ------------   ------------     ------------
       Diversified Value Fund                   $    127,589   $    292,000
       Select Value Fund                        $    293,540   $    196,000
       Diversified Growth Fund                  $    130,780   $    194,000
       Select Growth Fund                       $     22,896   $     21,000
       Small Cap Fund                           $    296,065   $    449,000


                                                TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                                                    PAID
                                                --------------------------------------------
                                                    2002           2003             2004
                                                ------------   ------------     ------------
       Family Heritage Fund                     $     67,684   $     42,000
       International Equity Fund                $    266,615   $    300,000
       Taxable Bond Fund                                 N/A            N/A
       Tax-Exempt Bond Fund                              N/A            N/A


*Not in operation during the period.


The brokerage commissions paid by the Constellation Turner Funds to the Distributor for the fiscal years ended September 30, 2004, 2003 and 2004, and the commissions paid by each other Fund for the fiscal period ended September 30, 2004, were as follows:

                                                TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                                                  PAID
                                                --------------------------------------------
                                                    2002          2003             2004
                                                ------------   ------------     ------------
       Large Cap Value Fund                              N/A            N/A
       Core Value Fund                                   N/A            N/A
       Small Cap Value Fund                              N/A            N/A
       Small Cap Value Opportunities
        Fund                                    $      1,377   $     22,229
       Financial Services Fund                  $     14,325   $     40,048
       Healthcare & Biotechnology Fund          $      8,798   $     41,709
       Tax-Managed U.S. Equity Fund             $     11,544   $     28.138
       Strategic Value and High Income
        Fund                                             N/A            N/A
       Core Fixed Income Fund                            N/A            N/A
       High Yield Fund                                   N/A            N/A
       Ultra Short Duration Fund                         N/A            N/A
       Short Duration Fund                               N/A            N/A
       Diversified Value Fund                            N/A            N/A
       Select Value Fund                                 N/A            N/A
       Diversified Growth Fund                           N/A            N/A
       Select Growth Fund                                N/A            N/A
       Small Cap Fund                                    N/A            N/A
       Family Heritage Fund                              N/A            N/A
       International Equity Fund                         N/A            N/A
       Taxable Bond Fund                                 N/A            N/A
       Tax-Exempt Bond Fund                              N/A            N/A
       HLAM Large Cap Value Fund                         N/A            N/A
       HLAM Large Cap Quality Growth
        Fund                                             N/A            N/A              N/A

For the fiscal year ended September 30, 2004, the percentage of brokerage commissions paid by each Fund to the Distributor, and the percentage of each predecessor Turner Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker were as follows:

                                                                PERCENTAGE OF FUND
                                                                   TRANSACTIONS
                                           PERCENTAGE OF       INVOLVING COMMISSION
                                        COMMISSIONS PAID TO         PAYMENTS TO
                                            DISTRIBUTOR             DISTRIBUTOR
                                        -------------------    --------------------
       Large Cap Value Fund
       Core Value Fund
       Small Cap Value Fund
       Small Cap Value Opportunities
        Fund
       Financial Services Fund
       Healthcare & Biotechnology Fund
       Tax-Managed U.S. Equity Fund
       Strategic Value and High Income
        Fund
       Core Fixed Income Fund
       High Yield Fund
       Ultra Short Duration Fund
       Short Duration Fund
       Diversified Value Fund
       Select Value Fund
       Diversified Growth Fund
       Select Growth Fund
       Small Cap Fund
       Family Heritage Fund
       International Equity Fund
       Taxable Bond Fund
       Tax-Exempt Bond Fund
       HLAM Large Cap Value Fund
       HLAM Large Cap Quality Growth
        Fund

The total amount of securities of Broker/Dealers held by each Fund for the fiscal year ended September 30, 2004 were as follows:


                                                          TOTAL AMOUNT OF
                                                        SECURITIES HELD BY
             FUND               NAME OF BROKER/DEALER          FUND          TYPE OF SECURITY
-----------------------------   ---------------------   ------------------   ----------------
Large Cap Value Fund

Core Value Fund

Small Cap Value Fund

Small Cap Value Opportunities
 Fund
Financial Services Fund

Healthcare & Biotechnology
Core Growth Fund

Strategic Value & High Income
 Fund
Core Fixed Income Fund
High Yield Fund
Ultra Short Duration Fixed
 Income Portfolio

Short Duration Fixed Income
 Portfolio

Diversified Value Fund

PORTFOLIO HOLDINGS

The Board of Trustees has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. In addition to the permitted disclosures described below, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

Each Fund will make available on a monthly basis to all shareholders and other interested parties, including rating agencies and pension plan sponsors and/or their consultants, information regarding month-end holdings, performance and related characteristics ("Fund Information"). This information is generally available within 10 days after month-end, and may be requested by calling the Funds at 1-866-242-5742 or writing the Funds at P.O. Box 219520, Kansas City, Missouri 64105-9520. No shareholder or other interested party shall be permitted to gain access to Fund Information in advance of other parties nor shall access to such information be provided on an inequitable basis to only some of those who are eligible or otherwise able to obtain it.

The Funds' Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of Fund Information at differing times and with different lag times in instances where the Funds have legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Board of Trustees will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall a Fund, CIMCO, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Currently, the Funds have obtained confidentiality agreements from and have arrangements to provide additional disclosure of Fund Information to Factset Research Systems Inc., which provides portfolio attribution services for CIMCO. In addition, the Funds' service providers, such as the Sub-Advisers, Custodian, Sub-Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Funds.


VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware business trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust. Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, each Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to CIMCO and its Sub-Adviser(s). Generally,, the Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. If a Fund does not have a Sub-Adviser, the Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record. Beginning in 2004, the Trust will be required to disclose annually each Fund's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and is due no later than August 31, 2004. Once filed, Form N-PX for each Fund will be available upon request by calling 1-866-242-5743 or by writing to the Trust at Constellation Funds, P.O. Box 219520, Kansas City, MO 64105-9520. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of [DATE], 2005, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

                                                                    PERCENTAGE
                                  NAME AND ADDRESS     NUMBER OF    OF FUND'S
              FUND              OF BENEFICIAL OWNER     SHARES        SHARES
------------------------------  -------------------    ---------    ----------
Turner Small Cap Value Fund

                                                                    PERCENTAGE
                                  NAME AND ADDRESS     NUMBER OF    OF FUND'S
              FUND              OF BENEFICIAL OWNER     SHARES        SHARES
------------------------------  -------------------    ---------    ----------
Turner Core Value Fund


Turner Large Cap Value Fund


Turner Small Cap Value
 Opportunities Fund


Turner Financial Services Fund


Turner Healthcare &
 Biotechnology Fund


Turner Core Growth Fund
Turner Strategic Value and High
 Income Fund
Turner High Yield Fund


Turner Core Fixed Income Fund


Turner Ultra Short Duration
 Fixed Income Fund - Class I
Turner Ultra Short Duration
 Fixed Income Fund - Class II

Turner Short Duration Fixed
 Income Fund - Class I

                                                                    PERCENTAGE
                                  NAME AND ADDRESS     NUMBER OF    OF FUND'S
              FUND              OF BENEFICIAL OWNER     SHARES        SHARES
------------------------------  -------------------    ---------    ----------
Turner Short Duration Fixed
 Income Fund - Class II

PTC is a Pennsylvania chartered trust company with principal offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046. PTC is a wholly-owned subsidiary of Pitcairn Company, a Pennsylvania corporation, which in turn is a wholly-owned subsidiary of Pitcairn Group L. P., a Delaware limited partnership.

As of [DATE], 2005, PTC, in its fiduciary and/or custodial capacity for trusts and other accounts holding Fund shares, is the record owner of all the outstanding shares of each Fund except the Select Growth Fund, and has or shares power to vote or dispose of these shares. In most cases, voting these Fund shares will require the consent of the other co-trustees (for a majority of shares, persons who are Pitcairn family members or directors of PTC). PTC is the record owner of all shares of the Select Growth Fund, except as shown in the table below.

Set forth below are the names and addresses of all other holders of Fund shares who as of [DATE], 2005 owned of record or to the knowledge of the Funds, beneficially owned more than 5% of a Fund's then outstanding shares.


The shares of the Select Growth Fund owned by Charles Schwab & Co., Inc. were owned of record only. Shares of the Taxable Bond Fund owned by PTC were of record only as discretionary investment adviser for the Retirement Plan of PTC. The Trustees of the plan are Lawrence R. Bardfeld, Feodor U. Pitcairn and Stephen Pitcairn.


                                                                    PERCENTAGE
                                  NAME AND ADDRESS     NUMBER OF    OF FUND'S
              FUND              OF BENEFICIAL OWNER     SHARES        SHARES
------------------------------  -------------------    ---------    ----------
Select Growth Fund


Taxable Bond Fund

The following individuals may be deemed to be beneficial owners of greater than 25% of the outstanding voting securities (limited partnership interests) in Pitcairn Group L. P. (the "Units") by virtue of sharing the power to vote or dispose of Units in their capacity as co-trustees. The address of the following individuals is c/o PTC, One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046.

Dirk Junge, a Vice President and Trustee of the Trust, may be deemed to have or share the power to vote or dispose of approximately 30.83% of the Units by virtue of Units owned directly by Mr. Junge, his wife, and trusts for which he serves as Trustee or Co-Trustee and partnerships for which he serves as general partner. Mr. Junge is Chairman of PTC and Chairman and CEO of Pitcairn Company which is the general partner of Pitcairn Group L. P. Mr. Junge disclaims any beneficial interest other than in the Units owned directly by him and his spouse (approximately 0.38% of the Units).

Clark D. Pitcairn may be deemed to have or share the power to vote or dispose of approximately 39.69% of the Units by virtue of Units owned directly by Mr. Pitcairn, his minor children, and trusts for which he serves as Trustee or Co-Trustee. Mr. Pitcairn is a Director and Senior Vice President of PTC and a Director of Pitcairn Company which is the general partner of Pitcairn Group L.
P. Clark D. Pitcairn disclaims any beneficial interest other than in the Units owned directly by him and his minor children (approximately 0.94% of the Units).

Stephen Pitcairn may be deemed to have or share the power to vote or dispose of approximately 31.60% of the Units by virtue of Units owned directly by Mr. Pitcairn, his wife, and trusts for which he serves as Trustee or Co-Trustee. Mr. Pitcairn is a Director of PTC and Pitcairn Company which is the general partner of Pitcairn Group L. P. Stephen Pitcairn disclaims any beneficial interest other than in the Units owned directly by him and his wife (approximately 1.35% of the Units).

Members of the Pitcairn family serve (in various combinations) as co-trustee with PTC on trusts that are the beneficial owners of shares of the Funds. As co-trustees, these individuals share voting power and the power to dispose of Fund shares with PTC and, as such, each individual co-trustee may be deemed to be the beneficial owner of more than 5% of the shares of each Fund. A list of such co-trustees and the percentage of shares of each Fund held as trustee as of January 21, 2004 is as follows (there is duplicative reporting of shares due to the overlapping nature of the co-trustees):


                      Diversified     Select Value        Diversified
                      Value Fund      Fund                Growth Fund        Select Growth Fund  Small Cap Fund
                      -----------     ---------------     ---------------    ------------------  --------------
Stephen Pitcairn
Clark D. Pitcairn
Dirk Junge
Lachlan Pitcairn
Feodor U. Pitcairn
Cameron C. Pitcairn
M. Craig Pitcairn
Duncan B. Pitcairn
Laren Pitcairn


                     International    Tax-Exempt Bond     Family Heritage
                     Equity Fund      Fund                Fund               Taxable Bond Fund
                     -------------    ---------------     ---------------    -----------------
Stephen Pitcairn
Clark D. Pitcairn
Dirk Junge
Lachlan Pitcairn
Feodor U. Pitcairn
Cameron C. Pitcairn


Certain clients of PTC may be the beneficial owners of more than 5% of the shares of a Fund held of record by PTC and for which PTC exercises discretionary authority. The Fund does not maintain records of indirect ownership.

Aside from Mr. Junge, whose ownership is described above, and as otherwise disclosed herein, Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Diversified Value Fund, the Diversified Growth Fund, the Small Cap Fund, the Family Heritage(R) Fund, the International Equity Fund and the Tax-Exempt Bond Fund. The Trustees and officers of the Trust, as a group, own approximately 1.70% of the outstanding shares of the Select Value Fund, 1.76% of the Select Growth Fund and 1.71% of the Taxable Bond Fund as of January 21, 2004.

With respect to Units of Pitcairn Group L. P., no single trust or account has beneficial ownership of 5% or more of the Units, except that there

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT AUDITORS


The Trust's independent registered public accounting firm, [_________], audit the Trust's annual financial statements. [__________] is located at [__________], and serves as independent registered public accounting firm to the Trust.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The predecessor Turner Fund's Financial Statements for the fiscal year ended September 30, 2003, including the Report of Independent Auditors, are included in the Turner Fund's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Fund at 1-866-242-5743 or by writing to Alpha Select Funds, P.O. Box 219520, Kansas City, Missouri 64105-9520. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Constellation Funds, from the EDGAR Database on the SEC's website http://www.sec.gov.

                      DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C       Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D:

        Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

APPENDIX B -PROXY VOTING POLICIES

                CONSTELLATION INVESTMENT MANAGEMENT COMPANY L.P.

                       Proxy Voting Policy and Procedures

Constellation Investment Management Company L.P.(CIMCO), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in CIMCO's care include shares of corporate stock, and except where the client has expressly reserved to itself the duty to vote proxies, it is CIMCO's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

CIMCO has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, CIMCO may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. CIMCO will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. CIMCO shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Since CIMCO primarily invests client assets using the assistance of multiple sub-advisers and does not directly manage or control client assets on a day-to-day basis, CIMCO does not anticipate there being any company meetings at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients. However, where client holdings include voting securities, a meeting of holders of such securities is convened, and CIMCO is expected to vote the proxies because of the absence of a sub-adviser or otherwise, CIMCO will take the following steps to carry out its fiduciary duties as to the client(s) and its assets:

        A. CIMCO will track all such shareholder meetings, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

        B. CIMCO will look primarily to research received from, or delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services. ISS is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

        C. CIMCO will periodically review the methods used by ISS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. CIMCO will periodically satisfy itself that ISS operates a system reasonably designed to identify all such meetings and to provide CIMCO with timely notice of the date, time and place of such meetings.

        D. CIMCO will further review the principles and procedures employed by ISS in making recommendations on voting proxies on each issue presented, and will satisfy itself that ISS's recommendations are:
             (i) based upon an appropriate level of diligence and research, and
             (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

        E. Notwithstanding its belief that ISS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for CIMCO's client accounts, CIMCO has the right and the ability to depart from a recommendation made by ISS as to a particular vote, slate of candidates or otherwise, and can direct ISS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. ISS will vote any such shares subject to that direction in strict accordance with all such instructions.

Conflicts of Interest:

CIMCO is affiliated with JPMorgan, a company whose stock is publicly traded. Further, companies may engage CIMCO, either directly or through their pension committee or otherwise, to manage assets on their behalf, and such companies may also issue publicly traded securities that are eligible for purchase by CIMCO client accounts..

While CIMCO believes that such circumstances generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, CIMCO has taken or will take the following steps: (i) CIMCO does not select stocks for client accounts, and will not do in such a way as to cause its client accounts to own, hold or otherwise transact in shares of JPMorgan; and (ii) the officers of CIMCO will determine, by surveying the firm's employees or otherwise, whether CIMCO, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to ISS on a given vote or issue. Further to that end, CIMCO will adhere to all recommendations made by ISS in connection with all shares issued by such companies and held in CIMCO client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review. CIMCO will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how CIMCO voted proxies, please contact:

             Constellation Investment Management Company, L.P.
             1205 Westlakes Drive, Suite 280
             Berwyn, PA 19312
             Attention: Vice President

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Recordkeeping:

CIMCO shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by CIMCO that are material in making a proxy voting decision. Such records may be maintained with a third party, such as ISS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of March, 2004

                        TURNER INVESTMENT PARTNERS, INC.
                       TURNER INVESTMENT MANAGEMENT, LLC
                        TURNER INVESTMENT ADVISORS, LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

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Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

             Brian McNally, Corporate Counsel and Director of Institutional Compliance, or
             Andrew Mark, Director of Operations and
             Technology Administration
             c/o Turner Investment Partners, Inc.
             1205 Westlakes Drive, Suite 100
             Berwyn, PA 19312

Recordkeeping:

        Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003

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                          CHARTWELL INVESTMENT PARTNERS

                      PROXY VOTING POLICIES AND PROCEDURES

                             ADOPTED APRIL 11, 1997

                            AS AMENDED JUNE 24, 2003

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS. analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS. recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

                             Proxy Voting Guidelines

Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

I. THE BOARD OF DIRECTORS
A. DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on a CASE-BY-CASE basis for director nominees, examining the following factors:

        o long-term corporate performance record of the company's stock relative to a market index;
        o  composition of board and key board committees;
        o  nominee's attendance at meetings (past two years);
        o  nominee's investment in the company;
        o  whether a retired CEO of the company sits on the board; and
        o  whether the board chairman is also serving as the company's CEO.

In certain cases, and when information is readily available, we also review:

        o  corporate governance provisions and takeover activity;
        o  board decisions regarding executive pay;
        o board decisions regarding majority-supported shareholder proposals in back-to- back years;
        o  director compensation;
        o  number of other board seats held by nominee; and
        o  interlocking directorships.

B. CHAIRMAN AND CEO ARE THE SAME PERSON

Vote on a CASE-BY-CASE basis proposals that would require the positions of chairman and CEO to be held by different persons. Voting decisions will take into account whether or not most of the following factors are present:

        o designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;
        o  majority of independent directors;
        o  all-independent key committees;
        o  committee chairpersons nominated by the independent directors;
        o CEO performance is reviewed annually by a committee of outside directors;
        o  Established governance guidelines.

C. MAJORITY OF INDEPENDENT DIRECTORS

Vote on a CASE-BY-CASE basis proposals that the board be comprised of a majority of independent directors.

Vote FOR proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D. STOCK OWNERSHIP REQUIREMENTS

Vote AGAINST proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. TERM OF OFFICE

Vote AGAINST proposals to limit the tenure of outside directors.

F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote on a CASE-BY-CASE basis proposals concerning director and officer indemnification and liability protection.

Vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G. CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals to eliminate, direct or otherwise restrict charitable contributions.

II. PROXY CONTESTS
A. DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote on a CASE-BY-CASE basis when the election of directors is contested, examining the following factors:

        o long-term financial performance of the company relative to its industry;
        o  management's track record;
        o  background to the proxy contest;
        o  qualifications of director nominees (both slates);

        o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and
        o  stock ownership positions of director nominees.

B. REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a CASE-BY-CASE basis proposals to provide full reimbursement of expenses for dissidents waging a proxy contest.

III. AUDITORS
Ratifying Auditors

Vote FOR proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote AGAINST auditors and WITHHOLD votes from Audit Committee members if:
 Non-audit (.all other.) fees GREATER THAN audit and audit-related fees + permissible tax fees

        o AUDIT FEES (includes statutory audits, comfort letters, attest services, consents, and review of filings with SEC)

        o AUDIT-RELATED FEES (includes employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards)

        o TAX FEES* [includes tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)]

        o  ALL OTHER FEES

Vote on a CASE-BY-CASE basis proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) taking into account

        o  Whether the non-audit fees are excessive (per the formula above) and
        o Whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

Vote FOR proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

IV. PROXY CONTEST DEFENSES

A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C. CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote FOR proposals to permit cumulative voting.

D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote FOR proposals that seek to fix the size of the board.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

V. TENDER OFFER DEFENSES
A. POISON PILLS

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis proposals to redeem a company.s poison pill.

Vote on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B. FAIR PRICE PROVISIONS

Vote on a CASE-BY-CASE basis when examining fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote FOR proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company.s ability to make greenmail payments.

Vote on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. PALE GREENMAIL

Vote on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E. UNEQUAL VOTING RIGHTS

Vote AGAINST dual class exchange offers.

Vote AGAINST dual class recapitalizations.

F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. WHITE SQUIRE PLACEMENTS

Vote FOR proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                     VI. MISCELLANEOUS GOVERNANCE PROVISIONS

                             A. CONFIDENTIAL VOTING

Vote FOR proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

B. EQUAL ACCESS

Vote FOR proposals that would allow significant company shareholders equal access to management.s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. BUNDLED PROPOSALS

Vote on a CASE-BY-CASE basis bundled or .conditioned. proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when we believe the joint effect of the conditioned items is not in shareholders. best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. SHAREHOLDER ADVISORY COMMITTEES

Vote on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

                             VII. CAPITAL STRUCTURE

                          A. COMMON STOCK AUTHORIZATION

Vote on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C. REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D. BLANK CHECK PREFERRED AUTHORIZATION

Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

E. PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote FOR proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F. ADJUST PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

G. PREEMPTIVE RIGHTS

Vote on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H. DEBT RESTRUCTURINGS

Vote on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o Dilution . How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

o Change in Control - Will the transaction result in a change in control of the company?

o Bankruptcy . Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                    VIII. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with cash components of pay. We estimate the present value of short- and long-term incentives, derivative awards, and cash/bonus compensation . which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

Administrative features are also factored into our vote. For example, our policy is that the plan should be [administered] do you mean overseen? Who would be disinterested other than the independent directors, and they shouldn't be administering. by a committee of [disinterested persons] independent directors; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. OBRA-RELATED COMPENSATION PROPOSALS

o  AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE FEATURES

Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o  AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o  AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

o  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B. PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Vote on a CASE-BY-CASE basis all proposals that seek additional disclosure of executive and director pay information.

Vote on a CASE-BY-CASE basis all other proposals that seek to limit executive and director pay.

Vote FOR proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

C. GOLDEN AND TIN PARACHUTES

Vote FOR proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

D. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is .excessive. (i.e., generally greater than 5% of outstanding shares).

E. 401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

                           IX. STATE OF INCORPORATION

                      A. VOTING ON STATE TAKEOVER STATUTES

Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Vote on a CASE-BY-CASE basis proposals to change a company.s state of incorporation.

                     X. MERGERS AND CORPORATE RESTRUCTURINGS

                           A. MERGERS AND ACQUISITIONS

Vote on a CASE-BY-CASE basis proposals related to mergers and acquisitions, taking into account at least the following:

o  anticipated financial and operating benefits;

o  offer price (cost vs. premium);

o  prospects of the combined companies;

o  how the deal was negotiated; and

o  changes in corporate governance and their impact on shareholder rights.

B. CORPORATE RESTRUCTURING

Vote on a CASE-BY-CASE basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C. SPIN-OFFS

Vote on a CASE-BY-CASE basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. ASSET SALES

Vote on a CASE-BY-CASE basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. LIQUIDATIONS

Vote on a CASE-BY-CASE basis proposals related to liquidations after reviewing management.s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G. CHANGING CORPORATE NAME

Vote FOR changing the corporate name.

                             XI. MUTUAL FUND PROXIES

                             A. ELECTION OF TRUSTEES

Vote on trustee nominees on a CASE-BY-CASE basis.

B. INVESTMENT ADVISORY AGREEMENT

Vote on investment advisory agreements on a CASE-BY-CASE basis.

C. FUNDAMENTAL INVESTMENT RESTRICTIONS

Vote on amendments to a fund.s fundamental investment restrictions on a CASE-BY-CASE basis.

D. DISTRIBUTION AGREEMENTS

Vote on distribution agreements on a CASE-BY-CASE basis.

                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

In general we ABSTAIN from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for proposals that seek additional disclosure or reports, particularly when it appears companies have not adequately addressed shareholders. social and environmental concerns.

In determining our vote on social and environmental proposals, we also analyze the following factors:

o whether adoption of the proposal would have either a positive or negative impact on the company.s short-term or long-term share value;

o  the percentage of sales, assets and earnings affected;

o the degree to which the company.s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

o whether the issues presented should be dealt with through government or company-specific action;

o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

o whether the company.s analysis and voting recommendation to shareholders is persuasive;

o  what other companies have done in response to the issue;

o  whether the proposal itself is well framed and reasonable;

o whether implementation of the proposal would achieve the objectives sought in the proposal; and

o whether the subject of the proposal is best left to the discretion of the board.

The following list includes some of the social and environmental issues to which this analysis is applied:

o  energy and environment
o  South Africa
o  Northern Ireland
o  military business
o  maquiladora standards and international operations policies
o  world debt crisis
o  equal employment opportunity and discrimination
o  animal rights
o  product integrity and marketing
o  human resources issues

----------

                         CLOVER CAPITAL MANAGEMENT, INC.
                           (AS AMENDED JULY 23, 2003)

1. PROXY VOTING POLICIES

Clover Capital Management, Inc. ("Clover Capital") votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise. Clover Capital shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Clover Capital shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Clover Capital subscribes to an outside proxy consultant, Institutional Shareholder Services "ISS", and utilizes its data and analysis to augment the work done by Clover Capital's relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Clover Capital's clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

        a. PROXY VOTING PROCEDURES

        Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), Clover Capital, through its relevant analysts, will be responsible for voting the proxies related to that account.

        All proxies and ballots will be logged in upon receipt and the materials, which include ISS's proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Clover Capital's analysts' proxy voting decisions.

        Clover has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

        Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

        Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

        Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

        On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients' accounts and where appropriate will communicate with the management of such issuers.

        Periodically, or at least annually, the Clover Compliance Department will:

        o Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

        o When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

        o Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

        o When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

        o Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

        PROXY VOTING GUIDELINES

        In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Clover Capital's clients. Clover Capital does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

        a. Clover Capital will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding exceeds 7% of the firm's total outstanding shares. While Clover Capital recognizes the incentive benefits that options can provide, Clover Capital believes that a dilutive effort beyond 7% of the share base offsets the benefits. An exception to this 7% limitation may be made in cases where a new management team has been hired from outside the company within the prior 12 months and has therefore not been a party to any existing option package at that particular firm.

        b. Clover Capital will favor the annual election of directors.

        c. Clover Capital will oppose the re-incorporation of domestic companies into other nations.

        d. Clover Capital will oppose shareholder resolutions that are motivated by the social beliefs of the resolution's sponsor rather than designed to maximize shareholder value or improve a company's governance practices.

        e. Clover Capital will vote to retain a company's current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

        f. Clover Capital will vote against the creation of so called "poison pills" and for shareholder resolutions calling for their removal.

        g. Clover Capital will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

        h. Clover Capital will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

        i. Clover Capital will vote in favor of shareholder proposals calling for the replacement of "super majority" vote thresholds with simple majority vote requirements.

2. CONFLICTS OF INTEREST

Clover Capital stock is not publicly traded, and Clover Capital is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Clover Capital affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Clover Capital is a publicly traded company in its own right, Clover Capital may be restricted from acquiring that company's securities for the client's benefit. Further, while Clover Capital believes that any particular proxy issues involving companies that engage Clover Capital, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm's employees or otherwise, whether Clover Capital, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Clover Capital will ensure that any such conflict of interest does not influence Clover Capital's vote by adhering to all recommendations made by the outside proxy consultant that Clover Capital utilizes. Clover Capital will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003

Hilliard Lyons will vote all proxies in advisory accounts unless the client reserves the right to vote its securities. Proxies over which Hilliard Lyons has voting authority shall be voted in a manner consistent with the best economic interest of the client.

        The following is a series of guidelines outlining how Hilliard Lyons votes certain proposals in the absence of contrary instructions from a client. The guidelines address both management and shareholder proposals. To the extent an issue is not addressed below, Hilliard Lyons will determine on a case-by-case basis any proposals that may arise from management or shareholders.

MANAGEMENT'S PROPOSALS:
        To the extent that management's proposals do not infringe on shareholder rights, Hilliard Lyons generally supports management's position.

1. Standard Proposals
        Hilliard Lyons tends to support management's proposals to:
                a. Elect the board of directors (uncontested election);
                b. Select outside auditors;
                c. Set the annual meeting date and location;
                d. Establish dividend reinvestment plans;
                e. Indemnify directors, officers and employees; and
                f. Change the corporate name.
                The following management proposals are voted on a case-by-case basis:
J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003
a. Eliminate preemptive rights or dual classes of stock;
b. Provide cumulative voting for directors; and
c. Change size of board.

2. Capitalization Proposals
                Many capitalization proposals are routine in nature and generally garner Hilliard Lyons' support. They include:
                a. Increases in authorized common shares (within prescribed limitations);
                b. Issuance of or increase in authorized preferred shares;
                c. Adjustment of par value;
                d. Flexible schedules of preferred dividends;
                e. Repurchase requests; and
                f. Stock splits or issuance of dividends.

3. Non-Salary Compensation Programs
                The trend is toward plans with a wide variety of possible awards. Hilliard Lyons favors incentive plans based on performance, not tenure. Stock option and bonus plans will generally be supported if the option price is reasonable and the number of shares being authorized for issuance under the plan is less than 10% of the total outstanding stock. Hilliard Lyons supports stock or other non-salary plans that afford incentives, not risk-free rewards.
                Hilliard Lyons tends to favor plans that afford the following:
                a. Performance incentive;
J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003
b. Stock options;
                c. Stock purchase; and
                d. Thrift/Profit sharing/Savings.
                Hilliard Lyons tends not to support plans that have:
                a. Excessive dilution of over 10%;
                b. Options awarded at deep discount to the market;

                c. Permissive policies on pyramiding;
                d. Restrictive stock plans that reward tenure; and
                e. Repricing options.

4. Anti-Takeover Measures
                Since virtually every equity investment is made with the intention of ultimate sale, Hilliard Lyons views charter and by-law amendments designed to thwart takeover attempts as undermining the prospects for realizing maximum appreciation, and thus, not in the best interest of shareholders. Accordingly HL tends to oppose anti-takeover measures, which include but are not limited to:
                a. Fair pricing procedures;
                b. Supermajority rules;
                c. Board classification;
                d. Bars to written consent;
                e. Prohibit shareholder ability to call special meeting;
                f. Incumbent-entrenchment measures;
J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003
g. Control share measures;
                h. Dual class capitalization (unequal voting rights);
                i. Proposal to change a company's state of incorporation; and
                j. State anti-takeover statutes.

        Although Hilliard Lyons generally opposes the adoption of anti-takeover measures, the existence of such measures will not prevent an investment in a company which has adopted such measures.

SHAREHOLDER PROPOSALS:
        Hilliard Lyons recognizes that shareholders regularly make various proposals that they perceive as offering social (and at times economic) benefits to both the corporation and society. Although Hilliard Lyons acknowledges that economic and social considerations are often closely intertwined, in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

                As a rule, if management offers a reasonable response to these shareholder socioeconomic proposals, Hilliard Lyons generally supports their position.

1. Corporate Governance
                Hilliard Lyons' voting is mainly determined by financial and economic considerations.
        Therefore, Hilliard Lyons would tend to vote against shareholder proposals to:
                a. Rotate annual meeting site;
                b. Limit tenure of outside directors;
J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003
c. Curb corporate philanthropy;
                d. Require position of Chairman and CEO to be held by different persons; or
                e. Restore preemptive rights.
        Hilliard Lyons considers the following shareholder proposals on a case-by-case basis:
                a. Disclose political\charitable contributions;
                b. Disclose executives' government ties;
                c. Board representation by some minority group; and
                d. Require directors to own stock.

2. Anti-Shark Repellent Measures
        Hilliard Lyons judges shareholders' attempts to undo "poison pills" or other anti-takeover measures and votes on such proposals on a case-by-case basis.

TENDER OFFERS, MERGERS
        Hilliard Lyons evaluates tender offers for stock holdings, mergers, corporate restructuring (leveraged buyouts, spin-offs, asset sales, liquidations) on a case-by-case basis.

INTERNATIONAL PROXY VOTING
        Hilliard Lyons will vote proxies for international holdings in a prudent manner and in the best interests of its accounts. As noted above, Hilliard Lyons will vote proxies unless positive reasons call for not voting. In evaluating international issues the Committee will consider the costs and benefits to be gained and all relevant
J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003 circumstances. The difficulty and expense of voting the proxy in relation to the benefit to the account is a relevant factor.

POTENTIAL CONFLICTS OF INTEREST
Hilliard Lyons is part of The PNC Financial Services Group. In order to avoid potential conflicts of interests between Hilliard Lyons and its affiliates and any clients of Hilliard Lyons, Hilliard Lyons votes in accordance with this predetermined policy, generally in accordance with the recommendations of an independent third party. Hilliard Lyons documents the reasons for any variations from this general policy in order to verify that the variation was not the product of any conflict.

RESPONSIBILITY
The Hilliard Lyons Proxy Voting Committee (the "Committee") shall have responsibility for updating these policies, identifying potential conflicts, making voting decisions, ensuring that proxies are voted timely and maintaining appropriate records in accordance with applicable law. The Committee may engage a third party to assist it in fulfilling its responsibilities.

DISCLOSURE
Hilliard Lyons will include a summary of these policies in its Form ADV (or an equivalent disclosure brochure) and will provide a copy to clients upon request. A copy of this policy may also be available on the Hilliard Lyons' website. Hilliard Lyons will also disclose to clients how to obtain voting information in its Form ADV

J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003 ADV (or an equivalent disclosure brochure). Copies of votes cast in regard to shares held by mutual fund advised by Hilliard Lyons will be made available to mutual fund shareholders in accordance with SEC regulations.

                                                         MELLON FINANCIAL CENTER
                                                                ONE BOSTON PLACE
                                                           BOSTON, MA 02108-4408
                                                                Approved 6/24/03

SUMMARY OF MELLON FINANCIAL CORPORATION PROXY VOTING POLICY AND PROCEDURES

Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

                         BRANDYWINE ASSET MANAGEMENT LLC

                              PROXY VOTING POLICIES

Brandywine Asset Management LLC has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine believes appropriate).

                                VOTING AUTHORITY

o Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine's authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

o Brandywine's clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

o Brandywine's Legal and Compliance Department is responsible for overseeing the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

o Brandywine will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine accept direction from others with regard to the voting of proxies. Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

o Brandywine may vote proxies related to the same security differently for each client.

o Brandywine seeks to identify any material conflicts that may arise between the interests of Brandywine and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Institutional Shareholder Services
        (ISS), an independent third party.

o All relevant proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed may include whether Brandywine manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine's has a conflict as described above which is known to Brandywine's voting persons. Conflicts of this nature will be considered material. If the conflict pertains to an individual voting person, that person will exclude him- or herself from the vote determination process in order to shield the Brandywine and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of ISS. Any time a material conflict is encountered, Brandywine will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

                                VOTING GUIDELINES

o Proxies will not be voted without an analysis of the underlying issues involved.

o Brandywine's proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts' ultimate owners/beneficiaries.

o Any item on a proxy which would tend to inhibit the realization of maximum value may receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, establishment of different classes of stock, excessive compensation, poor stewardship, or any activity which could be viewed as a "poison pill" maneuver.

o On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

                      VOTING RECORDS & CLIENT NOTIFICATION

o A complete record and file of all votes cast shall be maintained by Brandywine for the period prescribed by the Securities Exchange Commission. Brandywine will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine that were material to making a decision how to vote proxies and a log of proxy requests and responses.

        A proxy log shall be maintained by Brandywine that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer's management team.

o Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine Asset Management, LLC, Three Christina Centre, 201
        N. Walnut Street, Suite 1200, Wilmington, Delaware 19801, attention:
        Proxy administrator.

o In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine's Disclosure Brochure whenever possible.

                       OECHSLE INTERNATIONAL ADVISORS, LLC
                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

On January 31, 2003, the Securities and Exchange Commission adopted rules and rule amendments under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 that address an adviser's fiduciary obligation to clients who have given the adviser authority to vote their proxies.

Oechsle International Advisors, LLC ("Oechsle") has adopted and implemented Proxy Voting Policies and Procedures ("Policies and Procedures") that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Oechsle's fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 and SEC Rule 38 a-1 under the Investment Company Act of 1940. In addition, these Polices and Procedures reflect the long-standing standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 (July 29, 1994). Finally, the Policies and Procedures address the standards that apply to the voting of proxies, how to obtain a copy of these Policies and Procedures and how a client may obtain information regarding the votes cast on the client's behalf.

                                GENERAL STATEMENT

Oechsle considers client proxies to be a significant corporate asset and regards proxy voting as an important fiduciary function. Proxy voting is informed by Oechsle's responsibility to exercise the duty of loyalty and care and uphold the best interests of shareholders. Oechsle votes proxies in what Oechsle believes to be the best interests of clients given the relevant facts and circumstances and Oechsle's good faith determination. Oechsle's authority to vote client proxies usually is established under the investment management agreement executed by the client. In an instance where the authority is not explicitly granted, Oechsle seeks clarification from the client regarding authority to vote.

The proxies voted by Oechsle emanate from issuers who are typically based overseas. In the international arena, differences in the level of disclosure ( i.e., limited or less timely information) and in the regulatory framework of each country give rise to significant variations in corporate governance structures and the types of proposals featured on the shareholder meeting agendas. Due to the diversity and complexity associated with international proxy voting, Oechsle is supported in its efforts by an independent third party proxy service that maintains extensive, predetermined proxy voting guidelines and provides: research and analysis, recommendations on the manner in which to vote issues, administration and record keeping services. Under certain circumstances, Oechsle may deviate from the predetermined proxy voting guidelines and / or recommendations and may supplement research and analysis with its own. Generally, Oechsle adheres to the predetermined guidelines and recommendations of the third party proxy service, based on the third party service's research and analysis, because its guidelines, recommendations and research are: independent, impartial, and based on an in-depth scrutiny of the company, the issue, or other salient factors of a proposal.

                                 CORE PRINCIPLES

UPHOLDING THE CLIENT'S BEST INTEREST. Oechsle views the fundamental principle governing proxy voting as maximizing shareholder value and voting in the client's best interest.

PREDETERMINED VOTING. Oechsle's policies generally call for proxy issues to be cast in accordance with the guidelines and recommendations of its independent third party proxy service. The third party proxy service's guidelines generally call for voting in a predetermined manner although certain issues are

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subject to a case-by-case review and analysis by the third party proxy service.
Oechsle will depart from the predetermined guidelines, approach and recommendations of its independent third party proxy service in limited instances and vote based on its best determinations at the time taking relevant circumstances into account (e.g., when mitigation of conflicts of interest necessitate such action or when the third party proxy service's recommendation is believed NOT to sufficiently uphold shareholder interests).

CLIENT ORIENTED. Oechsle's procedures encompass the collective and individual needs of clients. In particular, Oechsle adheres to the proxy voting guidelines of clients who provide them to Oechsle or who issue directives indicating that they wish to have proxies voted in a particular manner.

POTENTIAL CONFLICTS OF INTEREST. Oechsle prohibits inappropriate influence, direction or manipulation in the voting of proxies by any person or entity whether affiliated or unaffiliated. Those assigned responsibility for proxy voting are to perform their duties and responsibilities objectively and impartially and in the best interests of shareholders without regard for any personal gain or benefit (including gain or benefit on the part of relatives, friends or any acquaintance) or gain or benefit to Oechsle or any person or entity associated with, related to or involved with Oechsle. The following are examples of such potential conflicts:

o A principal or other employee of Oechsle serves in the capacity of a board member of an issuer that solicits proxies of securities in which client accounts are invested1.(1)

o A principal or other employee of Oechsle has inappropriate contact with proxy proposal proponents, corporate directors or candidates for directorship for purposes of influencing the voting of proxies.

o Oechsle votes the proxies of an issuer that is a client or is being pursued as a client.

MITIGATION OF CONFLICT. Oechsle seeks to neutralize opportunities to influence or manipulate proxy voting by:

o Voting in accordance with the predetermined guidelines and recommendations of Oechsle's independent third party proxy service or in accordance with the guidelines and directives of the client. In the instance of deviation from the predetermined guidelines and recommendations of Oechsle's third party proxy voting service, Oechsle requires documentation of the matter, certification of the rationale and authorization of the Chief Operating Officer, General Counsel or the Director of Compliance.

o Insulating the proxy voting process from influence by permitting only designated personnel, whose roles and responsibilities are defined in these Policies and Procedures, to engage in the voting of proxies, supplement analysis or intervene in the determination of proxy votes to be cast and other tasks associated with proxy voting.

o Requiring principals and other employees to disclose to the Chief Operating Officer, General Counsel or the Director of Compliance conflicts of interest in the form of any communication or other interaction intended to improperly influence proxy voting (e.g., an internal or external party offers a gift if a principal or employee exerts influence so that votes are cast for a reason other than the maximization of shareholder interests in exchange for a business opportunity or a gift), in particular on the part of an issuer

----------
(1) Under Oechsle's Code of Ethics (the "Code), "access" persons must obtain specific authorization to serve as members of a board of directors. All Oechsle employees are "access" persons. For purposes of these Policies and Procedures, board membership is monitored by means of reporting required under the Code.

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soliciting proxies of securities that are held in client accounts including:
board members, corporate directors, candidates for directorships or other proxy proposal proponents.

o Mandating that those who are delegated responsibility under these Policies and Procedures inform the Chief Investment Officer, General Counsel or the Director of Compliance of any instance or effort to influence or manipulate the voting of proxies (excluding the receipt of written proxy solicitation materials or routine inquiries from proxy solicitation firms).

LIMITATIONS: Oechsle assumes no responsibility for proxy voting when:

o The client has entered into a securities lending program and shares have been loaned and are not available for purposes of voting.

o The securities have been sold short as permitted under the guidelines of a client account.

o The costs of voting are unjustifiably high. With respect to ERISA accounts the Department of Labor has clarified that fiduciaries must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision whether voting a given proxy proposal is prudent and solely in the interests of the plan's participants and beneficiaries. The fiduciary's decision is to take into account the effect that the plan's vote, either by itself or together with other votes, is expected to have on the value of the plan's investment and whether this expected effect would outweigh the cost of voting. Similarly, the SEC acknowledged this principle when adopting Rule 206(4)-6 under the Investment Advisers Act of 1940. With regard to all accounts, it is Oechsle's general policy that in instances where voting requires attendance at a shareholder meeting in a foreign country or other requirement that Oechsle deems to be disproportionate to the benefits to shareholders that accrue from voting, shares will not be voted.

o When voting the proxy has no material effect on a shareholder's economic interest or the value of the shares the account holds are indeterminable or insignificant, limited responsibility or abstention may apply.

o Proxies are not provided expeditiously by the issuer or the issuer's agent to Oechsle's third party proxy service.

o Share blocking restrictions prevent the voting of proxies. Some issuers prohibit the sale of proxies between the date voted and the date of the shareholder annual general meeting. In the instance of an issuer that imposes share blocking restrictions, Oechsle reserves the right not to vote proxies if it deems the client's interests to be better served by not voting in order to preserve the flexibility to sell the shares during the "blocked" period.

CLIENT DIRECTION. Oechsle is responsive to client proxy voting policies and directives and defers to those policies and directives when provided. This may result in inconsistent votes for different client accounts.

BASIS FOR FORMULATION - Oechsle's determinations regarding the voting of proxies are based on the predetermined guidelines, research and analysis provided by its independent third party proxy service ( which Oechsle may supplement with its own research and analysis or information provided by other sources). Oechsle has selected its third party proxy voting service because the third party proxy service has formulated global guidelines and procedures that are based on the maximization of shareholder interests and specific guidelines and procedures applicable to specific countries based on the economic, social and political circumstances of each country. The third party proxy service provides recommendations regarding votes to which Oechsle typically conforms because they result from an independent, impartial process that is based on in-depth scrutiny of the issue and its salient factors. Deviation from the predetermined polices and recommendations may occur to mitigate conflicts of interest or to cast a vote that is revised to better uphold shareholder interests when it is believed that adhering to the predetermined guidelines and / or recommendations is not as supportive of shareholder interests in part or whole.

SHAREHOLDER ACTIVISM. Although Oechsle may engage in dialogue with management regarding pending voting issues, Oechsle does not typically engage in any form of shareholder activism with regard to pending proxy issues.

OVERSIGHT. Oechsle's Executive Committee has ultimate responsibility for the firm's proxy voting program. Oechsle's Executive Committee has delegated responsibility internally for:

o  Execution of the proxy voting process and program.

o  Monitoring the status of operations.

o  Resolving issues and concerns that arise in the course of operations.

o Informing the Executive Committee as necessary of issues and the overall status of the proxy voting process and program.

o  Review and assessment of these Policies and Procedures.

AVAILABILITY OF POLICIES AND PROCEDURES. Clients may obtain Oechsle's Policies and Procedures from Oechsle's Proxy Coordinator. Typically, requests will be fulfilled within 15 days of receipt of the request and may be placed by:

WRITING to the Proxy Coordinator and requesting a copy of Oechsle's Proxy Policies and Procedures at:
Oechsle International Advisors, LLC
Att: Proxy Coordinator
One International Place, 23rd Floor
Boston, MA 02110

EMAILING the Proxy Coordinator at ProxyRequest@oechsle.com and requesting the Proxy Policies and Procedures.

CALLING the Proxy Coordinator at 617-330-8810 and requesting the Proxy Policies and Procedures.

AVAILABILITY AND DISCLOSURE OF VOTES. Oechsle will arrange for the release of voting information in written form through its third party proxy voting service typically within 15 days of receipt of the request for information as follows:

Clients. Upon written request to the Proxy Coordinator (at the address above) by a party known to be authorized by the client, Oechsle will provide information regarding proxies voted on behalf of that client only to the requesting party. Information regarding the voting of shares on behalf of other clients will not be provided by Oechsle.

The information to be supplied is:

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o  The name of the issuer of the security.

o  The exchange ticker symbol of the portfolio security.

o  The shareholder meeting date.

o  A brief identification of the matter voted on.

o  Whether the matter was proposed by an issuer or by a security holder.

o  Whether a vote was cast.
o  How the vote was cast, i.e., for, against or abstain.

o  Whether the vote was for or against management.

Third Parties. Typically, Oechsle will not release information with regard to the voting of proxies to third parties. Only in the instance of written authorization by the client empowering Oechsle to provide the information to a third party will Oechsle release information pertaining to the votes cast, which will be limited to information pertaining to the votes cast on behalf of that specific client.

                          RESPONSIBILITY AND OVERSIGHT

DESIGNATED RESPONSIBILITY: Oechsle's Executive Committee has adopted these Policies and Procedures to conform with SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and the requirements of SEC Rule 38a-1 of the Investment Company Act of 1940 in its role as sub-advisor to registered investment companies. It is the determination of the Executive Committee that:

o The PROXY COORDINATOR is to administer and manage the proxy voting process andprogram.

o The PROXY CONSULTANT is the member of the Investment Team assigned to an issuer of securities who is to provide guidance and direction to the Proxy Coordinator in the review of substantive issues relating to the issuer. Proxy Consultants are to intervene and recommend a vote that deviates from the predetermined proxy guidelines and / or recommendations when they conclude that the predetermined guidelines and / or recommendations do not support shareholder interests.

o COMPLIANCE is to review these Policies and Procedures periodically for adequacy and sufficiency.

o The TRADING AND BROKERAGE ALLOCATION COMMITTEE is to monitor the status of the proxy voting process and program..

o The CHIEF OPERATING OFFICER, GENERAL COUNSEL AND / OR DIRECTOR OF COMPLIANCE, in conjunction with the Proxy Coordinator, are to address and resolve issues and concerns on an ongoing basis, authorize or deny deviations from predetermined guidelines and / or recommendations and report to the EXECUTIVE COMMITTEE as necessary.

                      SPECIFIC DUTIES AND RESPONSIBILITIES.

THE PROXY COORDINATOR. The Proxy Coordinator is instrumental to the conduct of the proxy voting process and program. He is to:

o Manage the relationship with the independent third party proxy service provider.

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

o Administer the process by performing certain functions, including but not limited to:
        Establish accounts for clients who have authorized the voting of proxies through the third party proxy voting service.

        Obtain proxy solicitation materials made generally available to the issuer's security holders regarding the shareholder annual meeting, voting dates and votes to be cast.

        Obtain information about the research and analysis and the voting recommendation from the third party proxy service; review the material and:

        o Determine if a conflict of interest appears to exist(2). Perceived conflicts of interest in the casting of votes are to be reviewed with the Chief Operating Officer, General Counsel or the Director of Compliance.

        o Verify that the recommended vote conforms to the client's proxy guidelines or directives if applicable.

        o If requested by the Proxy Consultant, deviate from the predetermined guidelines and / or recommendation of Oechsle's third party proxy service and revise the vote as instructed by the Proxy Consultant. This necessitates the completion of a Proxy Vote Deviation Form which is to: contain the rationale for the deviation; be certified by the Proxy Consultant; authorized by the Chief Operating Officer, General Counsel or the Director of Compliance; and be accompanied by supplemental research, if any.

        o  Instruct the third party proxy service of the vote to be cast.

        o  Ensure records are properly maintained.

        o Report annually to the Trading and Brokerage Allocation Committee on matters including but not limited to : the status of proxy voting operations, the performance of the third party proxy service provider, conflicts of interest and their resolution, deviations from the predetermined proxy guidelines and recommendations, requests received for these Policies and Procedures and requests received for votes (other than routine proxy solicitations).

        o Inform the Chief Operating Officer, General Counsel or the Director of Compliance of issues and concerns as necessary and assist in the resolution of issues.

        o Complete the Proxy Vote Deviation Form as necessary, obtain signatures and authorizations to revise votes and maintain copies of the Proxy Vote Deviation Form.

        o  Fulfill requests for these Policies and Procedures.

        o  Fulfill and maintain records of client requests for proxy votes.

PROXY CONSULTANT. The Proxy Consultant is the member of the Investment Team assigned to research and analyze a specific issuer. The duties of the Proxy Consultant are to:

----------
(2) The Proxy Coordinator will be apprised by the Director of Compliance of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the Director of Compliance.

        Maintain an informed position with regard to the issuer's proxy issues deemed relevant and advise and guide the Proxy Coordinator on substantive proxy issues as necessary.

        Initiate and inform the Proxy Coordinator of revisions to votes and deviations to be made varying from the predetermined guidelines and / or recommendations. The Proxy Consultant shall certify the rationale regarding the deviation on the Proxy Vote Deviation Form and provide supplemental research associated with the deviation, if any.

COMPLIANCE. Compliance is to review procedures periodically to ensure that the scope and operations of the proxy voting process and program meet the applicable regulatory requirements and are appropriate and sufficient. The DIRECTOR OF COMPLIANCE assists in the resolution of issues involving conflicts of interest. The Director of Compliance will inform the Proxy Coordinator of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the Director of Compliance.

TRADING AND BROKERAGE ALLOCATION COMMITTEE. The Trading and Brokerage Allocation Committee ("TBAC") is to monitor the proxy voting process and program by means of the annual report presented by the Proxy Coordinator. The TBAC is to evaluate the operations of the program and provide recommendations to the Proxy Coordinator, the Chief Operating Officer, the General Counsel, the Director of Compliance or the Executive Committee as necessary.

The CHIEF OPERATING OFFICER, GENERAL COUNSEL AND DIRECTOR OF COMPLIANCE. The Chief Operating Officer, General Counsel and Director of Compliance are to: authorize or deny deviations from the predetermined policies and recommendations as necessary and apprise one another of and address conflicts of interest, other issues and concerns as they are observed, reported by the Proxy Coordinator, reported by internal or external parties or otherwise known. They are to inform the Executive Committee of issues as necessary.

                                   PROCEDURES

PROCESS FOR THE VOTING OF PROXIES.

AUTHORIZATION TO VOTE: As new and revised client investment management agreements are received, Legal / Compliance is to review to determine if the client has authorized Oechsle to vote proxies and notify the Proxy Coordinator. If the matter is unclear, Legal / Compliance shall pursue clarification from the client.

INTERACTION WITH THIRD PARTY VOTING SERVICE: The Proxy Coordinator is to notify the third party proxy voting service and establish an account for each client who has authorized proxy voting. Similarly, the Proxy Coordinator shall notify the client's custodian that proxies are to be supplied to the third party proxy service.

Weekly, the Proxy Coordinator shall transmit information about the holdings of each account to the third party proxy voting service to update its records regarding the positions held in client accounts for which proxy voting is authorized. The third party proxy voting service reconciles ballots andcontacts custodians for missing proxies.

REVIEW: The Proxy Coordinator shall obtain information from the third party proxy service about the annual meeting date, the votes to be cast, the analysis of the issue and the recommendations of the independent third party proxy service. The Proxy Coordinator shall review for conflicts of interest and notify the Chief Operating Officer, General Counsel or the Director of Compliance regarding any perceived conflicts of interest and participate as needed in resolution of the issue. If informed by the Proxy Consultant of the need to depart from the predetermined guidelines and/or recommendations, the Proxy Coordinator shall initiate the process, document the deviation on the Proxy Vote Deviation Form and obtain all required certifications, authorizations and supplemental research from the Proxy Consultant, if any.

VOTE: The Proxy Coordinator shall instruct the third party proxy service of the vote to be cast and advise the third party proxy service to cast the vote in a timely manner.

DOCUMENTATION / REPORTS: The Proxy Coordinator shall document the proxy voting deviation process, ensure completion of he Proxy Voting Deviation Form, obtain certifications and authorizations as necessary and accompany with supplemental research, if any. The Proxy Coordinator shall retain a copy of the annual report to the TBAC

RECORD KEEPING: Oechsle shall maintain the following records:

1. A copy of these Policies and Procedures;
2. A record of each proxy statement received.
3. A record of each vote cast.
4. Records pertaining to the decision surrounding the casting of the vote. These include: the research, analysis and recommendation of the third party proxy service; when applicable, a completed Proxy Voting Deviation Form; and additional research (if any) provided by the Proxy Consultant
5. Each written client request for proxy voting records and the response to any client request for such records.

The Proxy Coordinator, in conjunction with the independent third party proxy service, maintains items 2 through 5. Compliance maintains item 1.

DURATION. Proxy voting books and records are maintained by Oechsle or on behalf of Oechsle by its third party proxy service for a period of five years.

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                         PITCAIRN INVESTMENT MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES
                                    JUNE 2003

I. BACKGROUND

Pitcairn Investment Management ("PIM"), a separately identified division of Pitcairn Trust Company, serves as investment adviser to the Pitcairn Funds pursuant to the Investment Advisory Agreement dated as of August 4, 2000 between the Pitcairn Funds and PIM (the "Advisory Agreement"). The Advisory Agreement provides that PIM will manage the investment operations and composition of assets of each fund, and have supervisory responsibility for funds whose assets are managed by sub-advisers. PIM votes proxies for securities held in funds for which it directly manages the assets, and PIM has delegated to each sub-adviser the power to vote proxies with respect to fund assets managed by the sub-adviser, in the best interest of such fund.

Pursuant to recent rules adopted by the Securities and Exchange Commission (the "SEC"), fund advisers who exercise proxy voting authority must (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interests of the fund and its shareholders, (ii) disclose to fund shareholders certain information about those policies and procedures, (iii) maintain certain records relating to proxy voting, and (iv) assist the fund in making its voting record publicly available and available to fund shareholders upon request.

II. SUMMARY OF POLICIES AND PROCEDURES

        A. Duty to the Funds and the Shareholders; Delegation to Subadvisers

PIM's policy is to vote fund portfolio securities for which it has discretionary voting authority solely in the best economic interest of the fund and its shareholders, without regard to its own interests or those of PTC or its affiliates. When PIM has retained a subadviser to manage assets of a Fund, PIM delegates to the subadviser the authority to vote securities held in the portfolio managed by the subadviser, according to the subadviser's proxy voting policies and procedures as approved by the Funds' Board of Trustees.

        B. Administration

In response to these SEC rules, PIM established the Investment Management Committee (the "IMC"), consisting of designated portfolio managers and research analysts of PIM and PIM's Chief Investment Officer ("CIO"), to carry out the provisions of the rules as they relate to PIM as a registered investment adviser, and its client, the Pitcairn Funds. The IMC may act by a majority vote of members present, or the CIO may act for the IMC.

        C. Retention of ISS

Pitcairn Trust Company, on behalf of PIM, has engaged an independent third party proxy voting service, Institutional Shareholder Services, Inc. ("ISS"), to assist PIM in fulfilling its duties. It is PIM's policy that proxies generally will be cast in accordance with the guidelines and recommendations of ISS, whose research PIM believes to be detailed, substantial and impartial. PIM believes that voting in this manner will avoid material conflicts of interest, since votes will be cast without consideration of any PIM or PTC client relationship issues. PIM has adopted procedures, set forth below, for the review of ISS's research and recommendations, and the processing and voting of proxies for those situations where the IMC has determined that it is in the best interests of the Fund and its shareholders to override a recommendation made by ISS.

        D. Information Barriers

It is the policy of PIM that persons employed by PIM, PTC, or their affiliates who are not identified in these procedures as playing a role with respect to voting Fund securities are prohibited from communicating with any IMC member with regard to the voting of such securities. If such a person makes such a prohibited communication, the IMC member contacted will immediately report the communication to the General Counsel (or Compliance Officer) of PTC who will determine whether PIM should treat the proxy in question as one involving a material conflict of interest to be referred to the Proxy Committee of the Board of Pitcairn Funds, and whether the IMC member who was contacted should recuse himself/herself from all further matters regarding the proxy (recusal would be the case in every instance where the communication would reasonably be interpreted as for the purpose of influencing PIM's vote).

        E. Resolutions of Conflicts of Interest

As indicated above (C. Retention of ISS), voting in accordance with the recommendation of an independent third party will eliminate the possibility that the vote will be influenced by interests of PIM.

Where the IMC decides that the ISS recommendation is not in the best interests of the Funds, and thus to vote otherwise than in accordance with the ISS recommendation, the IMC will review the proxy vote in question to determine whether PIM, PTC or PTC's affiliates have a material conflict of interest with the Funds with respect to the vote. Such a conflict may exist where a proponent or known supporter of the proposal (or other third party with a material interest in the outcome) is a business client of PIM or PTC, and will be presumed to exist where such a business client accounts for, or is expected to account for, 1% or more of PTC's gross revenues for a 12 month period. A material conflict may also exist where a member of the IMC has a business or personal relationship with a person or entity involved in the vote in question, or where another officer of PIM or PTC has such a relationship that is known to the IMC. If the IMC determines that there is a material conflict of interest with respect to the proxy vote in question, the IMC will submit the proposed vote to the Proxy Committee of the Board of the Pitcairn Funds for the consent of the Proxy Committee. The proposal will include (a) a description of the vote in question, (b) the IMC's reasons for believing that the ISS recommendation is not in the best interests of the Funds, and support for IMC's recommendation; and (c) a full description of the conflict of interest.

III. ROLES OF PERSONNEL OF PIM

             A. THE MANAGER, INVESTMENT ADMINISTRATION (THE "MANAGER")

The Manager has primary responsibility for monitoring corporate actions and meeting dates and ensuring that determinations are made on a timely basis to vote proxies for securities held in those funds managed by PIM (as opposed to a sub-adviser), and that such votes are submitted in a timely manner. The Manager's duties include the following:

        o Monitoring meeting dates of companies whose stock is held in a fund, reviewing matters to be voted on, and performing a preliminary review of the pre-determined guidelines and recommendations of the third party proxy service;
        o Identifying those non-routine matters where the Investment Management Committee or CIO of PIM has indicated that PIM may wish to conduct additional review to determine whether the recommendation set forth in ISS's guidelines is in the best interest of the Funds, and notifying the IMC and CIO accordingly;
        o Serving as the liaison between PIM and its third-party service providers, including the custodian for the funds and ISS, which will cast proxy votes and maintain records necessary to satisfy SEC reporting requirements;
        o Coordinating with the custodian/securities lending agent the termination of securities on loan in order that proxies can be voted in accordance with the securities lending procedures of the Pitcairn Funds;
        o Coordinating efforts with the sub-advisers and third party service providers to enable the Pitcairn Funds to complete and file SEC Form N-PX in a timely manner;
        o Maintaining records for each voting proposal as required by law (or verifying that ISS has maintained such records).

             B. THE INVESTMENT MANAGEMENT COMMITTEE (THE "IMC")

The IMC is responsible for the following:

                o Determining that a particular issuer or non-routine proposal warrants special scrutiny, reviewing such matters, and, in such cases, determining whether the ISS recommendation is in the best interests of the Funds;
                o Identifying material conflicts of interest in accordance with Section II.E.

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                o    Referring the proxy voting of a matter involving such a
                     material conflict to the Proxy Committee of the Board of the Pitcairn Funds and preparing the submission described in Section II.E; and
                o    Maintaining appropriate documentation.

        C. The Proxy Committee of the Board of the Pitcairn Funds ("Proxy Committee")

The Proxy Committee is responsible for evaluating the material conflicts of interest presented to it by the CIO and either consenting to the recommendation made by the CIO, or directing the CIO how to cast the vote on the particular matter (which may include a determination to vote in accordance with the recommendation of ISS).

IV.     DISCLOSURE OF VOTING RECORDS OF PIM

PIM will furnish to each of its advisory clients (currently the Pitcairn Funds) a copy of its proxy voting policy and procedures, and the proxy voting history for the client account after the votes have been recorded. Requests may be made in writing to:

                         Pitcairn Investment Management
                    Attn.: Manager, Investment Administration
                         One Pitcairn Place, Suite 3000
                              Jenkintown, PA 19046

Or via email request to ml6018@pitcairn.com, or by calling (215) 881-6018.

V.      RECORDKEEPING

        A.  Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, PIM shall maintain the following records:

            PIM'S PROXY VOTING POLICY; AND

            RECORDS OF FUND CLIENT REQUESTS FOR PIM PROXY VOTING INFORMATION.

        B.  Records for PIM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act PIM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

        1. PROXY STATEMENTS RECEIVED REGARDING MATTERS IT HAS VOTED ON BEHALF OF FUND CLIENTS;

        2.   RECORDS OF VOTES CAST BY PIM; AND

        3. COPIES OF ANY DOCUMENTS CREATED BY PIM THAT WERE MATERIAL TO DECIDING HOW TO VOTE PROXIES ON BEHALF OF FUND CLIENTS OR THAT MEMORIALIZE THE BASIS FOR SUCH A DECISION.

If PIM utilizes the services of a third party for maintaining the records above specified, PIM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

        C. Records Pertaining to Sub-Adviser Proxy Policies

PIM WILL CAUSE EACH SUB-ADVISER AND/OR A THIRD PARTY AS PERMITTED BY REGULATIONS ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION (SUCH AS ISS), TO MAINTAIN A COPY OF EACH SUBADVISER'S PROXY VOTING POLICY, AS AMENDED FROM TIME TO TIME.

        D. Time Periods for Record Retention

All books and records required to maintain under this Section V. will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of PIM.

                         SANDS CAPITAL MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

                          (As Adopted on July 1, 2003)

Sands Capital Management, Inc. (the "Adviser") has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act, the Employee Retirement Income Security Act of 1974 ("ERISA"), and other applicable laws and regulations.

1. GENERAL STATEMENT OF POLICY

The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser's authority to vote proxies is established by the investment management agreement with the client.

The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

2. PROXY COMMITTEE; PROXY VOTING GUIDELINES

The Adviser has established a Proxy Committee. The members of the Proxy Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Committee reports to the Adviser's Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the

"Guidelines"), a copy of which is attached hereto as Exhibit 1. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

3. PROXY VOTING PROCEDURE

The Adviser establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

Prior to a proxy voting deadline, the appropriate analyst of the Adviser will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. An analyst may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

4. CONFLICTS OF INTEREST

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

Whenever an analyst determines that it is in a client's best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

A. Identifying Conflicts of Interest

For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser's employees, and other information actually known by a member of the Proxy Committee.

The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

                1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for the Adviser to vote in favor of management.

                2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Committee members, senior management, as applicable) are required to disclose to the Proxy Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

                3. Contact with Proxy Committee Members - If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser's [Compliance Officer] who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

B. Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

C. Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or
(ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

The Adviser may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.*

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

5. DISCLOSURE

In accordance with the Advisers Act and ERISA, the Adviser reports to its clients regarding the manner in which their proxies are voted . It is the Adviser's general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

6. RECORD RETENTION

The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required. For client portfolios subject to ERISA, the Adviser maintains the books and records required by the Department of Labor.

Attachments

Schedule A - Members of the Proxy Committee

Exhibit 1 - Sands Capital Management, Inc. Proxy Voting Guidelines

* The existence of a material conflict of interest will not affect an analyst's determination that it is in the best interests of clients not to vote a proxy.

                                   SCHEDULE A

                         Members of the Proxy Committee
                            Frank M. Sands, Sr., CFA
                            Frank M. Sands, Jr., CFA
                               William L. Johnson
                                Dana M. McNamara

                                    EXHIBIT 1
                         SANDS CAPITAL MANAGEMENT, INC.

                            PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

        o  Long-term corporate performance record relative to a market index;
        o  Composition of board and key board committees;
        o  Corporate governance provisions and takeover activity;
        o  Board decisions regarding executive pay;
        o  Director compensation;

B. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

C. VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

     Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

        o long-term financial performance of the target company relative to its industry;
        o  management's track record;
        o  background to the proxy contest;
    o  qualifications of director nominees (both slates);
    o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
    o  stock ownership positions.

D. SIZE OF THE BOARD

    Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS
RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. Proxy Contest Defenses

CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

A. POISON PILLS

        The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B. FAIR PRICE PROVISIONS

        Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

        We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

        Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

        We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. SUPERSTOCK

        Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

        We will review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of "superstock".

E. Supermajority Rules

        Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

        1. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

                We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

        2. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

        We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. Board Classification

        High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

        We vote AGAINST proposals to classify the board.

        We vote FOR proposals to repeal classified boards and elect all directors annually.

                     IV. MISCELLANEOUS GOVERNANCE PROVISION

                                Bundled Proposals

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In he case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B. Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                           VII. STATE OF INCORPORATION

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                   VIII. MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D. CHANGING CORPORATE NAME

We generally vote FOR changing the corporate name.

                       IX. SOCIAL AND ENVIRONMENTAL ISSUES

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

        o Ecological issues, including toxic hazards and pollution of the air and water;

        o Employment practices, such as the hiring of women and minority groups;

        o  Product quality and safety;

        o  Advertising practices;

        o Animal rights, including testing, experimentation and factory farming;

        o  Military and nuclear issues; and

        o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

                               CONSTELLATION FUNDS


                            TARGET SELECT EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                               INVESTMENT ADVISER:
                CONSTELLATION INVESTMENT MANAGEMENT COMPANY, L.P.


                             INVESTMENT SUB-ADVISER:
                        TURNER INVESTMENT PARTNERS, INC.


This Statement of Additional Information is not a prospectus and relates only to the Target Select Equity Fund (the "Fund"). It is intended to provide additional information regarding the activities and operations of the Alpha Select Funds (the "Trust"), and should be read in conjunction with the Fund's Prospectus dated January 31, 2005. The Prospectus may be obtained without charge by calling 1-866-BI-ALPHA.

January 31, 2005

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
THE TRUST...................................................................S-1
INVESTMENT OBJECTIVE........................................................S-1
INVESTMENT POLICIES.........................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
INVESTMENT LIMITATIONS.....................................................S-25
PORTFOLIO TURNOVER.........................................................S-28
THE ADVISER................................................................S-30
THE SUB-ADVISER............................................................S-32
THE ADMINISTRATOR..........................................................S-34
THE DISTRIBUTOR............................................................S-35
CODE OF ETHICS.............................................................S-36
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-37
COMPUTATION OF YIELD AND TOTAL RETURN......................................S-41
PURCHASE AND REDEMPTION OF SHARES..........................................S-42
DETERMINATION OF NET ASSET VALUE...........................................S-43
TAXES......................................................................S-44
PORTFOLIO TRANSACTIONS.....................................................S-47
PORTFOLIO HOLDINGS.........................................................S-50
VOTING.....................................................................S-50
DESCRIPTION OF SHARES......................................................S-51
SHAREHOLDER LIABILITY......................................................S-52
LIMITATION OF TRUSTEES' LIABILITY..........................................S-52
PROXY VOTING...............................................................S-52
CONTROL PERSONS AND PRINCIPAL  SHAREHOLDERS................................S-53
INDEPENDENT AUDITORS.......................................................S-53
CUSTODIAN..................................................................S-53
LEGAL COUNSEL..............................................................S-54
FINANCIAL STATEMENTS.......................................................S-54
APPENDIX A - RATINGS DESCRIPTIONS...........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES...........................B-1

THE TRUST

This Statement of Additional Information relates only to Class I shares of the Target Select Equity Fund (the "Fund"). The Fund is a non-diversified separate series of the Alpha Select Funds (the "Trust"), an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated October 25, 1993, and amended on December 10, 1998. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of that Fund represents an equal proportionate interest in that portfolio. See "Description of Shares." Currently, only the Fund exists as a portfolio of the Trust.

On November 1, 2000, the Fund acquired all the assets and liabilities of the Turner (formerly TIP) Funds' TIP Target Select Equity Fund. Performance information presented prior to that date refers to the Turner Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Fund.

INVESTMENT OBJECTIVE

TARGET SELECT EQUITY FUND -- The Fund seeks long term capital appreciation.

INVESTMENT POLICIES

TARGET SELECT EQUITY FUND -- Under the general supervision of the Adviser, and for each investment strategy, the Sub-Advisers will invest in a minimum of 10 equity securities that it believes have the greatest return potential. Such a focused security-selection process permits each manager to act on only the investment ideas that they think are their strongest ones. The Fund seeks to avoid diluting performance by owning too many securities, so that the positive contributions of winning investments will prove substantial.

The Fund is designed to provide an investment that combines the investment expertise and best investment ideas of the Fund's money-management firms. The Sub-Advisers manage a portion of the Fund's portfolio on a day-to-day basis. Assets for investment are allocated to the Sub-Advisers by the Fund's Board of Trustees, based on the recommendation of the Adviser. The expectation is that the allocations will result in a portfolio invested in a variety of equity securities with differing capitalizations and valuations, chosen by differing investment strategies.

The Fund intends to invest primarily (and, under normal circumstances, at least 80% of its total assets) in equity securities of both U.S. and foreign issuers. Selection of equity securities will not be restricted by market capitalization, and the Fund's Sub-Advisers will employ their own proprietary investment processes in managing assets.

Assets of the Fund may also be invested in shares of other investment companies, American Depository Receipts ("ADRs") and real estate investment trusts ("REITs").

The Fund may also invest up to 15% of its net assets in illiquid securities. The Fund may invest up to 25% of its total assets in convertible securities, including convertible securities rated below investment grade, purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and purchase fixed income securities, including securities rated below investment grade. Debt securities rated below investment grade, i.e., rated lower than BBB by S&P and/or Baa by Moody's or unrated securities of comparable quality, are also known as "junk bonds." The maximum percentage of the Fund's assets that may be invested in securities rated below investment grade is 25%, although Fund management currently does not expect its investment in junk bonds to be significant. In addition, the Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions.

Under normal circumstances, each Sub-Adviser may invest a portion of the assets under its management in the money market instruments described below in order to maintain liquidity, or if securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase, provided that such instruments do not exceed 25% of the Fund's total assets. For temporary defensive purposes or during periods when the Adviser determines that market conditions warrant, each Sub-Adviser may invest up to 100% of the assets under its management in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives.

DESCRIPTION OF PERMITTED INVESTMENTS

Small and Mid-Capitalization Companies. The Fund may invest some of its assets in equity securities of small and mid-capitalization companies, which involves greater risk than is customarily associated with investments in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, these companies may be more vulnerable to adverse business or economic events than larger, more established companies. Because of these factors, the Fund believes that its shares may be suitable for investment by persons who can invest without concern for current income and who are in a financial position to assume above-average investment risk in search of above-average long-term reward. The Fund is not intended as a complete investment program but is designed for those long-term investors who can sustain above-average fluctuations in net asset value.

While the small and mid-capitalization issuers may offer greater opportunities for capital appreciation than large capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

The securities of small and mid-capitalization companies may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when in management's judgment such disposition is not desirable or to make many small sales over a lengthy period of time.

While the process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Investing in small companies requires careful initial selection as well as specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally not well known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. While such companies may not be counted upon to develop into major industrial companies, management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the Fund.

Equity securities of specific small and mid-capitalization issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small and mid-capitalization issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

FOREIGN INVESTMENT RISKS

Foreign Market Risk. Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Portfolio Turnover. An annual portfolio turnover rate in excess of 100% may result from the Fund's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion values fluctuate directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Debt Securities. The Fund may hold convertible and nonconvertible debt securities and preferred securities. The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. In purchasing such securities, the Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Junk Bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may not be listed on an exchange or traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Trustees has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board of Trustees. The Board of Trustees has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Trustees will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Investment Company Shares. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

American Depositary Receipts ("ADRs"). The Fund may invest up to 10% of its total assets in the securities of non-U.S. issuers in the form of ADRs. ADRs are receipts issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. The Fund may invest in unsponsored ADRs.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Real Estate Investment Trusts ("REITs"). REITs are a type of pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly or indirectly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like RICs such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by the REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code in order to avoid entity level tax and to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to changes in the Code, including changes involving their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis and through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The

Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates an account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Derivatives. The Fund may use instruments referred to as Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor's 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Hedging. The Fund may use Derivatives for hedging purposes including participatory hedges. Hedging is a strategy in which a Derivative is used to offset the risk that other fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

The Fund may use Derivative instruments and trading strategies that include the following:

Indexed and Inverse Securities. The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk. The Fund may invest in indexed and inverse securities for hedging purposes only. When used for hedging purposes, indexed and inverse securities involve correlation risk.

Options on Securities and Securities Indices.

Purchasing Put Options. The Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an up front payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk. The Fund will not purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

Purchasing Call Options. The Fund may also purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

Writing Call Options. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

Writing Put Options. The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread"). Writing a put option may involve substantial leverage risk.

The Fund is also authorized to sell put or call options in connection with closing out call or put options it has previously purchased.

Other than with respect to closing transactions, the Fund will write only call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in the "Risk Factors in Derivatives" section. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities that substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives".

Futures. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

Swaps. The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Securities and Exchange Commission ("SEC") in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investment and their share price and yield.

Foreign Exchange Transactions.

The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a forward foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction at a future date or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

The Fund may invest in fixed-income securities. The values of fixed income securities tend to vary inversely with interest rates, and may be affected by market and economic factors, as well as by developments impacting specific issuers.

Currency Futures. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the "Futures" section. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See the section "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC

Derivatives". Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Limitations on Currency Hedging. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and will decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

o Credit risk -- the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

o Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

o Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

o Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Securities Lending. The Fund may lend securities with a value not exceeding 33 1/3 % of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Fund may receive a flat fee for its loans. Such loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage. The Fund will enter into a reverse repurchase agreement for leveraging purposes only when the Investment Adviser believes that the interest income to be earned from the investment of the proceeds or the gain for the security to be obtained by effecting the transaction would be greater than the interest expense of the transaction. The Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Fund's securities is considered to be disadvantageous.

Borrowing and Leverage. The Fund may also, to a limited extent, borrow money and utilize leveraging techniques. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses of the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser, in its best judgment, nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

The Fund at times may borrow, including from affiliates, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Global Depository Receipts ("GDRs"). GDRs are issued globally and evidence a similar ownership interest in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are designed for trading in non-U.S. securities markets. GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Asset-Backed Securities. Asset-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a longer term security. Since longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the inherent volatility of the Fund.

Mortgage-Related Securities. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund.

Non-Diversification The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. Although the Adviser and the Sub-Adviser generally do not intend to invest more than 5% of the Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), as a non-diversified investment company, it may make more investments of that type than a diversified investment company is permitted to make, and the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

Obligations of Supranational Entities. Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stock holders", usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Receipts. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accredited over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Rights. Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

Short-Term Obligations. Commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.

U.S. Government Securities. U.S. Government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, including GNMA, Fannie Mae, FHLMC, Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Financing Corporation, Federal Home Loan Bank, Maritime Administration, Resolution Funding Corporation, Small Business Administration (SBA loan pools and the guaranteed portions of single loan sales), Student Loan Marketing Association and Washington Metropolitan Area Transit Authority. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will not invest in obligations issued by an instrumentality of the U.S. Government unless the Investment Adviser determines that the instrumentality's credit risk makes its securities suitable for investment by the Fund.

U.S. Treasury Obligations. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as

Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

Variable and Floating Rate Instruments. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Yankee Obligations. Yankee Obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankees selected for the Fund will adhere to the same quality standards as those utilized or the selection of domestic debt obligations.

Zero Coupon Securities. STRIPS and Receipts (TRs, TIGRs, LYONS and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes that are non-zero coupon securities with similar maturity and credit qualities. The Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy income distribution requirements. The Fund accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Corporate Zero Coupon Securities - Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser, the Sub-Adviser and their affiliates. The Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in equity securities, including the risk of loss of principal.

Other Special Considerations. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. Short-term investments and temporary defensive positions may limit the potential for growth in the value of shares of the Fund.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of the Fund which cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Make any investment inconsistent with the diversification requirement under the Code necessary to qualify as a regulated investment company.

2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein (including real estate investment trusts).

4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3 % of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act, in selling portfolio securities.

8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

In addition, although the Fund is classified as a non-diversified fund under the 1940 Act and is not subject to the diversification requirements of the 1940 Act, the Fund is required to comply with certain requirements under the Code.

In addition, the Trust has adopted non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval. Under the non-fundamental restrictions, the Fund may not:

1. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

2. Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Trustees of the Trust have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Trustees of the Trust are not subject to the limitations set forth in this investment restriction.

3. Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

4. Lend its portfolio securities, if, as a result, more than 33% of its total assets would be lent to other parties.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Trust has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Trustees without the approval of the shareholders. However, the Trustees will not change or modify this policy prior to the change or modification by the SEC staff of its position.

Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their trustees, directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

PORTFOLIO TURNOVER

The Fund will effect portfolio transactions without regard to holding period only if, in its management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the Fund's investment policies, under certain market conditions, the Fund's portfolio turnover may be higher than that of other investment companies. Accordingly, it is impossible to predict portfolio turnover rates.

The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in correspondingly higher brokerage commission expenses and may also result in negative tax consequences, such as an increase in capital gains dividends or in ordinary income dividends.

For the fiscal years ended September 30, 2002, 2003 and 2004, the portfolio turnover rates of the Fund were as follows:

                                            PORTFOLIO TURNOVER RATE
                                            -------------------------
          FUND                              2002     2003      2004
          ------------------------------    ------   ------    ------
          Target Select Equity Fund         984.03%  837.39%

For the fiscal years ended September 30, 2002, 2003 and 2004 the Fund paid aggregate brokerage commissions as follows:

     FUND                            2002        2003        2004
     -----------------------------   ---------   ---------   ---------
     Target Select Equity Fund       $  18,348   $  15,592

The brokerage commissions paid by the Fund to the Distributor for the fiscal years ended September 30, 2002, 2003 and 2004 were as follows:

     FUND                            2002        2003        2004
     -----------------------------   ---------   ---------   ---------
     Target Select Equity Fund       $   1,660   $  10,114

For the fiscal year ended September 30, 2004, the percentage of brokerage commissions paid by the Fund to the Distributor, and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker were as follows:

                                                          PERCENTAGE OF FUND
                                       PERCENTAGE OF    TRANSACTIONS INVOLVING
                                     COMMISSIONS PAID   COMMISSION PAYMENTS TO
     FUND                             TO DISTRIBUTOR         DISTRIBUTOR
     -----------------------------   ----------------   ----------------------
     Target Select Equity Fund

The total amount of securities of Broker/Dealers held by the Fund for the fiscal year ended September 30, 2004 were as follows:

                                            TOTAL AMOUNT OF
                                          SECURITIES HELD BY
    FUND          NAME OF BROKER/DEALER         FUND           TYPE OF SECURITY
-------------     ---------------------   ------------------   ----------------
Target Select
Equity Fund

THE ADVISER


The Trust and Constellation Investment Management Company, LP ("CIMCO" or the "Adviser"), have entered into an advisory agreement (the "Advisory Agreement"). CIMCO is a professional investment management firm founded on May 19, 2000. Under the Advisory Agreement, the Adviser continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each of the Fund's Sub-Advisers. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The continuance of the Advisory Agreement as to the Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

The Advisory fee is comprised of a base fee and a performance adjustment that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund's performance benchmark. The Fund's base fee is accrued daily and paid monthly, based on average net assets during the performance period. The performance period consists of the current month plus the previous 11 months.

The performance adjustment is calculated and paid monthly by comparing the Fund's performance to that of the Fund's performance benchmark (the Russell 3000 Index) over the 12-month period. The annual performance adjustment is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee. The base advisory fee, annual adjustment rate and over/under performance relative to the benchmark is as follows:

                            BASE ADVISORY        ANNUAL         OVER/UNDER
      FUND NAME                  FEE         ADJUSTMENT RATE    PERFORMANCE
------------------------    -------------    ---------------    -----------
Target Select Equity               1.0625%          +/- 0.15%      +/- 3.00%


For the fiscal years ended September 30, 2002, 2003 and 2004, the Fund paid (had reimbursed) the following advisory fees:


                                  ADVISORY FEES PAID
                                (EXPENSES REIMBURSED)                  ADVISORY FEES WAIVED
                        ------------------------------------   ------------------------------------
        FUND               2002         2003         2004         2002         2003         2004
--------------------    ----------   ----------   ----------   ----------   ----------   ----------
Target Select Equity    $ (170,886)  $ (149,694)               $    6,670   $   10,857

CIMCO contractually agreed to waive fees and to reimburse expenses in order to keep net total operating expenses of the Class I shares from exceeding 1.50% through January 31, 2007.

SPECIAL CONSIDERATIONS REGARDING THE MULTI-ADVISER APPROACH

The Adviser oversees the portfolio management services provided to the Fund by the Sub-Advisers. Subject to the review of the Trustees, the Adviser monitors each Sub-Adviser to assure that the Sub-Adviser is managing its segment of the Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in Subchapter M of the Code. The Adviser also provides the Fund with certain administrative services, including maintenance of certain Fund records and assistance in the preparation of the Fund's registration statement under federal and state laws. Because each Sub-Adviser will be managing its segment of the Fund independently from the other Sub-Advisers, the same security may be held in two different segments of the Fund, or may be acquired for one segment of the Fund at a time when the Sub-Adviser of another segment deems it appropriate to dispose of the security from that other segment.

Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity markets is appropriate for their segments of the Fund. Because each Sub-Adviser directs the trading for its own segment of the Fund, and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Fund.

Because each segment of the Fund may perform differently from the other segments depending upon the investment style employed, the investments held and changing market conditions, one segment may be larger or smaller at various times than the other segments. Periodically, capital activity will be apportioned to preserve the initial allocation designated for each segment's investment style. However, the Adviser may, subject to review by the Trustees, allocate new investment capital differently. This action may be necessary, if for example, a Sub-Adviser determined that it desires no additional investment capital for a segment or if an investment style becomes out of favor or more profitable than other investment styles.

MANAGER OF MANAGERS OPTION


The Trust may, on behalf of the Fund, seek to achieve its investment objective by using a "manager of managers" structure. Under a manager of managers structure, CIMCO acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among sub-advisers, and to recommend that the Trustees hire, terminate or replace sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional Sub-Advisers for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager-of-managers approach is chosen.


THE SUB-ADVISER

The Sub-Advisory Agreement provides that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

After the first two years, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of the Fund or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser on 90 days' written notice to the Trust.

The Fund currently has one Sub-Adviser -- Turner Investment Partners, Inc.


TURNER INVESTMENT PARTNERS, INC. -- Turner Investment Partners, Inc. ("Turner" or the "Sub-Adviser"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania serves as a Sub-Adviser for a portion of the assets of the Fund. As of December 31, 2004, Turner had approximately $XX billion in client assets under management.


The Sub-Adviser will manage a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. The Sub-Adviser makes the investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees. For its services, the Sub-Adviser is entitled to receive a base fee from the Adviser, which is calculated daily and paid quarterly, at an annual rate of 0.65% of the average daily net assets of the Fund allocated to it. This fee may be higher or lower depending on the Fund's performance relative to a benchmark. Currently, Turner manages 100% of the Fund's total assets.

In addition, the Adviser will make contributions to a bonus pool out of the revenues it receives as investment adviser to the Fund to the extent the Fund outperforms the Russell 3000 Index. This bonus pool will then be used to provide additional compensation to a Sub-Adviser that outperforms the benchmark index designated for a particular investment style.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS


Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory and Sub-Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from CIMCO and Turner. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory and Sub-Advisory Agreements for another year.

Before this year's meeting, the Board requested and received written materials from CIMCO and Turner about (a) the quality of CIMCO's and Turner's investment management and other services; (b) CIMCO's and Turner's investment management personnel; (c) CIMCO's and Turner's operations and financial condition; (d) CIMCO and Turner's brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees that CIMCO and Turner charge the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of CIMCO's and Turner's profitability from its Fund-related operations; (h) CIMCO's and Turner's compliance systems;
(i) CIMCO's and Turner's policies on and compliance procedures for personal securities transactions; (j) CIMCO's and Turner's reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from CIMCO and Turner presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO's and Turner's advisory and sub-advisory fees and other aspects of the Advisory and Sub-Advisory Agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and Turner's oral presentation and any other information that the Trustees received at the meeting, and deliberated on the approval of CIMCO's and Turner's Advisory and Sub-Advisory Agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.


Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of Turner's Advisory Agreement are fair and reasonable; (b) concluded that Turner's fees are reasonable in light of the services that Turner provides to the Funds it advises; and (c) agreed to renew the Agreement for another year.

THE ADMINISTRATOR


The Trust and Constellation Investment Management Company, LP. (the "Administrator") have entered into an administration agreement (the "Administration Agreement") which took effect on October 1, 2001. The Administration Agreement provides that the Administrator shall perform or supervise the performance of others providing administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Fund. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Administration Agreement, Turner may enter into agreements with service providers to provide administration services to the Fund. The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.


The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

The previous administrator, SEI Investments Global Fund Services ("SIGFS"), is a Delaware business trust that has its principal business offices at Oaks, Pennsylvania 19456. SIGFS now serves as the Trust's Sub-Administrator. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in SIGFS. SEI Investments and its subsidiaries and affiliates, including SIMC, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.


For the fiscal years ended September 30, 2002, 2003 and 2004, the Fund paid the following administrative fees:

                                        ADMINISTRATIVE FEES PAID
                                    -------------------------------
                  FUND                2002        2003       2004
        -------------------------   --------    --------   --------
        Target Select Equity Fund   $  1,043    $    630


THE DISTRIBUTOR


Constellation Investment Distribution Company, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Fund effective October 1, 2001. The Distributor's principal place of business is 1205 Westlakes Drive, Suite 280, Berwyn, PA, 19312. The Distributor is a registered broker-dealer subsidiary of Turner, and is a member of the NASD. Formerly, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments, served as distributor to the Fund.


The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act on behalf of the Fund's Class C Shares.

The distribution plan for Class C Shares provides for payments to the Distributor at an annual rate of 0.75% of the Fund's average daily net assets. These payments are characterized as "Compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may, therefore, be higher or lower than its actual expenses. These payments may be used to compensate the Distributor for its services in connection with distribution assistance or provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. If the Distributor's expenses are less than its fee under the Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher. Because these fees are paid out of the Fund's assets on an ongoing basis over time these fees will increase the cost of your investment.

The Trust has adopted a shareholder servicing plan for its Class A and Class C Shares.

Under the shareholder service plan applicable to Class A and Class C, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Fund may pay the Distributor a fee at a negotiated rate of up to 0.25% annually of the average daily net assets of the Fund attributable to Class A or Class C Shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, Sub-Advisers and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by the Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. Trustees are experienced business persons, who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide essential management services to the Trust, and to review performance. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.

Unless otherwise noted, the business address of each Trustee and each Executive Officer is Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

INTERESTED TRUSTEE


JOHN H. GRADY, JR. (DOB 06/01/61) - Trustee - President and CEO of CIMCO since 2003. Executive Vice President & Secretary from 2001 to 2003 - General Counsel, Chief Legal Officer of Turner from 2001 to 2003. CID President, Chief Operating Officer since September 2001. Partner, Morgan, Lewis & Bockius LLP (law firm) (October 1995-January 2001).


NON-INTERESTED TRUSTEES


RONALD FILANTE (DOB 11/19/45) - Trustee - Associate Professor of Finance, Pace University, since 1987.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee - Treasurer, Thomas Jefferson University, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee since 2004 - Executive Director, JFS Consulting. Consultant since 1999. Senior Vice President of Human Resources of Frontier Corporation (telecommunications company), (1993-1999).


EXECUTIVE OFFICERS


PETER GOLDEN (DOB 6/27/64) - SEI Investments, Oaks PA, 19456 - Controller and Chief Financial Officer since 2001 - Director of Funds Accounting of SEI Investments (investment management company) since June 2001; Previously, Vice President of Fund Administration, J.P. Morgan Chase & Co. (investment bank), March 2000 to April 2001; Vice President, Fund and Pension Accounting, June 1997 to March 2000; Administration Officer/Mutual Fund Servicing Brown Brothers Harriman (private bank), May 1993 to June 1997.

LYDIA A. GAVALIS (DOB 06/05/64) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 1999 - Vice President and Assistant Secretary of SEI Investments (investment management company) since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange (stock exchange), 1989-1998.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Vice President and Assistant Secretary of SEI Investments (investment management company) since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (investment management company) (1998 - 2000). Associate at Pepper Hamilton LLP (law firm) (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm) (1994-1997).

TIMOTHY D. BARTO (DOB 3/28/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments (investment management company) since December 1999. Associate at Dechert Price & Rhoads (law firm) (1997-1999). Associate at Richter, Miller & Finn (law firm) (1994-1997).

CHRISTINE M. MCCULLOUGH (DOB 12/2/60) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000-Employed by SEI Investments (investment management company) since November 1, 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at White and Williams LLP (law firm) (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (law firm) (1990-1991).


ANTOINETTE C. ROBBINS (DOB 3/23/63) - Vice President since 2004 - Employed by CIMCO as Vice President and Director of Compliance since 2004. Previously, Vice President and Director of Compliance of Turner Investment Partners, Inc. (investment management company) (2002-2004). Senior Gift Planning Officer, American Civil Liberties Union (2001-2002). Assistant Vice President and Counsel, Equitable Life Assurance Society of the United States (insurance company) (1996-2002).

JOHN J. CANNING (DOB 11/15/70) - Vice President and Assistant Secretary since 2004 - Employed by CIMCO as Vice President and Director of Mutual Fund Administration and Operations since 2004. Previously, Assistant Director of Mutual Fund Administration and Operations, Sub-Advisory Institutional Service Product Manager for Turner Investment Partners, Inc. (investment management company) (2000-2004). Portfolio Implementation Analyst, SEI Investments (investment management company) (1998-2000). Transfer Agent Manager, Pilgrim Baxter and Associates (investment management company) (1998).

RAMI LIVELSBERGER (DOB 11/14/74) - Vice President and Assistant Secretary since 2004 - Employed by CIMCO as Vice President, Fund Governance since 2004. Previously, Compliance Officer, Legal Assistant for Turner Investment Partners, Inc.

(investment management company) (2001-2004). Legal Assistant, Morgan, Lewis & Bockius LLP (law firm) (1999-2001).

SAEED FRANKLIN (DOB 8/1/75) - Vice President since 2004 - Employed by CIMCO as Vice President, Fund Administration since 2004. Previously, Broker Dealer Account Coordinator, Turner Investment Partners, Inc. (investment management company) (2003-2004). Performance Analyst, ING Variable Annuities (insurance company) (2001-2003). Senior Fund Accountant, Bank of New York (investment bank) (1999-2001). Fund Accountant, PFPC Inc. (investment management company) (1997-1999).


FUND SHARES OWNED BY TRUSTEES. The following table shows a dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Act.


                       DOLLAR RANGE OF FUND SHARES   AGGREGATE DOLLAR RANGE OF
NAME                   (FUND)                        SHARES (ALL FUNDS)
--------------------   ---------------------------   ---------------------------
John H. Grady          $  0                          $  0
Alfred C. Salvato      $  0                          $  0
Janet F. Sansone
Ronald Filante         $  0                          $  0

OWNERSHIP IN SECURITIES OF CIMCO AND RELATED COMPANIES

As reported to the Fund, the information in the following table reflects ownership by the non-interested Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

                                                     VALUE OF        PERCENT OF
                 OWNER AND                           SECURITIES ON   CLASS ON AN
                 RELATIONSHIP             TITLE OF   AN AGGREGATE    AGGREGATE
TRUSTEE          TO TRUSTEE     COMPANY   CLASS      BASIS           BASIS
--------------   ------------   -------   --------   -------------   -----------
Ronald Filante   N/A            N/A       N/A        N/A             N/A
Janet Sansone    N/A            N/A       N/A        N/A             N/A
Alfred Salvato   N/A            N/A       N/A        N/A             N/A

The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of the Adviser. The independent Trustees receive an annual retainer of $5,400 payable quarterly. In addition, independent Trustees receive $675 for each regular or special in person board meeting and $350 for any special board meeting held by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. Compensation of officers and interested Trustees of the Trust is paid by the Adviser or the Administrator. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2004, there were four regular meetings and one special meeting of the Board of Trustees. The then current Trustees received the following compensation from the Trust:


                                                                             TOTAL COMPENSATION
                          AGGREGATE                                            FROM REGISTRANT
                        COMPENSATION       PENSION OR                         AND FUND COMPLEX
                       FROM REGISTRANT     RETIREMENT                         PAID TO TRUSTEES
                       FOR THE FISCAL       BENEFITS          ESTIMATED        FOR THE FISCAL
                         YEAR ENDED      ACCRUED AS PART   ANNUAL BENEFITS       YEAR ENDED
  NAME OF PERSON,       SEPTEMBER 30,       OF FUND             UPON            SEPTEMBER 30,
     POSITION               2003            EXPENSES         RETIREMENT            2003
--------------------   ---------------   ---------------   ---------------   ------------------
John Grady                $      0             N/A               N/A              $      0
Ronald Filante(1)         $  X,XXX             N/A               N/A              $  X,XXX
Janet Sansone(1)                               N/A               N/A              $  X,XXX
Alfred Salvato(1)         $  X,XXX             N/A               N/A              $  X,XXX


(1)Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.


From October 1, 2003 through September 30, 2004, the Audit Committee was comprised of Messrs. Filante, and Salvato, and Ms. Sansone, being all of the independent Trustees.

The independent Trustees receive a fee of $175 per audit committee attended. During that period, there were four meetings of the Audit committee. All of the members of the Audit Committee participated at each meeting.

The Board has a standing Fair Value Pricing Committee that is composed of at least one independent Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Trustee that serves on the Fair Value Pricing Committee receives a fee of $250 per meeting.


COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)(6) - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


Based on the foregoing, the 30-day yield for Class I shares of the Fund for the 30-day period ended September 30, 2004 was 0.45%.


The total return of the Fund, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula: P (1 + T)(n) = ATV(D), where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATV(D) = ending redeemable value as of the end of the designated time period, after taxes on fund distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 + T)(n) = ATV(DR) where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATV(DR) = ending redeemable value as of the end of the designated time period, after taxes on fund distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.


Based on the foregoing, the average annual total return before taxes, after taxes on distributions, and after taxes on distributions and redemption for Class I Shares of the Fund, from inception through September 30, 2004, and for the one year and five year period ended September 30, 2003 were as follows:

                     AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)
                     ------------------------------------------
                     One Year     Five Year     Since Inception
                     --------     ---------     ---------------
                      XX.XX%        XX.XX%           X.XX%

                                           AVERAGE ANNUAL TOTAL RETURN (AFTER
      AVERAGE ANNUAL TOTAL RETURN (AFTER       TAXES ON DISTRIBUTIONS AND
           TAXES ON DISTRIBUTIONS)                   REDEMPTIONS)
      ----------------------------------   ----------------------------------
                               Since                                Since
      One Year    Five Year    Inception   One Year    Five Year    Inception
      --------    ---------    ---------   --------    ---------    ---------
       XX.XX%       XX.XX%       XX.XX%     XX.XX%       XX.XX%       XX.XX%


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST, 330 West 9th Street, Kansas City, Missouri 64105, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which the Fund and the New York Stock Exchange are closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Fund's net asset value per share is computed once daily, Monday through Friday at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued under the direction of the Administrator. The Administrator or its delegates may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Corporate debt securities and mortgage-related securities held by the Fund are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service, approved by the Trustees. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Trustees.

If any securities held by the Fund are restricted as to resale or do not have readily available market quotations, the Adviser determines their fair value for purposes of determining market-based value, following procedures approved by the Trustees. The Trustees periodically review such procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

TAXES

The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not discussed in the Fund's Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, (and any retained amount from that prior calendar year on which the Fund paid no federal income tax).

The Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that distributions will be sufficient to avoid this tax. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Investment Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

The Fund receives income generally in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Any distributions by the Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. The Fund may derive capital gains and losses in connection with sales or other dispositions of the Fund's portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the fund. Currently, the maximum tax rate on long-term capital gains is 15%.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

For corporate investors in the Fund, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds was a regular corporation.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

If the Fund fails to qualify as a RIC for any taxable year, it will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of the Fund's current and accumulated earnings and profits. In such case, thedividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action beneficial to shareholders.

The Fund may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

The Fund is not liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

PORTFOLIO TRANSACTIONS

Under the general supervision of the Adviser, the Sub-Adviser is authorized to select brokers and dealers to effect securities transactions for the Fund. The Sub-Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Sub-Adviser seeks to select brokers or dealers that offer the Fund best price and execution or other services which are of benefit to the Fund.

Purchases of portfolio securities for the Fund may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a commission paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Sub-Adviser will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available and the transaction involves a brokerage commission, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Sub-Adviser or its affiliates that they may lawfully and appropriately use in their investment advisory capacity for the Fund and for other accounts, as well as provide other services in addition to execution services. The Sub-Adviser considers such information, which is in addition to, and not in lieu of, the services required to be performed by them under the agreements, to be useful in varying degrees, but of indeterminable value. The Adviser and Sub-Adviser anticipate that these opportunities will arise infrequently if at all.

The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided that the Trust's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Sub-Advisers may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute their portfolio transactions.

While the Fund's general policy is to seek to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Fund or to the Sub-Adviser, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by the Sub-Adviser in advising other clients. The Sub-Adviser considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the agreements, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Fund and the Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Sub-Adviser in carrying out its responsibilities to the Fund. The standard of reasonableness is to be measured in light of the Sub-Adviser and its overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts of the Sub-Adviser. Nevertheless, it is possible that at times the same securities will be acceptable for the Fund and for one or more of such client accounts. To the extent any of these client accounts and the Fund seeks to acquire the same security at the same time, the individual Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Sub-Adviser, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Sub-Adviser. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better trade execution for the Fund.

The Fund may use the Distributor and other affiliated brokers as a broker to execute portfolio transactions. In accordance with the 1940 Act, the Trust has adopted certain procedures which are designed to provide that commissions payable to affiliated brokers are reasonable and fair as compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities or options exchanges during a comparable period of time. The Fund does not deem it practicable or in its best interest to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers. The Trustees review the procedures adopted by the Trust with respect to the payment of brokerage commissions at least annually to ensure their continuing appropriateness, and determine, on at least a quarterly basis, that all such transactions during the preceding quarter were effected in compliance with such procedures.

Depending on the Sub-Adviser' view of market conditions, the Fund may or may not purchase debt securities with the expectation of holding them to maturity. The Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of market conditions or of the issuer.


PORTFOLIO HOLDINGS

The Board of Trustees has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. In addition to the permitted disclosures described below, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

Each Fund will make available on a monthly basis to all shareholders and other interested parties, including rating agencies and pension plan sponsors and/or their consultants, information regarding month-end holdings, performance and related characteristics ("Fund Information"). This information is generally available within 10 days after month-end, and may be requested by calling the Funds at 1-866-242-5742 or writing the Funds at P.O. Box 219520, Kansas City, Missouri 64105-9520. No shareholder or other interested party shall be permitted to gain access to Fund Information in advance of other parties nor shall access to such information be provided on an inequitable basis to only some of those who are eligible or otherwise able to obtain it.

The Funds' Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of Fund Information at differing times and with different lag times in instances where the Funds have legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Board of Trustees will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall a Fund, CIMCO, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Currently, the Funds have obtained confidentiality agreements from and have arrangements to provide additional disclosure of Fund Information to Factset Research Systems Inc., which provides portfolio attribution services for CIMCO. In addition, the Funds' service providers, such as the Sub-Advisers, Custodian, Sub-Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Funds.



VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by the Fund have no preemptive, conversion, or subscription rights. The whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Currently, only the Fund exists as a portfolio of the Trust. However, if additional portfolios are added, each fund, as a separate series of the Trust, will vote separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each class of the Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (1) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of a fund. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The Class I Shares have no 12b-1 plan and no sales charges. Class A Shares are identical to Class I Shares, except that Class A Shares have a shareholder servicing plan and a front-end sales charge. Class C Shares are identical to Class I Shares, except that Class C Shares have a Rule 12b-1 plan, a shareholder service plan and a contingent-deferred sales charge.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware business trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

PROXY VOTING


The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to CIMCO and to Turner (with respect to the Fund). CIMCO and Turner will vote such proxies in accordance with their respective proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.


Beginning in 2004, the Trust will be required to disclose annually the Fund's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and is due no later than August 31, 2004. Once filed, Form N-PX for the Fund will be available upon request by calling [800 number] or [standard #] or by writing to Alpha Select Funds at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of January XX, 2005, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

                                                           PERCENTAGE
                           NAME AND ADDRESS OF  NUMBER OF  OF FUND'S
          FUND              BENEFICIAL OWNER     SHARES      SHARES
-------------------------  -------------------  ---------  ----------
Target Select Equity Fund


CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended September 30, 2003, including the Report of Independent Auditors, are included in the Fund's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Fund at 1-866-BI-ALPHA or by writing to Constellation Funds, P.O. Box 219520, Kansas City, Missouri 64105-9520. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Constellation Funds, from the EDGAR Database on the SEC's website http://www.sec.gov.

                                   APPENDIX A

                              RATINGS DESCRIPTIONS

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C       Bonds are in imminent default in payment of interest or principal.

DDD, DD,
AND D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

                                       A-4
                                       xx